EXHIBIT 10.17

Arizona Health Care Cost Containment System
Acute Care Request for Proposal
October 1, 2003-September 30, 2006
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AHCCCS MISSION
Reaching across Arizona to provide
comprehensive, quality health care for
those in need.

AHCCCS VISION
Shaping tomorrow's managed health care...from todays experience, quality and innovation.

AHCCCS CUSTOMER
Depending on the changing role of AHCCCS we
recognize different internal and external
customers, but we have only one fundamental
focus that inspires our efforts:
Our primary customers
are AHCCCS members.
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ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
SOLICITATION, OFFER AND AWARD
Request for Proposal Number YH04-0001
Date Issued: February 3, 2003 Issued by: AHCCCSA
					 Contracts and Purchasing
Subject of Solicitation: 		 701 E. Jefferson Ave.
ACUTE CARE SERVICES 			 Phoenix, AZ 85034
Term of Contract: 10/1/03-9/30/06

Questions concerning this solicitation shall be submitted to Michael Veit,
(602) 417-4762 or E-mail of MJVeit@ahcccs.state.az.us

I. SOLICITATION
In accordance with A.R.S. Sec. 36-2901, which is incorporated herein by reference,competitive sealed proposals will be received at the address above, until 3:00 p.m. local time, March 31, 2003. Proposals must be in the actual possession of AHCCCSA on or prior to the time and date and at the location indicated above. Late proposals will not be considered. Proposals must be submitted in a sealed envelope or package (original and 7 copies) with the Solicitation Number and the offeror's name and address clearly indicated on the envelope or package. All proposals must be completed in ink or typewritten. Additional instructions for preparing a proposal are included in this solicitation document.

TABLE OF CONTENTS
A. SOLICITATION, OFFER AND AWARD..........................................  1
B. RATES .................................................................  6
C. DEFINITIONS ...........................................................  7
D. PROGRAM REQUIREMENTS .................................................. 15
E. CONTRACT CLAUSES ...................................................... 73
F. INDEX ................................................................. 81
G. REPRESENTATIONS & CERTIFICATIONS....................................... 84
H. EVALUATION FACTORS .................................................... 93
I. INSTRUCTIONS TO OFFERORS .............................................. 96
J. ATTACHMENTS .......................................................... 110

II. OFFER (Must be fully completed by Offeror)

The undersigned Offeror hereby agrees, if this offer is accepted within 120 days of receipt of proposals, to provide all services in accordance with the terms and requirements stated herein, including all attachments, amendments, and Best-and-Final Offers (if any).

Name of Offeror: VHS Phoenix Health Plan, Inc.	Phone: (602) 824-3810
Address:	 1209 S. 7th Avenue		Fax: (602) 824-3857
City/State/Zip:	 Phoenix, AZ  85007		Email: nnovick@phxmem.com
Printed Name of Person Authorized to Sign Offer:Nancy Novick
Offeror's Signature: /s/ Nancy Novick		Date: 3/28/03

III. AWARD (To be completed by AHCCCSA)

The offer, including all attachments, amendments and Best-and-Final Offers (if any), contained herein, is accepted.
Awarded this 1st day of May, 2003.

/s/ Michael J. Viet
Michael Veit, as AHCCCS Contracting Officer

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TABLE OF CONTENTS
SOLICITATION, OFFER AND AWARD ............................................. 1
SECTION B: CAPITATION RATES ............................................... 6
SECTION C: DEFINITIONS .................................................... 7
SECTION D: PROGRAM REQUIREMENTS ...........................................15
1. TERM OF CONTRACT AND OPTION TO RENEW....................................15
2. ELIGIBILITY CATEGORIES .................................................16
3. ENROLLMENT AND DISENROLLMENT............................................17
4. ANNUAL ENROLLMENT CHOICE ...............................................19
5. OPEN ENROLLMENT ........................................................20
6. AUTO-ASSIGNMENT ALGORITHM...............................................20
7. AHCCCS MEMBER IDENTIFICATION CARDS .....................................20
8. MAINSTREAMING OF AHCCCS MEMBERS.........................................20
9. TRANSITION OF MEMBERS...................................................21
10. SCOPE OF SERVICES .................................................... 21
11. SPECIAL HEALTH CARE NEEDS............................................. 29
12. BEHAVIORAL HEALTH SERVICES............................................ 29
13. AHCCCS MEDICAL POLICY MANUAL ......................................... 31
14. MEDICAID IN THE PUBLIC SCHOOLS (MIPS) ................................ 31
15. PEDIATRIC IMMUNIZATIONS AND THE VACCINE FOR CHILDREN PROGRAM.......... 31
16. STAFF REQUIREMENTS AND SUPPORT SERVICES............................... 32
17. WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS..................... 33
18. MEMBER INFORMATION ................................................... 33
19. MEMBER SURVEYS ....................................................... 34
20. CULTURAL COMPETENCY................................................... 34
21. MEDICAL RECORDS....................................................... 35
22. ADVANCE DIRECTIVES.................................................... 35
23. QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM) ................ 36
24. PERFORMANCE STANDARDS................................................. 37
25. GRIEVANCE AND REQUEST FOR HEARING PROCESS AND STANDARDS............... 39
26. QUARTERLY GRIEVANCE REPORT............................................ 39
27. NETWORK DEVELOPMENT................................................... 39
28. PROVIDER AFFILIATION TRANSMISSION..................................... 41
29. NETWORK MANAGEMENT.................................................... 41
30. PRIMARY CARE PROVIDER STANDARDS....................................... 41
31. MATERNITY CARE PROVIDER STANDARDS .................................... 42
32. REFERRAL PROCEDURES AND STANDARDS .................................... 43
33. APPOINTMENT STANDARDS ................................................ 44
34. FEDERALLY QUALIFIED HEALTH CENTERS (FQHC) ............................ 45
35. PROVIDER MANUAL....................................................... 45
36. PROVIDER REGISTRATION................................................. 46
37. SUBCONTRACTS ..........................................................46
38. CLAIMS PAYMENT SYSTEM ................................................ 48
39. SPECIALTY CONTRACTS .................................................. 48
40. HOSPITAL SUBCONTRACTING AND REIMBURSEMENT............................. 49
41. NURSING FACILITY REIMBURSEMENT........................................ 49
42. PHYSICIAN INCENTIVES.................................................. 50

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43. MANAGEMENT SERVICES SUBCONTRACTORS.................................... 50
44. MANAGEMENT SERVICES SUBCONTRACTOR AUDITS.............................. 51
45. MINIMUM CAPITALIZATION REQUIREMENTS................................... 51
46. PERFORMANCE BOND OR BOND SUBSTITUTE................................... 52
47. AMOUNT OF PERFORMANCE BOND............................................ 52
48. ACCUMULATED FUND DEFICIT.............................................. 53
49. ADVANCES, DISTRIBUTIONS, LOANS AND INVESTMENTS........................ 53
50. FINANCIAL VIABILITY STANDARDS / PERFORMANCE GUIDELINES................ 53
51. SEPARATE INCORPORATION................................................ 54
52. MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP ....................... 54
53. COMPENSATION ......................................................... 54
54. PAYMENTS TO CONTRACTORS .............................................. 56
55. CAPITATION ADJUSTMENTS ............................................... 57
56. INCENTIVES ........................................................... 57
57. REINSURANCE........................................................... 58
58. COORDINATION OF BENEFITS / THIRD PARTY LIABILITY...................... 61
59. COPAYMENTS ........................................................... 63
60. MEDICARE SERVICES AND COST SHARING.................................... 64
61. MARKETING............................................................. 64
62. CORPORATE COMPLIANCE.................................................. 64
63. RECORDS RETENTION..................................................... 65
64. DATA EXCHANGE REQUIREMENTS............................................ 65
65. ENCOUNTER DATA REPORTING.............................................. 66
66. ENROLLMENT AND CAPITATION TRANSACTION UPDATES......................... 67
67. PERIODIC REPORT REQUIREMENTS.......................................... 67
68. REQUESTS FOR INFORMATION.............................................. 68
69. DISSEMINATION OF INFORMATION ......................................... 68
70. OPERATIONAL AND FINANCIAL READINESS REVIEWS........................... 68
71. OPERATIONAL AND FINANCIAL REVIEWS..................................... 68
72. SANCTIONS ............................................................ 69
73. BUSINESS CONTINUITY PLAN.............................................. 70
74. TECHNOLOGICAL ADVANCEMENT............................................. 70
75. PENDING LEGISLATIVE / OTHER ISSUES.................................... 71
76. BALANCED BUDGET ACT OF 1997 (BBA)..................................... 71
77. HEALTHCARE GROUP OF ARIZONA........................................... 72
SECTION E: CONTRACT CLAUSES............................................... 73
1) APPLICABLE LAW......................................................... 73
2) AUTHORITY ............................................................. 73
3) ORDER OF PRECEDENCE.................................................... 73
4) CONTRACT INTERPRETATION AND AMENDMENT.................................. 73
5) SEVERABILITY........................................................... 73
6) RELATIONSHIP OF PARTIES................................................ 73
7) ASSIGNMENT AND DELEGATION.............................................. 73
8) GENERAL INDEMNIFICATION................................................ 73
9) INDEMNIFICATION -- PATENT AND COPYRIGHT................................ 74
10) COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS ............... 74
11) ADVERTISING AND PROMOTION OF CONTRACT ................................ 74
12) PROPERTY OF THE STATE................................................. 74
13) THIRD PARTY ANTITRUST VIOLATIONS...................................... 74
14) RIGHT TO ASSURANCE ................................................... 74

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15) TERMINATION FOR CONFLICT OF INTEREST.................................. 74
16) GRATUITIES ........................................................... 75
17) SUSPENSION OR DEBARMENT............................................... 75
18) TERMINATION FOR CONVENIENCE........................................... 75
19) TERMINATION FOR DEFAULT............................................... 75
20) TERMINATION - AVAILABILITY OF FUNDS .................................. 76
21) RIGHT OF OFFSET....................................................... 76
22) NON-EXCLUSIVE REMEDIES ............................................... 76
23) NON-DISCRIMINATION ................................................... 76
24) EFFECTIVE DATE........................................................ 76
25) INSURANCE............................................................. 76
26) DISPUTES.............................................................. 77
27) RIGHT TO INSPECT PLANT OR PLACE OF BUSINESS........................... 77
28) INCORPORATION BY REFERENCE ........................................... 77
29) COVENANT AGAINST CONTINGENT FEES...................................... 77
30) CHANGES............................................................... 77
31) TYPE OF CONTRACT...................................................... 77
32) AMERICANS WITH DISABILITIES ACT ...................................... 77
33) WARRANTY OF SERVICES ................................................. 78
34) NO GUARANTEED QUANTITIES.............................................. 78
35) CONFLICT OF INTEREST ................................................. 78
36) DISCLOSURE OF CONFIDENTIAL INFORMATION................................ 78
37) COOPERATION WITH OTHER CONTRACTORS.................................... 78
38) ASSIGNMENT OF CONTRACT AND BANKRUPTCY................................. 78
39) OWNERSHIP OF INFORMATION AND DATA .................................... 78
40) AHCCCSA RIGHT TO OPERATE CONTRACTOR................................... 79
41) AUDITS AND INSPECTIONS................................................ 79
42) LOBBYING.............................................................. 79
43) CHOICE OF FORUM....................................................... 80
SECTION F: INDEX - PROGRAM REQUIREMENTS AND CONTRACT CLAUSES ............. 81
SECTION G: REPRESENTATIONS AND CERTIFICATIONS OF OFFEROR ................. 84
SECTION H: EVALUATION FACTORS AND SELECTION PROCESS....................... 93
SECTION I: INSTRUCTIONS TO OFFERORS....................................... 96
SECTION J: LIST OF ATTACHMENTS........................................... 110
ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS ............................ 111
1) ASSIGNMENT AND DELEGATION OF RIGHTS AND RESPONSIBILITIES.............. 111
2) AWARDS OF OTHER SUBCONTRACTS.......................................... 111
3) CERTIFICATION OF COMPLIANCE - ANTI-KICKBACK AND LABORATORY TESTING.... 111
4) CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION....................... 111
5) CLINICAL LABORATORY IMPROVEMENT AMENDMENTS OF 1988.................... 111
6) COMPLIANCE WITH AHCCCSA RULES RELATING TO AUDIT AND INSPECTION........ 111
7) COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS........................... 112
8) CONFIDENTIALITY REQUIREMENT .......................................... 112
9) CONFLICT IN INTERPRETATION OF PROVISIONS ............................. 112
10) CONTRACT CLAIMS AND DISPUTES......................................... 112
11) ENCOUNTER DATA REQUIREMENT........................................... 112

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12) EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES ... 112
13) FRAUD AND ABUSE ..................................................... 112
14) GENERAL INFORMATION.................................................. 112
15) INSURANCE............................................................ 112
16) LIMITATIONS ON BILLING AND COLLECTION PRACTICES...................... 113
17) MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND PROVIDE SERVICES...... 113
18) NON-DISCRIMINATION REQUIREMENTS ..................................... 113
19) PRIOR AUTHORIZATION AND UTILIZATION REVIEW........................... 113
20) RECORDS RETENTION.................................................... 113
21) SEVERABILITY......................................................... 113
22) SUBJECTION OF SUBCONTRACT............................................ 114
23) TERMINATION OF SUBCONTRACT .......................................... 114
24) VOIDABILITY OF SUBCONTRACT .......................................... 114
25) WARRANTY OF SERVICES ................................................ 114
ATTACHMENT B: MINIMUM NETWORK STANDARDS.................................. 115
ATTACHMENT C: MANAGEMENT SERVICES SUBCONTRACTOR STATEMENT................ 126
ATTACHMENT D (1): SAMPLE LETTER OF INTENT ............................... 132
ATTACHMENT D (2): NETWORK SUBMISSION REQUIREMENTS........................ 136
ATTACHMENT E: INSTRUCTIONS FOR PREPARING CAPITATION PROPOSAL ............ 150
ATTACHMENT F: PERIODIC REPORT REQUIREMENTS .............................. 152
ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM.................................. 154
ATTACHMENT H (1): ENROLLEE GRIEVANCE SYSTEM STANDARDS AND POLICY......... 157
ATTACHMENT H (2): PROVIDER GRIEVANCE SYSTEM STANDARDS AND POLICY......... 161
ATTACHMENT I: ENCOUNTER SUBMISSION REQUIREMENTS.......................... 163
ATTACHMENT J: EPSDT PERIODICITY SCHEDULE................................. 166
ATTACHMENT K: OFFEROR'S CHECKLIST ....................................... 169

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SECTION B: CAPITATION RATES

Pre-Contract Award

1. The Contractor shall assume in the capitation rate calculation that services will be provided as described in this solicitation.
2. The first page following this page must be a certification that the capitation rates submitted by the Offeror are actuarially sound by an actuary who is a member of the American Academy of Actuaries.
3. The Capitation Rate Calculation Sheets (CRCS) will be generated by the Web application, described in Attachment E. The Offeror must complete two such CRCS for each risk group and Geographical Service Area (GSA) it is bidding. One CRCS is to be bid with Prescription Drug expenditures included and one CRCS is to be bid without Prescription Drug expenditures. The Offeror should insert a print out Of the CRCS bid sheets after the actuarial certification.
4. In the event that the Web application bid submission differs from the bid submission included with this section, the bid submitted via the Web application will prevail.

Post-Contract Award

The Contractor shall provide services as described in this contract. In consideration for these services, the Contractor will be paid the attached Contractor specific rates for the term October 1, 2003 through September 30, 2004.

See attached.

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SECTION C: DEFINITIONS

1931
Eligible individuals and families under the 1931 provision of the Social Security Act, with household income levels at or below 100% of the FPL.

ADHS
Arizona Department of Health Services, the state agency mandated to serve the public health needs of all Arizona citizens.

ADHS BEHAVIORAL HEALTH RECIPIENT
A Title XIX or Title XXI acute care member who is eligible for, and is receiving, behavioral health services through ADHS and its subcontractors.

AGENT
Any person who has been delegated the authority to obligate or act on behalf of another person or entity.

AHCCCS
Arizona Health Care Cost Containment System, which is composed of the Administration, Contractors, and other arrangements through which health care services are provided to an eligible person, as defined by A.R.S. Sec. 36-2902, et seq.

AHCCCS BENEFITS
See "COVERED SERVICES".

AHCCCS MEMBER
See "MEMBER".

AHCCCSA
Arizona Health Care Cost Containment System Administration.

ALTCS
The Arizona Long Term Care System, a program under AHCCCSA that delivers long term, acute, behavioral health and case management services to members, as authorized by A.R.S. Sec. 36-2932.

AMBULATORY CARE
Preventive, diagnostic and treatment services provided on an outpatient basis by physicians, nurse practitioners, physician assistants and other health care providers.

AMPM
AHCCCS Medical Policy Manual.

ANNUAL ENROLLMENT CHOICE (AEC)
The opportunity, given each member annually, to change to another Contractor in their GSA.

ARIZONA ADMINISTRATIVE CODE (A.A.C.)
State regulations established pursuant to relevant statutes. For purposes of this solicitation, the relevant sections of the AAC are referred to throughout this document as "AHCCCS Rules".

A.R.S.
Arizona Revised Statutes.

BBA
The Balanced Budget Act of 1997.

BCCTP
Breast and Cervical Cancer Treatment Program, a Title XIX eligibility expansion program for women who are not otherwise Title XIX eligible and are diagnosed as needing treatment for breast and/or cervical cancer or lesions.

BIDDER'S LIBRARY
A repository of manuals, statutes, rules and other reference material located at the AHCCCS Central office in Phoenix. A limited, virtual library is located on the AHCCCS website at www.ahcccs.state.az.us.

BOARD CERTIFIED
An individual who has successfully completed all prerequisites of the respective specialty board and successfully passed the required examination for certification.

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CAPITATION
Payment to Contractor by AHCCCSA of a fixed monthly payment per person in advance for which the Contractor provides a full range of covered services as authorized under A.R.S. Sec. 36-2904 and Sec. 36-2907.

CATEGORICALLY LINKED TITLE XIX MEMBER
Member eligible for Medicaid under Title XIX of the Social Security Act including those eligible under 1931 provisions of the Social Security Act, Sixth Omnibus Budget Reconciliation Act (SOBRA), Supplemental Security Income
(SSI), SSI-related groups. To be categorically linked, the member must be aged 65 or over, blind, disabled, a child under age 19, a parent of a dependent child, or pregnant.

CLEAN CLAIM
A claim that may be processed without obtaining additional information from the provider of service or from a third party; but does not include claims under investigation for fraud or abuse or claims under review for medical necessity.

CMS (formerly HCFA)
Centers for Medicare and Medicaid Services, an organization within the U.S. Department of Health and Human Services, which administers the Medicare and Medicaid programs and the State Children's Health Insurance Program.

COMPETITIVE BID PROCESS
A state procurement system used to select Contractors to provide covered services on a geographic basis.

CONTINUING OFFEROR (INCUMBENT)
An AHCCCS Contractor during CYE 03 that submits a proposal pursuant to this solicitation.

CONTRACT SERVICES
See "COVERED SERVICES".

CONTRACT YEAR (CY)
Corresponds to Federal fiscal year (Oct. 1 through Sept. 30). For example, Contract Year 04 is 10/01/03 - 9/30/04.

CONTRACTOR
An organization or entity agreeing through a direct contracting relationship with AHCCCSA to provide the goods and services specified by this contract in conformance with the stated contract requirements, AHCCCS statute and rules and Federal law and regulations.

CONVICTED
A judgment of conviction has been entered by a Federal, State or local court, regardless of whether an appeal from that judgment is pending.

COPAYMENT
A monetary amount specified by the Director that the member pays directly to a Contractor or provider at the time covered services are rendered, as defined in R9-22-107.

COVERED SERVICES
Health care services to be delivered by a Contractor which are designated in Section D of this contract, AHCCCS Rules R9-22, Article 2 and R9-31, Article 2 and the AMPM.

CRS
The Children's Rehabilitative Services administered by ADHS, as defined in R9-22-114.

CY
See "CONTRACT YEAR".

CYE
Contract Year Ending; same as "CONTRACT YEAR".

DAYS
Calendar days unless otherwise specified as defined in the text, as defined in R9-22-101.

DIRECTOR
The Director of AHCCCSA.

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DISCLOSING ENTITY
An AHCCCS provider or a fiscal agent.

DISENROLLMENT
The discontinuance of a member's ability to receive covered services through a Contractor.

DME
Durable Medical Equipment, which is an item, or appliance that can withstand repeated use, is designated to serve a medical purpose, and is not generally useful to a person in the absence of a medical condition, illness or injury as defined in R9-22-102.

DUAL ELIGIBLE
A member who is eligible for both Medicare and Medicaid.

ELIGIBILITY DETERMINATION
A process of determining, through a written application and required documentation, whether an applicant meets the qualifications for Title XIX or Title XXI.

EMERGENCY MEDICAL CONDITION
A medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: a) placing the patient's health (or, with respect to a pregnant woman, the health of the woman or her unborn child) in serious jeopardy; b) serious impairment to bodily functions; or c) serious dysfunction of any bodily organ or part.

EMERGENCY MEDICAL SERVICE
Covered inpatient and outpatient services provided after the sudden onset of an emergency medical condition as defined above. These services must be furnished by a qualified provider, and must be necessary to evaluate or stabilize the emergency medical condition.

ENCOUNTER
A record of a health care related service rendered by a provider or providers registered with AHCCCSA to a member who is enrolled with a Contractor on the date of service.

ENROLLEE
A Medicaid recipient who is currently enrolled with a contractor.

ENROLLMENT
The process by which an eligible person becomes a member of a Contractor's health plan.

EPSDT
Early and Periodic Screening, Diagnosis and Treatment; services for persons under 21 years of age as described in AHCCCS rules R9-22, Article 2.

FAMILY PLANNING SERVICES EXTENSION PROGRAM
A program that provides only family planning services for a maximum of 24 months to SOBRA women whose pregnancy has ended and who are not otherwise eligible for full Title XIX services.

FEDERALLY QUALIFIED HEALTH CENTER (FQHC)
An entity which meets the requirements and receives a grant and funding pursuant to Section 330 of the Public Health Service Act. An FQHC includes an outpatient health program or facility operated by a tribe or tribal organization under the Indian Self-Determination Act (PL 93-638) or an urban Indian organization receiving funds under Title V of the Indian Health Care
Improvement Act.

FEE-FOR-SERVICE (FFS)
A method of payment to registered providers on an amount per service basis.

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FES
Federal emergency services program covered under R9-22-217, to treat an emergency medical condition for a member who is determined eligible under A.R.S. Sec.36-2903.03 (D).

FFP
Federal financial participation (FFP) refers to the contribution that the Federal government makes to the Title XIX and Title XXI program portions of AHCCCS as defined in 42 CFR 400.203.

FISCAL YEAR (FY)
The budget year - Federal Fiscal Year: October 1 through September 30; State fiscal year: July 1 through June 30.

FREEDOM TO WORK (TICKET TO WORK)
A Federal program that expands Title XIX eligibility to individuals, 16 through 64 years old, who are disabled and whose earned income, after allowable deductions, is at or below 250% of the Federal Poverty Level.

GATEKEEPER
Primary care provider who is primarily responsible for all medical treatment rendered, who makes referrals as necessary, and who coordinates and monitors the member's treatment.

GEOGRAPHIC SERVICE AREA (GSA)
A specific county or defined grouping of counties designated by AHCCCSA within which a Contractor provides, directly or through subcontract, covered health care to members enrolled with that Contractor.

HEALTHCARE GROUP OF ARIZONA (HCG)
A prepaid medical coverage plan marketed to small, uninsured businesses and political subdivisions within the state.

HEALTH MAINTENANCE ORGANIZATION (HMO)
Various forms of plan organization, including staff and group models that meet the HMO licensing requirements of the Federal and/or State government and offer a full array of health care services to members on a capitated basis.

HEALTH PLAN
See "CONTRACTOR".

HIFA
Health Insurance Flexibility and Accountability Act, a demonstration initiative by CMS, which targets State Children's Health Insurance Program (Title
XXI) funding for populations with incomes below 200 percent of the Federal Poverty Level, seeking to maximize private health insurance coverage options.

HIFA PARENTS
Parents of Medicaid and KidsCare eligible children who are eligible for AHCCCS benefits under the HIFA Waiver. All eligible parents must pay a monthly premium based on household income.

IBNR
Incurred But Not Reported liability for services rendered for which claims have not been received.

IHS
Indian Health Service authorized as a Federal agency pursuant to 25 U.S.C.
1661.

KIDSCARE
Individuals under the age of 19, eligible under the SCHIP program, in households with income at or below 200% FPL. Children, in households with incomes between 150% and 200% of the FPL, may participate in the program, but are required to pay a premium amount based on the number of children in the family and the gross family income.

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LIEN
A legal claim, filed with the County Recorder's office in which a member resides and in the county an injury was sustained, for the purpose of ensuring that AHCCCS receives reimbursement for medical services paid. The lien is attached to any settlement the member may receive as a result of an injury.

MANAGED CARE
Systems that integrate the financing and delivery of health care services to covered individuals by means of arrangements with selected providers to furnish comprehensive services to members; establish explicit criteria for the selection of health care providers; have financial incentives for members to use providers and procedures associated with the plan; and have formal programs for quality, utilization management and the coordination of care.

MANAGEMENT SERVICES SUBCONTRACTOR
A person or organization that agrees to perform any administrative function or service for the Contractor, specifically related to securing or fulfilling the Contractor's obligations to AHCCCSA, under the terms of this contract.

MANAGING EMPLOYEE
A general manager, business manager, administrator, director, or other individual who exercises operational or managerial control over, or who directly or indirectly conducts the day-to-day operation of an institution, organization or agency.

MATERIAL OMISSION
Facts, data or other information excluded from a report, contract, etc., the absence of which could lead to erroneous conclusions following reasonable review of such report, contract, etc.

MEDICAID
A Federal/State program authorized by Title XIX of the Social Security Act, as amended.

MEDICAL EXPENSE DEDUCTION (MED)
Title XIX Waiver member whose family income is more than 100% of the Federal Poverty Level and has family medical expenses that reduce income to or below 40% of the Federal Poverty Level. MED's may have a categorical link to a Title XIX program; however, their income exceeds the limits of the Title XIX program.

MEDICARE
A Federal program authorized by Title XVIII of the Social Security Act, as amended.

MEDICARE HMO
A Health Maintenance Organization or Comprehensive Medical Plan, which provides Medicare services to Medicare beneficiaries pursuant to a Medicare risk contract with CMS under Sec.1876 of the Social Security Act.

MEMBER
An eligible person who is enrolled in the system, as defined in A.R.S. Sec. 36-2901, A.R.S. Sec. 36-2981 and A.R.S. Sec. 36-2981.01.

NEW OFFEROR
An organization or entity that submits a proposal in response to this solicitation and which has not been an AHCCCS Contractor during CYE 03.

NON-CONTRACTING PROVIDER
A person who provides services as prescribed in A.R.S. Sec. 36-2939 and who does not have a subcontract with an AHCCCS Contractor.

OFFEROR
An organization or other entity that submits a proposal to the Administration in response to this RFP, as defined in R9-22-106.

PERFORMANCE STANDARDS
A set of standardized indicators designed to assist AHCCCSA in evaluating, comparing and improving the performance of its Contractors. Specific descriptions of health services measurement goals are found in Section D, Paragraph 24, Performance Standards.

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PMMIS
AHCCCSA's Prepaid Medical Management Information System.

POTENTIAL ENROLLEE
A Medicaid eligible recipient who is not enrolled with a contractor.

POST STABILIZATION SERVICES
Medically necessary services, related to an emergency medical condition, provided after the member's condition is sufficiently stabilized so that the member could alternatively be safely discharged or transferred to another location. The services must be provided at the site where the member was treated for the emergency medical condition.

PRIMARY CARE PROVIDER (PCP)
An individual who meets the requirements of A.R.S. Sec. 36-2901, and who is responsible for the management of a member's health care. A PCP may be a physician defined as a person licensed as an allopathic or osteopathic physician according to A.R.S. Title 32, Chapter 13 or Chapter 17 or a practitioner defined as a physician assistant licensed under A.R.S. Title 32, Chapter 25, or a certified nurse practitioner licensed under A.R.S. Title 32, Chapter 15.

PRIOR PERIOD
The period of time, prior to the member's enrollment, during which a member is eligible for covered services. The time frame is from the effective date of eligibility to the day a member is enrolled with a Contractor.

PROVIDER
Any person or entity who contracts with AHCCCSA or a Contractor for the provision of covered services to members according to the provisions A.R.S. Sec. 36-2901 or any subcontractor of a provider delivering services pursuant to A.R.S. Sec. 36-2901.

QUALIFIED MEDICARE BENEFICIARY (QMB)
A person, eligible under A.R.S. Sec. 36-2971(6), who is entitled to Medicare Part A insurance and meets certain income and residency requirements of the Qualified Medicare Beneficiary program. A QMB, who is also eligible for Medicaid, is commonly referred to as a QMB dual eligible.

RATE CODE
Eligibility classification for capitation payment purposes.

REGIONAL BEHAVIORAL HEALTH AUTHORITY (RBHA)
An organization under contract with ADHS, who administers covered behavioral health services in a geographically specific area of the state. Tribal governments, through an agreement with ADHS, may operate a tribal regional behavioral health authority (TRBHA) for the provision of behavioral health services to Native American members living on-reservation.

REINSURANCE
A risk-sharing program provided by AHCCCSA to Contractors for the reimbursement of certain contract service costs incurred for a member beyond a certain monetary threshold.

RELATED PARTY
A party that has, or may have, the ability to control or significantly influence a Contractor, or a party that is, or may be, controlled or significantly influenced by a Contractor. "Related parties" include, but are not limited to, agents, managing employees, persons with an ownership or controlling interest in the disclosing entity, and their immediate families, subcontractors, wholly-owned subsidiaries or suppliers, parent companies, sister companies, holding companies, and other entities controlled or managed by any such entities or persons.

RISK GROUP
Grouping of rate codes that are paid at the same capitation rate.

RFP
Request For Proposal is a document prepared by AHCCCSA, which describes the services required and instructs prospective offerors about how to prepare a response (proposal), as defined in R9-22-106.

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SCHIP
State Children's Health Insurance Program under Title XXI of the Social Security Act.

SCOPE OF SERVICES
See "COVERED SERVICES".

SES
State emergency services program covered under R9-22-217 to treat an emergency medical condition for a qualified alien or non-citizen who is determined eligible under A.R.S. Sec. 36-2901.06.

SOBRA
Section 9401 of the Sixth Omnibus Budget and Reconciliation Act, 1986, amended by the Medicare Catastrophic Coverage Act of 1988, U.S.C.
1396a(a)(10)(A)(ii)(IX), November 5, 1990.

SPECIAL HEALTH CARE NEEDS
Members with special health care needs are those members who have serious and chronic physical, developmental or behavioral conditions, and who also require medically necessary health and related services of a type or amount beyond that required by members generally.

STATE
The State of Arizona.

STATE PLAN
The written agreements between the State and CMS which describe how the AHCCCS program meets CMS requirements for participation in the Medicaid program and the State Children's Health Insurance Program.

SUBCONTRACT
An agreement entered into by the Contractor with a provider of health care services, who agrees to furnish covered services to members or with any other organization or person who agrees to perform any administrative function or service for the Contractor specifically related to fulfilling the Contractor's obligations to AHCCCSA under the terms of this contract, as defined in R9-22-101.

SUBCONTRACTOR
(1) A person, agency or organization with which the Contractor has contracted or delegated some of its management functions or responsibilities to provide covered services to its members; or (2) A person, agency or organization with which a fiscal agent has entered into a contract, agreement, purchase order or lease (or leases of real property) to obtain space, supplies, equipment or services provided under the AHCCCS agreement.

SUPPLEMENTAL SECURITY INCOME (SSI)
Federal cash assistance program under Title XVI of the Social Security Act.

TEMPORARY ASSISTANCE TO NEEDY FAMILIES (TANF)
A Federal cash assistance program under Title IV of the Social Security Act established by the Personal Responsibility and Work Opportunity Act of 1996. It replaced Aid To Families With Dependent Children (AFDC).

THIRD PARTY
An individual, entity or program that is or may be liable to pay all or part of the medical cost of injury, disease or disability of an AHCCCS applicant or member, as defined in R9-22-1001.

THIRD PARTY LIABILITY
The resources available from a person or entity that is, or may be, by agreement, circumstance or otherwise, liable to pay all or part of the medical expenses incurred by an AHCCCS applicant or member, as defined in R9-22-1001.

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TITLE XIX MEMBER
Member eligible for Federally funded Medicaid programs under Title XIX of the Social Security Act including those eligible under 1931 provisions of the Social Security Act, Sixth Omnibus Budget Reconciliation Act (SOBRA),
Supplemental Security Income (SSI), SSI-related groups, Title XIX Waiver groups, Medicare Cost Sharing groups, Breast and Cervical Cancer Treatment program and Freedom to Work.

TITLE XIX WAIVER MEMBER
All MED (Medical Expense Deduction) members, and adults or childless couples at or below 100% of the Federal Poverty Level who are not categorically linked to another Title XIX program. This would also include Title XIX linked individuals whose income exceeds the limits of the categorical program.

TITLE XXI MEMBER
Member eligible for acute care services under Title XXI of the Social Security Act, referred to in Federal legislation as the "State Children's Health Insurance Program" (SCHIP and HIFA). The Arizona version of SCHIP is referred to as "KidsCare."

TRIBAL FACILITY (638 TRIBAL FACILITY)
A facility that is operated by an Indian tribe and that is authorized to provide services pursuant to Public Law 93-638, as amended.

WWHP
Well Woman Healthcheck Program, administered by the Arizona Department of Health Services and funded by the Centers for Disease Control and Prevention. YEAR See "Contract Year".

[END OF DEFINITIONS]

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SECTION D: PROGRAM REQUIREMENTS

1. TERM OF CONTRACT AND OPTION TO RENEW
The initial term of this contract shall be 10/1/03 through 9/30/06, with two one-year options to renew. All contract renewals shall be through contract amendment. AHCCCSA shall issue amendments prior to the end date of the contract when there is an adjustment to capitation rates and/or changes to the scope of service contained herein. Changes to scope of service include but are not limited to changes in the enrolled population, changes in covered services, changes in GSA's

If the Contractor has been awarded a contract in more than one GSA, each such contract will be considered separately renewable. AHCCCSA may renew the Contractor's contract in one GSA, but not in another. In addition, if the Contractor has had significant problems of non-compliance in one GSA, it may result in the capping of the Contractor's enrollment in all GSAs. Further, AHCCCSA may require the Contractor to renew all currently awarded GSA's, or may terminate the contract if the Contractor does not agree to renew all currently awarded GSA's.

When AHCCCSA issues an amendment to the contract, the provisions of such renewal will be deemed to have been accepted 60 days after the date of mailing by AHCCCSA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies AHCCCSA in writing that it refuses to sign the renewal amendment. If the Contractor provides such notification, AHCCCSA will initiate contract termination proceedings.

Contractor's Notice of Intent Not To Renew: If the Contractor chooses not to renew this contract, the Contractor may be liable for certain costs associated with the transition of its members to a different health plan. If the Contractor provides AHCCCSA written notice of its intent not to renew this contract at least 180 days before its expiration, this liability for transition costs may be waived by AHCCCSA.

Contract Termination: In the event the contract, or any portion thereof, is terminated for any reason, or expires, the Contractor shall assist AHCCCSA in the transition of its members to other contractors, and shall abide by standards and protocols set forth in Paragraph 9, Transition of Members. In addition, AHCCCSA reserves the right to extend the term of the contract on a month-to-month basis to assist in any transition of members. The Contractor shall make provision for continuing all management and administrative services until the transition of all members is completed and all other requirements of this contract are satisfied. The
Contractor shall be responsible for providing all reports set forth in this contract and necessary for the transition process and shall be responsible for the following:

a. Notification of subcontractors and members.
b. Payment of all outstanding obligations for medical care rendered to members.
c. Until AHCCCSA is satisfied that the Contractor has paid all such obligations, the Contractor shall provide the following reports to AHCCCSA:

(1) A monthly claims aging report by provider/creditor including IBNR amounts;
(2) A monthly summary of cash disbursements;
(3) Copies of all bank statements received by the Contractor.

d. Such reports shall be due on the fifth day of each succeeding month for the prior month.
e. In the event of termination or suspension of the contract by AHCCCSA, such termination or suspension shall not affect the obligation of the Contractor to indemnify AHCCCSA for any claim by any third party against the State or AHCCCSA arising from the Contractor's performance of this contract and for which the Contractor would otherwise be liable under this contract.
f. Any dispute by the Contractor, with respect to termination or suspension of this contract by AHCCCSA, shall be exclusively governed by the provisions of Section E, Paragraph 26, Disputes.

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g. Any funds, advanced to the Contractor for coverage of members for periods after the date of termination, shall be returned to AHCCCSA within 30 days of termination of the contract.

2. ELIGIBILITY CATEGORIES
AHCCCS is Arizona's Title XIX Medicaid program operating under an 1115 Waiver and Title XXI program operating under Title XXI State Plan authority. Arizona has the authority to require mandatory enrollment in managed care. All members eligible for AHCCCS benefits, with few exceptions, are enrolled in acute care health plans and paid for on a capitated basis. AHCCCSA pays for health care expenses on a fee for service (FFS) basis for Title XIX and Title XXI eligible members who receive services through the Indian Health Service; for Title XIX eligible members who are entitled to emergency services under the Federal Emergency Services (FES) program; for Medicare cost sharing beneficiaries under QMB programs; and for the State Emergency Services (SES) Program.

The following describes the eligibility groups enrolled in the managed care program and covered under this contract.

Title XIX
1931 (Also referred to as TANF): Eligible individuals and families under the 1931 provision of the Social Security Act, with household income levels at or below 100% of the FPL.

SSI and SSI Related Groups: Eligible individuals receiving Supplemental Security Income (SSI) or who are aged, blind or disabled with household income levels at or below 100% of the FPL.

Freedom to Work (Ticket to Work): Eligible individuals under the Title XIX expansion program that extends eligibility to individuals, 16 through 64 years old who meet SSI disability criteria, whose earned income, after allowable deduction, is at or below 250% of the FPL and who are not eligible for any other Medicaid program. These members must pay a premium to AHCCCSA ranging from $10 to $35, depending on income.

SOBRA: Under the Sixth Omnibus Budget and Reconciliation Act of 1986, eligible pregnant women, with household income levels at or below 133% of the FPL, and children in families with household incomes ranging from below 100% to 133% of the FPL, depending on the age of the child.

SOBRA Family Planning: Family planning extension program that covers the costs for family planning services only, for a maximum of 24 months following the loss of SOBRA eligibility.

Breast and Cervical Cancer Treatment Program (BCCTP): Eligible individuals under the Title XIX expansion program for women with income up to 250% of the FPL, who are diagnosed with and need treatment for breast and/or cervical cancer or cervical lesions and are not eligible for other Title XIX programs providing full Title XIX services. Eligible members cannot have other creditable health insurance coverage, including Medicare.

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Title XIX Waiver Group

Non-MED: Eligible individuals and couples whose income is at or below 100% of the FPL, and who are not categorically linked to another Title XIX program.

MED: Eligible individuals and families whose income is above 100% of the FPL with medical expenses that reduce income to or below 40% of the FPL.

Title XXI
KidsCare: Individuals under the age of 19, whose income does not exceed 200% FPL. Children, in households with incomes between 150% and 200% of the FPL, may participate in the KidsCare program, but are required to pay a premium amount to AHCCCSA based on the number of children in the family and the gross family income.

HIFA Parents: Non-Title XIX-eligible parents of KidsCare children or parents of Title XIX children who are eligible under the HIFA demonstration initiative waiver. HIFA parents are required to pay a premium to AHCCCSA ranging from $15 to $25 per parent (except Native American members). Due to funding considerations, this program has an enrollment cap.

3. ENROLLMENT AND DISENROLLMENT
AHCCCSA has the exclusive authority to enroll and disenroll members. The Contractor shall not disenroll any member for any reason unless directed to do so by AHCCCSA. The Contractor may request AHCCCSA to change the member's enrollment in accordance with the AHCCCS Health Plan Change Policy.
AHCCCSA will disenroll the member when the member becomes ineligible for the AHCCCS program, moves out of the health plan's service areas, changes contractors during the member's open enrollment/annual enrollment choice period or when approved for a health plan change through the AHCCCS Health Plan
Change Policy. Eligibility for the various AHCCCS coverage groups is determined by one of the following agencies:

Social Security Administration (SSA)
SSA determines eligibility for the Supplemental Security Income
(SSI) cash program. SSI cash recipients are automatically eligible for AHCCCS coverage.

Department of Economic Security (DES)
DES determines eligibility for the families with children under section 1931 of the Social Security Act, pregnant women and children under SOBRA, the Adoption Subsidy Program, Title IV-E foster care children, Young Adult Transitional Insurance Program, the Federal Emergency Services program (FES), HIFA parents of SOBRA eligible children, the Title XIX Waiver Members, and the State Emergency Services (SES) program.

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AHCCCSA
AHCCCSA determines eligibility for the SSI/Medical Assistance Only groups, including the FES program for this population (aged, disabled, blind), the Arizona Long-Term Care System (ALTCS), the Qualified Medicare Beneficiary program and other Medicare cost sharing programs, BCCTP, the Freedom to Work program, the Title XXI KidsCare program, and HIFA parents of KidsCare children.

AHCCCS acute care members are enrolled with Contractors in accordance with the rules set forth in R9-22, Article 17, R9-31-306, 307, 309 and 1719.

Health Plan Choice

All AHCCCS members eligible for services covered under this contract have a choice of available health plans. Information about these health plans will be given to each applicant during the application process for AHCCCS benefits.
If there is only one health plan available for the applicant's Geographic Service Area, no choice is offered as long as the health plan offers the member a choice of PCPs. Members who do not choose prior to AHCCCSA being notified of their eligibility, are automatically assigned to a health plan based on family continuity or the auto-assignment algorithm. See Section D, Paragraph 6, Auto-Assignment Algorithm, for further explanation.

Exceptions to the above enrollment policies for Title XIX members include previously enrolled members who have been disenrolled for less than 90 days. These members will be automatically enrolled with the same
Contractor, if still available. Members who have less than 30 days of continued eligibility will not be enrolled with a Contractor, but will be placed on Fee for Service. FES and SES members are not enrolled with a health plan. Women, who become eligible for the Family Planning Services Extension Program, will remain assigned to their current health plan.

The effective date of enrollment for a new Title XIX member with the Contractor is the day AHCCCSA takes the enrollment action, generally the day prior to the date the Contractor receives notification from AHCCCSA via the daily roster. However, the Contractor is responsible for payment of medically necessary covered services retroactive to the member's beginning date of eligibility.

KidsCare members must select a health plan prior to being determined eligible and therefore, will not be auto-assigned.
If the HIFA parent does not choose, they will be enrolled with their child's health plan following the enrollment rules set forth in R9-31-1719. When a member is transferred from Title XIX to Title XXI and has not made a health plan choice for Title XXI, the member will remain with their current health plan and a choice notice will be sent to the member.
The member may then change plans no later than 16 days from the date the choice notice is sent.

The effective date of enrollment for a Title XXI member, including HIFA parents, will be the first day of the month following notification to the health plan, with few exceptions.

Prior Period Coverage: AHCCCS provides prior period coverage for the period of time, prior to the Title XIX member's enrollment, during which a member is eligible for covered services. The time frame is from the effective date of eligibility to the day a member is enrolled with the Contractor. The Contractor receives notification from the Administration of the member's enrollment. The Contractor is responsible for payment of all claims for medically necessary covered services provided to members during prior period coverage. This may include services provided prior to the contract year (See Section D, Paragraph 53, Compensation, for a description of the Contractor's reimbursement from AHCCCSA for this eligibility time period.)

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Newborns:
Newborns, born to AHCCCS eligible mothers enrolled at the time of the child's birth, will be enrolled with the mother's contractor, when newborn notification is received by AHCCCSA. The Contractor is responsible for notifying AHCCCSA of a child's birth to an enrolled member. Capitation for the newborn will begin on the date notification is received by AHCCCSA (except for cases of births during prior period coverage). The effective date of AHCCCS eligibility will be the newborn's date of birth, and the Contractor is responsible for all covered services to the newborn whether or not AHCCCSA has received notification of the child's birth. AHCCCSA is currently available to receive notification calls 24 hours a day, 7 days a week. Eligible mothers of newborns are sent a letter advising them of their right to choose a different contractor for their child; the date of the change will be the date of processing the request from the mother. If the mother does not request a change, the child will remain with the mother's contractor.

Newborns of FES mothers are auto-assigned to a contractor and mothers of these newborns are sent a letter advising them of their right to choose a different contractor for their child. In the event the FES mother chooses a different contractor, AHCCCS will recoup all capitation paid to the originally assigned contractor and the baby will be enrolled retroactive to the date of birth in the second contractor. The second contractor will receive prior period capitation from the date of birth to the day before assignment and prospective capitation from the date of assignment forward. The second contractor will be responsible for all covered services to the newborn from date of birth.

Enrollment Guarantees:
Upon initial capitated enrollment as a Title XIX-eligible member, the member is guaranteed a minimum of five full months of continuous enrollment. Upon initial capitated enrollment as a Title XXI-eligible member, the member is guaranteed a minimum of 12 full months of continuous enrollment. Enrollment guarantees do not apply to HIFA parents. The enrollment guarantee is a one-time benefit. If a member changes from one contractor to another within the enrollment guarantee period, the remainder of the guarantee period applies to the new contractor. The enrollment guarantee may not be granted or may be terminated if the member is incarcerated or, if a minor child is adopted. AHCCCS Rule R9-22, Article 17 and R9-31, Article 3 describes other reasons for which the enrollment guarantee may not apply.

Native Americans:
Native Americans, on or off-reservation, may choose to receive services from Indian Health Service (IHS), a PL 93-638 tribal facility or any available contractor. If a choice is not made within the specified time limit, Native American Title XIX members living on-reservation will be assigned to IHS. Native American Title XIX members living off-reservation will be assigned to an available contractor using AHCCCS' Family Continuity Policy and auto-assignment algorithm. Native American Title XXI members must make a choice prior to being determined eligible. Title XXI HIFA parent members' enrollment will follow the Title XIX enrollment rules. Native Americans may change from IHS to a contractor or from a contractor to IHS at any time.

4. ANNUAL ENROLLMENT CHOICE
AHCCCSA conducts an Annual Enrollment Choice (AEC) for members on their annual anniversary date. AHCCCSA may hold an open enrollment as deemed necessary. During AEC, members may change contractors subject to the availability of other contractors within their Geographic Service Area. Members are mailed a printed enrollment form and other information required by the Balanced Budget Act of 1997 (BBA) 60 days prior to their AEC date and may choose a new contractor by contacting AHCCCSA to complete the enrollment process. If the member does not participate in the AEC, no change of contractor will be made (except for approved changes under the Change of Plan Policy) during the new anniversary year. This holds true if a contractor's contract is renewed and the member continues to live in a contractor's service area. The
Contractor shall comply with the AHCCCS, Office of Managed Care Member Transition for Annual Enrollment Choice, Open Enrollment and Other Plan
Changes Policy and the AMPM.

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5. OPEN ENROLLMENT
In the event that AHCCCSA does not award a CYE '04 contract to an incumbent contractor, AHCCCSA will hold an open enrollment for those members enrolled with the exiting contractor. If those members do not elect to choose a contractor, they will be auto assigned. In addition to open enrollment, AHCCCSA will make changes to both annual enrollment choice materials and new enrollee materials prior to October 1, 2003 to reflect the change in available health plans. The auto assignment algorithm will be adjusted to exclude auto assignment of new enrollees to exiting contractors(s). The exact dates for the open enrollment and other changes described above have not yet been determined, but will be communicated when they are finalized.

6. AUTO-ASSIGNMENT ALGORITHM
Members who do not exercise their right to choose and do not have family continuity, are assigned to a contractor through an auto-assignment algorithm. The algorithm is a mathematical formula used to distribute members to the various contractors in a manner that is predictable and consistent with AHCCCSA goals. The algorithm favors those contractors with lower capitation rates and higher program scores in the latest contract award. For further details on the AHCCCS Auto-Assignment Algorithm, refer to Attachment G. AHCCCSA may change the algorithm at any time during the term of the contract in response to contractor-specific issues (e.g. imposition of an enrollment cap). The Contractor should consider this in preparing its response to this RFP. Capitation rates may be adjusted to reflect changes to a contractor's risk due to changes in the algorithm.

7. AHCCCS MEMBER IDENTIFICATION CARDS
Contractors are responsible for paying the costs of producing AHCCCS member identification cards. The Contractor will receive an invoice the month following the issue date of the identification card.

8. MAINSTREAMING OF AHCCCS MEMBERS
To ensure mainstreaming of AHCCCS members, the Contractor shall take affirmative action so that members are provided covered services without regard to payer source, race, color, creed, sex, religion, age, national origin, ancestry, marital status, sexual preference, genetic information, or physical or mental handicap, except where medically indicated. Contractors must take into account a member's culture, when addressing members and their concerns, and must take reasonable steps to encourage subcontractors to do the same. The
Contractor must make interpreters of any language available free of charge for all members to ensure appropriate delivery of covered services. The Contractor must provide members with information instructing them about how to access these services.

Examples of prohibited practices include, but are not limited to, the following:

a. Denying or not providing a member any covered service or access to an available facility.
b. Providing to a member any covered service which is different, or is provided in a different manner or at a different time from that provided to other members, other public or private patients or the public at large, except where medically necessary.
c. Subjecting a member to segregation or separate treatment in any manner related to the receipt of any covered service; restricting a member in any way in his or her enjoyment of any advantage or privilege enjoyed by others receiving any covered service.
d. The assignment of times or places for the provision of services on the basis of the race, color, creed, religion, age, sex, national origin, ancestry, marital status, sexual preference, income status, AHCCCS membership, or physical or mental handicap of the participants to be served.

				-20-
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9. TRANSITION OF MEMBERS
The Contractor shall comply with the AMPM, and the AHCCCS, Office of Managed Care Member Transition for Annual Enrollment Choice, Open Enrollment and Other Plan Changes Policy standards for member transitions between health plans or GSAs, enrollment in or discharge from CRS, to or from an ALTCS
Program Contractor, IHS, a PL 93-638 tribal entity, and upon termination or expiration of a contract. The Contractor shall develop and implement policies and procedures, which comply with these policies to address transition of:

a. Members with significant medical conditions such as a high-risk pregnancy or pregnancy within the last 30 days, the need for organ or tissue transplantation, chronic illness resulting in hospitalization or nursing facility placement, etc.;
b. Members who are receiving ongoing services such as dialysis, home health, chemotherapy and/ or radiation therapy or who are hospitalized at the time of transition;
c. Members who have received prior authorization for services such as scheduled surgeries, out-of-area specialty services, nursing home admission;
d. Prescriptions, DME and medically necessary transportation ordered for the transitioning member by the relinquishing contractor; and
e. Medical records of the transitioning member (the cost, if any, of reproducing and forwarding medical records shall be the responsibility of the relinquishing AHCCCS contractor).

When relinquishing members, the Contractor is responsible for timely notification to the receiving contractor regarding pertinent information related to any special needs of transitioning members. The Contractor, when receiving a transitioning member with special needs, is responsible for coordinating care with the relinquishing contractor in order that services not be interrupted, and for providing the new member with health plan and service information, emergency numbers and instructions about how to obtain services.

10. SCOPE OF SERVICES
The Contractor shall provide covered services to AHCCCS members in accordance with all applicable Federal, State and local laws, rules, regulations and policies, including services listed in this document, listed by reference in attachments, and AHCCCS policies referenced in this document.
The services are described in detail in AHCCCS Rules R9-22, Article 2 and the AHCCCS Medical Policy Manual (AMPM), all of which are incorporated herein by reference, except for provisions specific to the Fee-for-Service program, and may be found in the Bidder's Library. The covered services must be medically necessary and are briefly described below. Except for behavioral health and children's preventive dental services, covered services must be provided by, or coordinated with, a primary care provider. Services must be rendered by providers that are appropriately licensed or certified, operating within their scope of practice, and registered as an AHCCCS provider. The Contractor shall provide the same standard of care for all members regardless of the member's eligibility category. The Contractor may not arbitrarily deny or reduce the amount, duration, or scope of a required service solely because of the diagnosis, type of illness, or condition. The Contractor may place

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appropriate limits on a service on the basis of criteria such as medical necessity; or for utilization control, provided the services furnished can reasonably be expected to achieve their purpose.

The Contractor shall ensure that its providers are not restricted or inhibited in any way from communicating freely with members regarding the members' health care, medical needs and treatment options, even if needed services are not covered by the Contractor.

Ambulatory Surgery and Anesthesiology: The Contractor shall provide surgical services for either emergency or scheduled surgeries when provided in an ambulatory or outpatient setting such as a freestanding surgical center or a hospital based outpatient surgical setting.

Audiology: The Contractor shall provide audiology services to members under the age of 21 including the identification and evaluation of hearing loss and rehabilitation of the hearing loss through medical or surgical means (i. e. hearing aids). Only the identification and evaluation of hearing loss are covered for members 21 years of age and older unless the hearing loss is due to an accident or injury-related emergent condition.

Behavioral Health: The Contractor shall provide behavioral health services as described in Section D, Paragraph 12, Behavioral Health Services.

Children's Rehabilitative Services (CRS): The program for children with CRS-covered conditions is administered by the Arizona Department of Health Services (ADHS) for children who meet CRS eligibility criteria. The Contractor shall refer children to the CRS program who are potentially eligible for services related to CRS covered conditions, as specified in R9-22, Article 2 and A.R.S. Title 36, Chapter 2, Article 3. Eligibility criteria and the referral process are described in the CRS Policy and Procedures Manual available in the Bidder's Library.

The Contractor shall monitor referrals to CRS to ensure covered services are provided in a timely manner to eligible members. Referral to CRS does not relieve the Contractor of the responsibility for providing medically necessary services not covered by CRS to CRS enrolled members. The Contractor is also responsible for initial care of newborn members, until those members become enrolled in CRS. The Contractor must require the member's Primary Care Provider
(PCP) to coordinate their care with the CRS program.

A member with private insurance is not required to utilize CRS. If the member uses their private insurance network for a CRS covered condition, and the member is not enrolled with CRS, the Contractor is responsible for all applicable deductibles and copays.

The Contractor remains ultimately responsible for the provision of all covered services to its members, except for instances in which the CRS eligible member refuses to receive CRS covered services through the CRS program. If the Contractor becomes aware that CRS has failed to provide medically necessary CRS covered services, the Contractor shall proceed as outlined in the CRS Medically Necessary Appointment Policy located in the AMPM.

Chiropractic Services: The Contractor shall provide chiropractic services to members under age 21 when prescribed by the member's PCP and approved by the Contractor in order to ameliorate the member's medical condition. Medicare approved chiropractic services shall also be covered, subject to limitations specified in CFR 410.22, for Qualified Medicare Beneficiaries if prescribed by the member's PCP and approved by the Contractor.

Dental: The Contractor shall provide all members under the age of 21 with all medically necessary dental services including emergency dental services, dental screening and preventive services in accordance with the

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AHCCCS periodicity schedule, as well as therapeutic dental services, dentures, and pre-transplantation dental services. The Contractor shall monitor compliance with the EPSDT periodicity schedule for dental screening services. The Contractor is required to meet specific utilization rates for members as described in Section D, Paragraph 24, Performance Standards. The Contractor shall ensure that members are notified when dental screenings are due if the member has not been scheduled for a visit. If a dental screening is not received by the member, a second notice must be sent. Members under the age of 21 may request dental services without referral and may choose a dental provider from the Contractor's provider network. For members who are 21 years of age and older, the Contractor shall provide emergency dental care, medically necessary dentures and dental services for transplantation services as specified in the AMPM.

Dialysis: The Contractor shall provide medically necessary dialysis, supplies, diagnostic testing and medication for all members when provided by Medicare-certified hospitals or Medicare-certified end stage renal disease
(ESRD) providers. Services may be provided on an outpatient basis, or on an inpatient basis if the hospital admission is not solely to provide chronic dialysis services.

Early and Periodic Screening, Diagnosis and Treatment (EPSDT): The Contractor shall provide comprehensive health care services through primary prevention, early intervention, diagnosis and medically necessary treatment to correct or ameliorate defects and physical or mental illness discovered by the screenings for members under age 21. The Contractor shall ensure that these members receive required health screenings, including those for developmental/ behavioral health, in compliance with the AHCCCS periodicity schedule.
The Contractor shall submit all EPSDT reports to the AHCCCS Office of Medical Management, as required by the AMPM. The Contractor is required to meet specific participation/ utilization rates for members as described in Section D, Paragraph 24, Performance Standards.

The Contractor shall ensure the initiation and coordination of a referral to the ADHS/ RBHA system for members in need of behavior health services. The Contractor shall follow up with the RBHA to monitor whether members have received these health services.

Emergency Services: The Contractor shall have and/ or provide the following as a minimum:

a. Emergency services facilities adequately staffed by qualified medical professionals to provide pre-hospital, emergency care on a 24-hour-a-day, 7-day-a-week basis, for the sudden onset of a medically emergent condition. Emergency medical services are covered without prior authorization. The Contractor is encouraged to contract with emergency service facilities for the provision of emergency services. The Contractor is also encouraged to contract with or employ the services of non-emergency facilities (e. g. urgent care centers) to address member non-emergency care issues occurring after regular office hours or on weekends. The Contractor shall be responsible for educating members and providers regarding appropriate utilization of emergency room services including behavioral health emergencies. The Contractor shall monitor emergency service utilization
   (by both provider and member) and shall have guidelines for implementing corrective action for inappropriate utilization;
b. All medical services necessary to rule out an emergency condition;
c. Emergency transportation; and
d. Member access by telephone to a physician, registered nurse, physician assistant or nurse practitioner for advice in emergent or urgent situations, 24 hours per day, 7 days per week.

Per the Balanced Budget Act of 1997, CFR 438.114, the following conditions apply with respect to coverage and payment of emergency services:

The Contractor must cover and pay for emergency services regardless of whether the provider that furnishes the service has a contract with the Contractor.

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The Contractor may not deny payment for treatment obtained under either of the following circumstances:

1. A member had an emergency medical condition, including cases in which the absence of medical attention would not have resulted in the outcomes identified in the definition of emergency medical condition CFR 438.114.
2. A representative of the Contractor (an employee or subcontracting provider) instructs the member to seek emergency medical services.

Additionally, the Contractor may not:

1. Limit what constitutes an emergency medical condition as defined in CFR 438.114, on the basis of lists of diagnoses or symptoms.
2. Refuse to cover emergency services based on the failure of the provider, hospital, or fiscal agent to notify the Contractor of the member's screening and treatment within 10 calendar days of presentation for emergency services. This notification stipulation is only related to the provision of emergency services.

A member who has an emergency medical condition may not be held liable for payment of subsequent screening and treatment needed to diagnose the specific condition or stabilize the patient.

The attending emergency physician, or the provider actually treating the member, is responsible for determining when the member is sufficiently stabilized for transfer or discharge, and such determination is binding on the Contractor responsible for coverage and payment. The Contractor shall comply with BBA guidelines regarding the coordination of post-stabilization care.

Eye Examinations/ Optometry: The Contractor shall provide all medically necessary emergency eye care, vision examinations, prescriptive lenses, and treatments for conditions of the eye for all members under the age of 21. For members who are 21 years of age and older, the Contractor shall provide emergency care for eye conditions which meet the definition of an emergency medical condition. Also covered for this population is cataract removal, and medically necessary vision examinations and prescriptive lenses, if required, following cataract removal and other eye conditions as specified in the AMPM.

Family Planning: The Contractor shall provide family planning services in accordance with the AMPM, for all members who choose to delay or prevent pregnancy. These include medical, surgical, pharmacological and laboratory services, as well as contraceptive devices. Information and counseling, which allow members to make informed decisions regarding family planning methods, shall also be included. If the Contractor does not provide family planning services, it must contract for these services through another health care delivery system, which allows members freedom of choice in selecting a provider.

The Contractor shall provide services to members enrolled in the Family Planning Services Extension Program, a program that provides family planning services only, for a maximum of 24 months, to women whose SOBRA eligibility has terminated. The Contractor is also responsible for notifying AHCCCSA when a SOBRA woman is sterilized to prevent inappropriate enrollment in the SOBRA Family Planning Services Extension Program. Notification should be made at the time the newborn is reported or after the sterilization procedure is completed.

Health Risk Assessment and Screening: The Contractor shall provide these services for non-hospitalized members, 21 years of age and older. These services include, but are not limited to, screening for hypertension, elevated cholesterol, colon cancer, sexually transmitted diseases, tuberculosis and HIV/ AIDS; nutritional assessment in cases when the member has a chronic debilitating disease affected by nutritional needs; mammograms and prostate screenings; physical examinations and diagnostic work-ups; and immunizations.

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Required assessment and screening services for members under age 21 are included in the AHCCCS EPSDT periodicity schedule.

Home Health: This service shall be provided under the direction of a physician to prevent hospitalization or institutionalization and may include nursing, therapies, supplies and home health aide services. It shall be provided on a part-time or intermittent basis.

Hospice: These services are covered for members under 21 years of age who are certified by a physician as being terminally ill and having six months or less to live. See the AMPM for details on covered hospice services.

Hospital: Inpatient services include semi-private accommodations for routine care, intensive and coronary care, surgical care, obstetrics and newborn nurseries, and behavioral health emergency/ crisis services. If the member's medical condition requires isolation, private inpatient accommodations are covered. Nursing services, dietary services and ancillary services such as laboratory, radiology, pharmaceuticals, medical supplies, blood and blood derivatives, etc. are also covered. Outpatient hospital services include any of the above, which may be appropriately provided on an outpatient or ambulatory basis (i. e. laboratory, radiology, therapies, ambulatory surgery, etc.). Observation services may be provided on an outpatient basis, if determined reasonable and necessary, when deciding whether the member should be admitted for inpatient care. Observation services include the use of a bed and periodic monitoring by hospital nursing staff and/or other staff to evaluate, stabilize or treat medical conditions of a significant degree of instability and/or disability.

Immunizations: The Contractor shall provide immunizations for adults (21 years of age and older) to include diphtheria-tetanus, influenza, pneumococcus, rubella, measles and hepatitis-B. For all members under the age of 21, immunization requirements include diphtheria, tetanus, pertussis vaccine (DPT), inactivated polio vaccine (IPV), measles, mumps, rubella (MMR) vaccine, H. influenza, type B (HIB) vaccine, hepatitis B (Hep B) vaccine, varicella zoster virus (VZV) vaccine and pneumococcal conjugate vaccine (PCV). The Contractor is required to meet specific immunization rates for members under the age of 21, which are described in Paragraph 24, Performance Standards.

Indian Health Service (IHS): AHCCCSA will reimburse claims on a FFS basis for acute care services that are medically necessary, eligible for 100% Federal reimbursement, and are provided to Title XIX members enrolled with the Contractor, in an IHS or a 638 tribal facility. The Contractor is responsible for reimbursement to IHS or tribal facilities for emergency services provided to Title XXI Native American members enrolled with the Contractor.
The Contractor may choose to subcontract with an IHS or 638 tribal facility as part of their provider network for the delivery of covered services, however, the Contractor will be liable for the cost of the care in the event they choose to do so.

Laboratory: Laboratory services for diagnostic, screening and monitoring purposes are covered when provided by a CLIA (Clinical Laboratory Improvement
Act) approved free standing, hospital, clinic, physician office or other health care facility laboratory.

Upon written request, the Contractor may obtain laboratory test data on members from a freestanding laboratory or hospital-based laboratory subject to the requirements specified in A.R.S. Sec. 36-2903( R) and (S).
The data shall be used exclusively for quality improvement activities and health care outcome studies required and/or approved by the Administration.

Maternity: The Contractor shall provide pre-conception counseling, pregnancy identification, prenatal care, treatment of pregnancy related conditions, labor and delivery services, and postpartum care for members.
Services may be provided by physicians, physician assistants, nurse practitioners, or certified nurse midwives.

Members may select or be assigned to a PCP specializing in obstetrics. All members, anticipated to have a low-risk delivery, may elect to receive labor and delivery services in their home, if this setting is included in the allowable settings of the Contractor and the Contractor has providers in its network that offer home labor and delivery services. All members, anticipated to have a low-risk prenatal course and delivery, may elect to receive prenatal care, labor and delivery and postpartum care provided by licensed midwives, if these providers are in the Contractor's network. All licensed midwife labor and delivery services must be provided in the member's home, as licensed midwives do not have admitting privileges in hospitals or AHCCCS registered freestanding birthing centers. Members receiving maternity services from a licensed midwife must also be assigned to a PCP for other health care and medical services. The Contractor shall allow women and their newborns to receive up to 48 hours of inpatient hospital care after a routine vaginal delivery and up to 96 hours of inpatient care after a cesarean delivery. The attending health care provider, in consultation with the mother, may discharge the mother or newborn prior to the 48-hour minimum length of stay. A normal newborn may be granted an extended stay in the hospital of birth when the mother's continued stay in the hospital is beyond the 48 or 96 hour stay.

The Contractor shall inform all assigned AHCCCS pregnant women of voluntary prenatal HIV testing and the availability of medical counseling if the test is positive. The Contractor shall provide information in the member handbook and annually in the member newsletter, which encourages pregnant women to be tested and provides instructions about where testing is available. Semi-annually, the Contractor shall report to AHCCCS the number of pregnant women who have been identified as HIV/ AIDS positive. This report is due no later than 30 days after the end of the second and fourth quarters of the contract year.

Medical Foods: Medical foods are covered within limitations defined in the AMPM for members diagnosed with a metabolic condition included under the ADHS Newborn Screening Program and specified in the AMPM. The medical foods, including metabolic formula and modified low protein foods, must be prescribed or ordered under the supervision of a physician.

Medical Supplies, Durable Medical Equipment (DME), Orthotic and Prosthetic
Devices: These services are covered when prescribed by the member's PCP, attending physician, practitioner, or by a dentist. Medical equipment may be rented or purchased only if other sources, which provide the items at no cost, are not available. The total cost of the rental must not exceed the purchase price of the item. Reasonable repairs or adjustments of purchased equipment are covered to make the equipment serviceable and/ or when the repair cost is less than renting or purchasing another unit.

Nursing Facility: The Contractor shall provide services in nursing facilities, including religious non-medical health care institutions, for members who require short-term convalescent care not to exceed 90 days per contract year. In lieu of a nursing facility, the member may be placed in an assisted living facility, an alternative residential setting, or receive home and community based services (HCBS) as defined in R9-22, Article 2 and R9-28, Article 2 that meet the provider standards described in R9-28, Article 5, and subject to the limitations set forth in the AMPM.

Nursing facility services must be provided in a dually-certified Medicare/ Medicaid nursing facility, which includes in the per-diem rate: nursing services; basic patient care equipment and sickroom supplies; dietary services; administrative physician visits; non-customized DME; necessary maintenance and rehabilitation therapies; over-the-counter medications; social, recreational and spiritual activities; and administrative, operational medical direction services. See Paragraph 41, Nursing Facility Reimbursement, for further details.

The Contractor shall notify the Assistant Director of the Division of Member Services, in writing, when a member has been residing in a nursing facility for 75 days. This will allow AHCCCSA time to follow-up on the status of the ALTCS application and to prepare for potential fee-for-service coverage, if the stay goes beyond the 90-day maximum.

Nutrition: Nutritional assessments may be conducted as a part of the EPSDT screenings for members under age 21, and to assist members 21 years of age and older whose health status may improve with nutritional intervention. Assessment of nutritional status on a periodic basis may be provided as determined necessary, and as a part of the health risk assessment and screening services provided by the member's PCP. AHCCCS covers nutritional therapy on an enteral, parenteral or oral basis, when determined medically necessary to provide either complete daily dietary requirements or to supplement a member's daily nutritional and caloric intake and when AHCCCS criteria specified in the AMPM are met.

Physician: The Contractor shall provide physician services to include medical assessment, treatments and surgical services provided by licensed allopathic or osteopathic physicians.

Podiatry: The Contractor shall provide podiatry services to include bunionectomies, casting for the purpose of constructing or accommodating orthotics, medically necessary orthopedic shoes that are an integral part of a brace, and medically necessary routine foot care for patients with a severe systemic disease which prohibits care by a nonprofessional person.

Post-stabilization Care Services Coverage and Payment: Pursuant to 42
CFR 438.114, and 42 CFR 422.113( c), the following conditions apply with respect to coverage and payment of post-stabilization care services:

The Contractor must cover and pay for post-stabilization care services without authorization, regardless of whether the provider that furnishes the service has a contract with the Contractor, for the following situations:

1. Post-stabilization care services that were pre-approved by the Contractor;
   or,
2. Post-stabilization care services were not pre-approved by the Contractor because the Contractor did not respond to the treating provider's request for pre-approval within one hour after being requested to approve such care or could not be contacted for pre-approval.
3. The Contractor representative and the treating physician cannot reach agreement concerning the enrollee's care and a contractor physician is not available for consultation. In this situation, the Contractor must give the treating physician the opportunity to consult with a contractor physician and the treating physician may continue with care of the patient until a contractor physician is reached or one of the criteria in CFR 422.113(c)(3) is met.

Pursuant to CFR 422.113(c)(3), the Contractor's financial responsibility for post-stabilization care services that have not been pre-approved ends when:

1. A contractor physician with privileges at the treating hospital assumes responsibility for the member's care;
2. A contractor physician assumes responsibility for the member's care through transfer;
3. A contractor representative and the treating physician reach an agreement concerning the member's care; or
4. The member is discharged.

Pregnancy Terminations: AHCCCS covers pregnancy termination when it is the result of rape or incest, or in circumstances where the member suffers from a physical disorder, physical injury, or physical illness, including a life endangering physical condition caused by or arising from the pregnancy itself, that would, as certified by a physician, place the member in danger of death unless the pregnancy is terminated. In addition, providers must submit to the Contractor a Certificate of Medical Necessity for Pregnancy Termination. Prior authorization is required. If the procedure is performed on an emergency basis, documentation, outlined in the AMPM, is required for a member under eighteen years of age or a member who is considered an incapacitated adult who seeks a medically necessary pregnancy termination, as defined above. The scope of medically necessary pregnancy termination coverage is currently in litigation and is expected to be broadened. A copy of the Court's final judgment will be placed in the Bidder's Library.

Prescription Drugs: Medications ordered by a PCP, attending physician or dentist and dispensed under the direction of a licensed pharmacist are covered subject to limitations related to prescription supply amounts, contractor formularies and prior authorization requirements, as well as restrictions for immunosuppressant drugs addressed in AHCCCS medical policies for transplantations. Contractors may include over-the-counter medications in their formulary. An appropriate over-the-counter medication may be prescribed, when it determined to be a lower-cost alternative to prescription drugs. See Paragraph 75, Pending Legislative/Other Issues for more information regarding the potential carve out of prescription drug benefits from capitation.

Primary Care Provider (PCP): PCP services are covered when provided by a physician, physician assistant or nurse practitioner selected by, or assigned to, the member. The PCP provides primary health care and serves as a gatekeeper and coordinator in referring the member for specialty medical services. The PCP is responsible for maintaining the member's primary medical record, which contains documentation of all health risk assessments and health care services of which they are aware whether or not they were provided by the PCP.

Radiology and Medical Imaging: These services are covered when ordered by the member's PCP, attending physician or dentist and are provided for diagnosis, prevention, treatment or assessment of a medical condition.
Services are generally provided in hospitals, clinics, physician offices and other health care facilities.

Rehabilitation Therapy: The Contractor shall provide occupational, physical and speech therapies. Therapies must be prescribed by the member's PCP or attending physician for an acute condition and the member must have the potential for improvement due to the rehabilitation. Physical therapy for all members, and occupational and speech therapies for members under the age of 21, are covered in both inpatient and outpatient settings. For those members who are 21 and over, occupational and speech therapies are covered in inpatient settings only.

Respiratory Therapy: This therapy is covered in inpatient and outpatient settings when prescribed by the member's PCP or attending physician, and is necessary to restore, maintain or improve respiratory functioning.

Transplantation of Organs and Tissue, and Related Immunosuppressant Drugs: These services are covered within limitations defined in the AMPM for members diagnosed with specified medical conditions. Such limitations include: whether the stage of the disease is such that the transplant can affect the outcome; the member has no other conditions that substantially reduce the potential for successful transplantation; and whether the member will be able to comply with necessary and required regimens of treatment. Bone grafts are also covered under this service. Services include pre-transplant inpatient or outpatient evaluation; donor search; organ/ tissue harvesting or procurement; preparation and transplantation services; and convalescent care. In addition, if a member receives, or has received, a transplant covered by a source other than AHCCCS, medically necessary non-experimental services are provided, within limitations, after the discharge from the acute care hospitalization for the transplantation. AHCCCS has contracted with transplantation providers for the Contractor's use or the Contractor may select its own transplantation provider.

Transportation: These services include emergency and non-emergency medically necessary transportation. Emergency transportation, including transportation initiated by an emergency response system such as 911, may be provided by ground, air or water ambulance to manage an AHCCCS member's emergency medical condition at an emergency scene and transport the member to the nearest appropriate medical facility. Non-emergency transportation shall be provided for members who are unable to provide their own transportation for medically necessary services.

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Triage/Screening and Evaluation: These are covered services when provided by acute care hospitals, IHS facilities and urgent care centers to determine whether or not an emergency exists, assess the severity of the member's medical condition and determine what services are necessary to alleviate or stabilize the emergent condition. Triage/screening services must be reasonable, cost effective and meet the criteria for severity of illness and intensity of service.

11. SPECIAL HEALTH CARE NEEDS
The Contractor must implement mechanisms to identify persons with special health care needs in accordance with the guidelines provided in the AMPM.

The Contractor must implement mechanisms to assess each member identified as having special health care needs, in order to identify any ongoing special conditions of the member which require a course of treatment or regular care monitoring in accordance with the guidelines provided in the AMPM.

For members with special health care needs determined to need a specialized course of treatment or regular care monitoring, the Contractor must have procedures in place to allow members to directly access a specialist
(for example through a standing referral or an approved number of visits) as appropriate for the member's condition and identified needs.

12. BEHAVIORAL HEALTH SERVICES
AHCCCS members are eligible for comprehensive behavioral health services. The behavioral health benefit for these members is provided through the ADHS -Regional Behavioral Health Authority (RBHA) system.
The Contractor shall be responsible for member education regarding these benefits; provision of limited emergency inpatient services; and screening and referral to the RBHA system of members identified as requiring behavioral health services.

Member Education: The Contractor shall be responsible for educating members in the member handbook and other printed documents about covered behavioral health services and where and how to access services.
Covered services include:

a. Behavior Management (behavioral health personal assistance, family support, peer support)
b. Case Management Services
c. Emergency/ Crisis Behavioral Health Services
d. Emergency Transportation
e. Evaluation and Screening
f. Group Therapy and Counseling
g. Individual Therapy and Counseling
h. Family Therapy and Counseling
i. Inpatient Hospital
j. Inpatient Psychiatric Facilities (residential treatment centers and sub-acute facilities)
k. Institutions for Mental Diseases (with limitations)
l. Laboratory and Radiology Services for Psychotropic Medication Regulation and Diagnosis
m. Non-Emergency Transportation
n. Partial Care (Supervised day program, therapeutic day program, and medical day program)
o. Psychosocial Rehabilitation (living skills training; health promotion; pre-job training, education and development; job coaching and employment support)
p. Psychotropic Medication
q. Psychotropic Medication Adjustment and Monitoring

r. Respite Care (with limitations)
s. Therapeutic foster care services

Referrals: As specified in Section D, Paragraph 10, Scope of Services, EPSDT, the Contractor must provide developmental/ behavioral health screenings for members up to 21 years of age in compliance with the AHCCCS periodicity schedule. The Contractor shall ensure the initiation and coordination of behavioral health referrals of these members to the RBHA when determined necessary through the screening process.
The Contractor is responsible for RBHA referral and follow-up collaboration, as necessary, for other members identified as needing behavioral health evaluation and treatment. Members may also access the RBHA system for evaluation by self-referral or be referred by schools, State agencies or other service providers. The Contractor is responsible for providing transportation to a member's first RBHA evaluation appointment if a member is unable to provide his/her own transportation.

Emergency Services: For those members who are not ADHS behavioral health recipients, the Contractor is responsible for up to three days of inpatient behavioral health services per emergency episode, not to exceed 12 days per contract year. A referral to the RBHA for evaluation and identification as an ADHS behavioral health recipient should be initiated as soon as possible after admission.

When members present in an emergency room setting, the Contractor is responsible for all emergency medical services including triage, physician assessment and diagnostic tests. For members who are not ADHS behavioral health recipients, the Contractor is responsible to provide medically necessary psychiatric consultations or psychological consultations in emergency room settings to help stabilize the member or determine the need for inpatient behavioral health services. ADHS is responsible for medically necessary psychiatric consultations provided to ADHS behavioral health recipients in emergency room settings.

Coordination of Care: The Contractor is responsible for ensuring that a medical record is established by the PCP when behavioral health information is received from the RBHA or provider about an assigned member even if the PCP has not yet seen the assigned member. In lieu of actually establishing a medical record, such information may be kept in an appropriately labeled file but must be associated with the member's medical record as soon as one is established.
The Contractor shall require the PCP to respond to RBHA/ provider information requests pertaining to ADHS behavioral health recipient members including, but not limited to, current diagnosis, medication, pertinent laboratory results, last PCP visit, and last hospitalization. For prior period coverage, the Contractor is responsible for payment of all claims for medically necessary covered behavioral health services to members who are not ADHS behavioral health recipients.

Medication Management Services: The Contractor shall allow PCPs to provide medication management services (prescriptions, medication monitoring visits, laboratory and other diagnostic tests necessary for diagnosis and treatment of behavioral disorders) to members with diagnoses of depression, anxiety and attention deficit hyperactivity disorder. The Contractor shall make available, on the Contractor's formulary, medications for the treatment of these disorders.

The Contractor shall ensure that training and education are available to PCPs regarding behavioral health referral and consultation procedures. The Contractor shall establish policies and procedures for referral and consultation and shall describe them in its provider manual.

The Contractor shall ensure that its quality management program incorporates monitoring of the PCP's management of behavioral health disorders.

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13. AHCCCS MEDICAL POLICY MANUAL
The AHCCCS Medical Policy Manual (AMPM) is hereby incorporated by reference into this contract. The Contractor is responsible for complying with the requirements set forth within. The AMPM, with search capability and linkages to AHCCCS rules, statutes and other resources, is available to all interested parties through the AHCCCS Home Page on the Internet (www. ahcccs. state. az. us). Upon adoption by AHCCCSA, AMPM updates will be available through the Internet at the beginning of each month. The Contractor shall be responsible for maintaining a copy current with these updates.

14. MEDICAID IN THE PUBLIC SCHOOLS (MIPS)
Pursuant to an Intergovernmental Agreement with the Department of Education, and a contract with a Third Party Administrator, AHCCCSA reimburses participating school districts for specifically identified Medicaid services when provided to Medicaid eligible children who are included under the Individuals with Disabilities Education Act (IDEA). The Medicaid services must be identified in the member's Individual Education Plan (IEP) as medically necessary for the child to obtain a public school education.

MIPS services are provided in a school setting or other approved setting specifically to allow children to receive a public school education. They do not replace medically necessary services provided outside the school setting or other MIPS approved alternative setting. Currently, services include therapies (OT, PT and speech/ language); behavioral health evaluation and counseling; nursing and attendant care; and specialized transportation. The Contractor's evaluations and determinations, about whether services are medically necessary, should be made independent of the fact that the child is receiving MIPS services.

Contractors and their providers must coordinate with schools and school districts that provide MIPS services to the Contractor's enrolled members. Services should not be duplicative. Contractor case managers, working with special needs children, should coordinate with school or school district case managers/ special education teachers, working with these members. Transfer of member medical information and progress toward treatment goals between the Contractor and the member's school or school district is required and should be used to enhance the services provided to members.

15. PEDIATRIC IMMUNIZATIONS AND THE VACCINE FOR CHILDREN PROGRAM
Through the Vaccine for Children Program, the Federal and State governments purchase, and make available to providers free of charge, vaccines for AHCCCS children under age 19. The Contractor shall not utilize AHCCCS funding to purchase vaccines for members under the age of 19. If vaccines are not available through the VFC Program, the Contractor shall contact the AHCCCSA Office of Medical Management, Clinical Quality Management Unit. Any provider, licensed by the State to administer immunizations, may register with ADHS as a "VFC provider" and receive free vaccines. The Contractor shall comply with all VFC requirements and monitor its providers to ensure that, if providing immunizations to AHCCCS members under the age of 19, the providers are registered with ADHS/ VFC.

Arizona State law requires the reporting of all immunizations given to children under the age of 19. Immunizations must be reported at least monthly to the ADHS. Reported immunizations are held in a central database known as ASIIS (Arizona State Immunization Information System), which can be accessed by providers to obtain complete, accurate immunization records. Software is available from ADHS to assist providers in meeting this reporting requirement. Contractors are encouraged to educate their provider network about these reporting requirements and the use of this resource.

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16. STAFF REQUIREMENTS AND SUPPORT SERVICES
The Contractor shall have in place the organization, management and administrative systems capable of fulfilling all contract requirements. For the purposes of this contract, the Contractor shall not employ or contract with any individual that has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity. At a minimum, the following staff is required:

a. A full-time Administrator/ CEO/ COO who is available at all times to fulfill the responsibilities of the position and to oversee the entire operation of the health plan. The Administrator shall devote sufficient time to the Contractor's operations to ensure adherence to program requirements and timely responses to AHCCCS Administration.
b. A Medical Director who shall be an Arizona-licensed physician. The Medical Director shall be actively involved in all-major clinical programs and QM/UM components of the Contractor. The Medical Director shall devote sufficient time to the Contractor to ensure timely medical decisions, including after-hours consultation as needed.
c. A Chief Financial Officer/ CFO who is available at all times to fulfill the responsibilities of the position and to oversee the budget and accounting systems implemented by the Contractor.
d. A Quality Management/ Utilization Management Coordinator who is an Arizona-licensed registered nurse, physician or physician's assistant.
e. A Maternal Health/ EPSDT Coordinator who shall be an Arizona-licensed registered nurse, physician or physician's assistant; or have a Master's degree in health services, public health or health care administration or other related field.
f. A Behavioral Health Coordinator who shall be a behavioral health professional as described in Health Services Rule R9-20. The Behavioral Health Coordinator shall devote sufficient time to ensure that the Contractor's behavioral health referral and coordination activities are implemented per AHCCCSA requirements.
g. Prior Authorization staff to authorize health care 24 hours per day, 7 days per week. This staff shall include an Arizona-licensed registered nurse, physician or physician's assistant.
h. Concurrent Review staff to conduct inpatient concurrent review. This staff shall consist of an Arizona-licensed registered nurse, physician, physician's assistant or an Arizona-licensed practical nurse experienced in concurrent review and under the direct supervision of a registered nurse, physician or physician's assistant.
i. Member Services Manager and staff to coordinate communications with members and act as member advocates. There shall be sufficient Member Service staff to enable members to receive prompt resolution to their inquiries/problems, and to meet the Contractor's standards for resolution, telephone abandonment rates and telephone hold times.
j. Provider Services Manager and staff to coordinate communications between the Contractor and its subcontractors. There shall be sufficient Provider Services staff to enable providers to receive prompt resolution to their problems or inquiries and appropriate education about participation in the AHCCCS program.
k. A Claims Administrator and Claims Processors to ensure the timely and accurate processing of original claims, re-submissions and overall adjudication of claims.
l. Encounter Processors to ensure the timely and accurate processing and submission to AHCCCSA of encounter data and reports.
m. A Grievance Manager who is responsible for oversight of the Contractor's grievance system for members and providers.
n. A Compliance Officer who will implement and oversee the Contractor's compliance program. The compliance officer shall be a senior, on-site official, available to all employees, with designated and recognized authority to access records and make independent referrals to the AHCCCSA, Office of Program Integrity.

o. Health Plan Staff sufficient to implement and oversee compliance with both the Contractor's Cultural Competency Plan and the AHCCCS Cultural Competency Policy, and to oversee compliance with all AHCCCS requirements pertaining to limited English proficiency (LEP).
p. Clerical and Support staff to ensure appropriate functioning of the Contractor's operation.

The Contractor shall inform AHCCCS, Office of Managed Care, in writing within seven days, when an employee leaves one of the key positions listed below. The name of the interim contact person should be included with the notification. The name and resume of the permanent employee should be submitted as soon as the new hire has taken place.

Administrator
Medical Director
Chief Financial Officer
Maternal Health/ EPSDT Coordinator
Grievance Manager
Compliance Officer
Member Services Manager
Provider Services Manager
Claims Administrator
Quality Management/ Utilization Management
Coordinator
Behavioral Health Coordinator

The Contractor shall ensure that all staff have appropriate training, education, experience and orientation to fulfill the requirements of the position.

17. WRITTEN POLICIES, PROCEDURES AND JOB DESCRIPTIONS
The Contractor shall develop and maintain written policies, procedures and job descriptions for each functional area of its health plan, consistent in format and style. The Contractor shall maintain written guidelines for developing, reviewing and approving all policies, procedures and job descriptions. All policies and procedures shall be reviewed at least annually to ensure that the Contractor's written policies reflect current practices. Reviewed policies shall be dated and signed by the Contractor's appropriate manager, coordinator, director or administrator. All medical and quality management policies must be approved and signed by the Contractor's
Medical Director. Job descriptions shall be reviewed at least annually to ensure that current duties performed by the employee reflect written requirements.

18. MEMBER INFORMATION
The Contractor shall be accessible by phone for general member information during normal business hours. All enrolled members will have access to a toll free phone number. All informational materials, prepared by the Contractor, shall be approved by AHCCCSA prior to distribution to members. The reading level and name of the evaluation methodology used should be included.

All materials shall be translated when the Contractor is aware that a language is spoken by 3,000 or 10%, whichever is less, of the Contractor's members, who also have limited English proficiency (LEP).

All vital materials shall be translated when the Contractor is aware that a language is spoken by 1,000 or 5%, whichever is less, of the Contractor's members, who also have LEP. Vital materials must include, at a minimum, notices for denials, reductions, suspensions or terminations of services, vital information from the member handbooks and consent forms.

All written notices informing members of their right to interpretation and translation services in a language shall be translated when the Contractor is aware that 1,000 or 5% (whichever is less) of the Contractor's members speak that language and have LEP.

Oral interpretation services must be available and free of charge to all members regardless of the prevalence of the language. The Contractor must notify all member of their right to access oral interpretation services and how to access them. Refer to the AHCCCS, Office of Managed Care Member Information Policy.

The Contractor shall make every effort to ensure that all information prepared for distribution to members is written at a 4th grade level. Regardless of the format chosen by the Contractor, the member information must be printed in a type, style and size, which can easily be read by members with varying degrees of visual impairment. The Contractor must notify its members that alternative formats are available and how to access them.

When there are program changes, notification shall be provided to the affected members at least 30 days before implementation.

The Contractor shall produce and provide the following printed information to each member or family within 10 days of receipt of notification of the enrollment date:

I. A member handbook which, at a minimum, shall include the items listed in the AHCCCS, Office of Managed Care Member Information Policy.

    The Contractor shall review and update the Member Handbook at least once a year. The handbook must be submitted to AHCCCS, Office of Managed Care for approval by September 1 st of each contract year, or within four weeks of receiving the annual renewal amendment, whichever is later.

II. A description of the Contractor's provider network, which at a minimum, includes those items listed in the AHCCCS, Office of Managed Care Member Information Policy.

The Contractor must give written notice about termination of a contracted provider, within 15 days after receipt or issuance of the termination notice, to each member who received their primary care from, or is seen on a regular basis by, the terminated provider. Affected members must be informed of any other changes in the network 30 days prior to the implementation date of the change. The Contractor shall have information available for potential enrollees as described in the AHCCCS, Office of Managed Care Member Information
Policy.

19. MEMBER SURVEYS
Unless waived by AHCCCSA, the Contractor shall perform its own annual general or focused member survey. All such contractor surveys, along with a timeline for the project, shall be approved in advance by AHCCCS Office of Managed Care.
The results and the analysis of the results shall be submitted to the Operations Unit within 45 days of the completion of the project. AHCCCSA may require inclusion of certain questions.

AHCCCSA may periodically conduct a survey of a representative sample of the Contractor's membership. AHCCCSA will consider suggestions from the Contractor for questions to be included in each survey. The results of these surveys, conducted by AHCCCSA, will become public information and available to all interested parties upon request.

20. CULTURAL COMPETENCY
The Contractor shall have a Cultural Competency Plan that meets the requirements of the AHCCCS Cultural Competency Policy. An annual assessment of the effectiveness of the plan, along with any modifications to the plan, must be submitted to the Office of Managed Care, no later than 45 days after the start of each contract year.

21. MEDICAL RECORDS
The member's medical record is the property of the provider who generates the record. Each member is entitled to one copy of his or her medical record free of charge. The Contractor shall have written policies and procedures to maintain the confidentiality of all medical records.

The Contractor is responsible for ensuring that a medical record is established when information is received about a member. If the PCP has not yet seen the member, such information may be kept temporarily in an appropriately labeled file, in lieu of establishing a medical record, but must be associated with the member's medical record as soon as one is established.

The Contractor shall have written policies and procedures for the maintenance of medical records so that those records are documented accurately and in a timely manner, are readily accessible, and permit prompt and systematic retrieval of information.

The Contractor shall have written standards for documentation on the medical record for legibility, accuracy and plan of care, which comply with the AMPM.

The Contractor shall have written plans for providing training and evaluating providers' compliance with the Contractor's medical records standards. Medical records shall be maintained in a detailed and comprehensive manner, which conforms to good professional medical practice, permits effective professional medical review and medical audit processes, and which facilitates an adequate system for follow-up treatment. Medical records must be legible, signed and dated.

When a member changes PCPs, his or her medical records or copies of medical records must be forwarded to the new PCP within 10 working days from receipt of the request for transfer of the medical records.

AHCCCSA is not required to obtain written approval from a member, before requesting the member's medical record from the PCP or any other agency. The Contractor may obtain a copy of a member's medical records without written approval of the member, if the reason for such request is directly related to the administration of the AHCCCS program. AHCCCSA shall be afforded access to all members' medical records whether electronic or paper within 20 working days of receipt of request.

Information related to fraud and abuse may be released so long as protected HIV-related information is not disclosed (A.R.S. Sec.36-664( I)).

22. ADVANCE DIRECTIVES
The Contractor shall maintain policies and procedures addressing advanced directives for adult members that specify:

a. Each contract or agreement with a hospital, nursing facility, home health agency, hospice or organization responsible for providing personal care, must comply with Federal and State law regarding advance directives for adult members. Requirements include:

  (1) Maintaining written policies that address the rights of adult members to make decisions about medical care, including the right to accept or refuse medical care, and the right to execute an advance directive. If the agency/organization has a conscientious objection to carrying out an advance directive, it must be explained in policies. (A health care provider is not prohibited from making such objection when made pursuant to A.R.S. Sec. 36-3205.C.1.)
  (2) Provide written information to adult members regarding each individual's rights under State law to make decisions regarding medical care, and the health care provider's written policies concerning advance directives (including any conscientious objections).
  (3) Documenting in the member's medical record whether or not the adult member has been provided the information and whether an advance directive has been executed.
  (4) Not discriminating against a member because of his or her decision to execute or not execute an advance directive, and not making it a condition for the provision of care.
  (5) Providing education to staff on issues concerning advance directives including notification of direct care providers of services, such as home health care and personal care, of any advanced directives executed by members to whom they are assigned to provide services.

b. Contractors shall require subcontracted PCPs, which have agreements with the entities described in paragraph a. above, to comply with the requirements of subparagraphs a. (2) through (5) above. Contractors shall also encourage health care providers specified in subparagraph a. to provide a copy of the member's executed advanced directive, or documentation of refusal, to the member's PCP for inclusion in the member's medical record.

c. The Contractor shall provide written information to adult enrollees that describe the following:

  (1) A member's rights under State law, including a description of the applicable State law
  (2) The organization's policies respecting the implementation of those rights, including a statement of any limitation regarding the implementation of advance directives as a matter of conscience.
  (3) The member's right to file complaints directly with the state
  (4) Changes to State as soon as possible, but no later than 90 days after the effective date of the change

23. QUALITY MANAGEMENT AND UTILIZATION MANAGEMENT (QM/UM)
Quality Management (QM): The Contractor shall provide quality medical care to members, regardless of payer source or eligibility category. The Contractor shall execute processes to assess, plan, implement and evaluate quality management and improvement activities, as specified in the AMPM, that include at least the following:

  Conducting Quality Improvement Projects (QIPs);
  QM monitoring and evaluation activities;
  Credentialing and recredentialing processes;
  Investigation, analysis, tracking and trending of quality of care issues, abuse and/ or complaints; and
  AHCCCS mandated performance indicators.

The Contractor shall submit, within timelines specified in Attachment F, a written QM plan that addresses its strategies for quality improvement and conducting the quality management activities described in this section.
The Contractor shall conduct quality improvement projects as required by the AMPM.

The Contractor may combine its plan for quality improvement and quality management activities with the plan that addresses utilization management as described below.

Utilization Management (UM): The Contractor shall execute processes to assess, plan, implement and evaluate utilization management activities, as specified in the AMPM, that include at least the following:

  Pharmacy Management;
  Prior authorization;
  Concurrent review;
  Continuity and coordination of care;
  Monitoring and evaluation of over and/or under utilization of services; Evaluation of new medical technologies, and new uses of existing technologies; Development and/ or adoption of practice guidelines; and Consistent application of review criteria.

The Contractor shall maintain a written UM plan that addresses its plan for monitoring UM activities described in this section. The plan must be submitted for review by AHCCCS Office of Medical Management (OMM) within timelines specified in Attachment F.

24. PERFORMANCE STANDARDS
All Performance Standards described below apply to all member populations.

Contractors must meet AHCCCS stated Minimum Performance Standards. However, it is equally important that Contractors continually improve their performance indicator outcomes from year to year. Contractors shall strive to meet the ultimate standard, or benchmark, established by AHCCCS.

Any statistically significant drop in the Contractor's performance level for any indicator must be explained by the Contractor in its annual quality management program evaluation. If a Contractor has a significant drop in any indicator without a justifiable explanation, it will be required to submit a corrective action plan and may be subject to sanctions.

AHCCCS has established three levels of performance:

Minimum Performance Standard - A Minimum Performance Standard is the minimal expected level of performance by the Contractor. If a Contractor does not achieve this standard, or any indicator declines to a level below the AHCCCS Minimum Performance, the Contractor will be required to submit a corrective action plan and may be subject to sanctions.

Goal - A Goal is a reachable standard for a given performance indicator for the Contract Year. If the Contractor has already met or exceeded the AHCCCS
Minimum Performance Standard for any indicator, the Contractor must strive to meet the established Goal for the indicator( s).

Benchmark - A Benchmark is the ultimate standard to be achieved. Contractors that have already achieved or exceeded the Goal for any performance indicator must strive to meet the Benchmark for the indicator( s). Contractors that have achieved the Benchmark are expected to maintain this level of performance for future years.

A Contractor that has not shown demonstrable and sustained improvement toward meeting AHCCCS Performance Standards shall develop a corrective action plan. The corrective action plan must be received by AHCCCS, Office of Medical Management within 30 days of receipt of notification from AHCCCS. This plan must be approved by AHCCCS prior to implementation. AHCCCS may conduct one or more follow-up onsite reviews to verify compliance with a corrective action plan. Failure to achieve adequate improvement may result in sanction imposed by AHCCCS.

Performance Indicators: The Contractor shall comply with AHCCCS quality management requirements to improve performance for all AHCCCS established performance indicators. Complete descriptions of these indicators can be found in the Technical Specifications section of the most recently published Health Plan Performance Standards Results and Analysis documents for perinatal, pediatric and adult/ adolescent services. The indicators for postpartum visits and low birth weight have been eliminated as contractual performance standards. The Contractor shall continue to monitor rates for postpartum visits and low birth weights and implement interventions as necessary to improve or sustain these rates. These activities will be monitored by AHCCCSA during the Operational and Financial Review.

CMS has been working in partnership with states in developing core performance measures for Medicaid and SCHIP programs. The current AHCCCS established performance indicators may be subject to change when these core measures are finalized and implemented.

In addition, AHCCCS has established standards for the following indicators:

EPSDT Participation: The Contractor shall take affirmative steps to increase member participation in the EPSDT program. The participation rate is the number of children younger than 21 years receiving at least one medical screen during the contract year, compared to the number of children expected to receive at least one medical screen. The number of children expected to receive at least one medical screen is based on the AHCCCS EPSDT periodicity schedule and the average period of eligibility.

Pediatric immunizations: The Contractor shall ensure members under age 21 receive age-appropriate immunizations as specified in the AMPM.

The Contractor shall participate in immunization audits, at intervals specified by AHCCCSA, based on random sampling to assess and verify the immunization status of two-year-old members. AHCCCS will provide the Contractor the selected sample, specifications for conducting the audit, the AHCCCSA reporting requirements, and technical assistance. The Contractor shall identify each child's PCP, conduct the assessment, and report to AHCCCSA, in the required format, all immunization data for the two-year-old children sampled. If medical records are missing for more than 5 percent of the sample group, the Contractor is subject to sanctions by AHCCCSA. An External Quality Review Organization
(EQRO) may conduct a study to validate the Contractor's reported rates.

------------------------------------------------------------------------------------------------
                                                                                     Benchmark *
                                                     CYE 04 Minimum       CYE 04      (Healthy
Performance Indicator                             Performance Standard     Goal     People Goals)
------------------------------------------------------------------------------------------------
Immunization of two-year-olds 3 antigen series             78%              82%           90%
(4:3:1)
------------------------------------------------------------------------------------------------
Immunization of two-year-olds 5 antigen series             67%              73%           90%
(4:3:1:2:3)
------------------------------------------------------------------------------------------------
Immunizations of two-year-olds
     DtaP         4 doses                                  82%              85%           90%
------------------------------------------------------------------------------------------------
     Polio        3 doses                                  88%              90%           90%
------------------------------------------------------------------------------------------------
     MMR -        1 dose                                   88%              90%           90%
------------------------------------------------------------------------------------------------
     Hib          2 doses                                  85%              90%           90%
------------------------------------------------------------------------------------------------
     HBV          3 doses                                  81%              87%           90%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                     Benchmark *
                                                     CYE 04 Minimum       CYE 04      (Healthy
Performance Indicator                             Performance Standard     Goal     People Goals)
------------------------------------------------------------------------------------------------
Varicella  1 dose                                          73%              80%          90%
------------------------------------------------------------------------------------------------
Dental visits                                              45%              55%          56%
------------------------------------------------------------------------------------------------
Well-child Visits 15 Months                                58%              64%          90%
------------------------------------------------------------------------------------------------
Well-child Visits 3-6 Years                                48%              64%          80%
------------------------------------------------------------------------------------------------
EPSDT Participation                                        58%              80%          80%
------------------------------------------------------------------------------------------------
Children's Access to PCP's                                 77%              80%          97%
------------------------------------------------------------------------------------------------
Cervical Cancer Screening (3-yr period)                    57%              60%          90%
------------------------------------------------------------------------------------------------
Breast Cancer Screening                                    55%              60%          70%
------------------------------------------------------------------------------------------------
Adolescent Well-care Visits                                48%              49%          50%
------------------------------------------------------------------------------------------------
Adult Ambulatory/Preventive Care                           78%              80%          96%
------------------------------------------------------------------------------------------------
Prenatal Care in the First Trimester                       59%              65%          90%
------------------------------------------------------------------------------------------------

*Benchmarks for each performance indicator are based on Healthy People 2000 or 2010 goals for health promotion and disease prevention, as determined by the
U. S. Department of Health and Human Services.

25. GRIEVANCE AND REQUEST FOR HEARING PROCESS AND STANDARDS
The Contractor shall have in place a written grievance process for enrollees and providers, which defines their rights regarding disputed matters with the Contractor. The Contractor shall provide the appropriate personnel to establish, implement and maintain the necessary functions related to the grievance systems process. Refer to Attachment H( 1) and H( 2) for Enrollee Grievance System Standards and Policy and Provider Grievance System Standards and Policy, respectively.

The grievance process shall be in accordance with applicable Federal and State laws, regulations and policies, including, but not limited to 42 CFR Part 438 Subpart F. The Contractor shall ensure compliance with Attachment H. Contractor shall also ensure that it timely provides written information to both enrollees and providers, which clearly explains the grievance system requirements. Information to enrollees must meet cultural competency and limited English proficiency requirements as specified in the AHCCCS Cultural Competency Policy and Section D, Paragraph 18, Member Information.

The Contractor shall be responsible to provide the necessary professional, paraprofessional and clerical services for the representation of the Contractor in all issues relating to the grievance system and any other matters arising under this contract which rise to the level of administrative hearing or a judicial proceeding.

26. QUARTERLY GRIEVANCE REPORT
The Contractor shall submit a Quarterly Grievance Report to AHCCCSA, Office of Legal Assistance, using the Quarterly Grievance System Report Format. The Quarterly Grievance System Report must be received by the AHCCCSA, Office of Legal Assistance, no later than 45 days from the end of the quarter.

27. NETWORK DEVELOPMENT
The Contractor shall develop and maintain a provider network that is sufficient to provide all covered services to AHCCCS members. It shall ensure covered services are provided promptly and are reasonably accessible in terms of location and hours of operation. There shall be sufficient personnel for the provision of covered services, including emergency medical care on a 24-hour-a-day, 7-days-a-week basis. The proposed network shall be sufficient to provide covered services within designated time and distance limits. For Maricopa and Pima Counties only, this includes a network such that 95% of its members residing within the boundary area of metropolitan Phoenix and Tucson do not have to travel more than 5 miles to see a PCP, dentist or pharmacy. Ninety-five percent of its members residing outside the boundary area must not have to travel more than 10 miles to see such providers. PCPs and specialists who provide inpatient services to the Contractor's members shall have admitting and treatment privileges in a minimum of one general acute care hospital within the Contractor's service area. Hospitalists may satisfy this requirement. Contractors in Maricopa and/ or Pima counties must have at least one hospital contract in each of the service districts specified in Attachment B.

Contractors must provide a comprehensive provider network that ensures its membership has access at least equal to, or better than, community norms. Services shall be as accessible to AHCCCS members in terms of timeliness, amount, duration and scope as those services are to non-AHCCCS persons within the same service area. The Contractor is expected to consider the full spectrum of care when developing its network. The Contractor must also consider communities whose residents typically receive care in neighboring states. If the Contractor is unable to provide those services locally, it must so demonstrate to AHCCCSA and shall provide reasonable alternatives for members to access care. These alternatives must be approved by AHCCCSA. If the Contractor's network is unable to provide medically necessary services required under contract, the Contractor must adequately and timely cover these services through an out of network provider until a network provider is contracted. The Contractor and out of network provider must coordinate with respect to authorization and payment issues in these circumstances.

The Contractor is also encouraged to develop non-financial incentive programs to increase participation in its provider network.

The Contractor shall not discriminate with respect to participation in the AHCCCS program, reimbursement or indemnification against any provider based solely on the provider's type of licensure or certification. In addition, the Contractor must not discriminate against particular providers that service high-risk populations or specialize in conditions that require costly treatment. provision, however, does not prohibit the Contractor from limiting provider participation to the extent necessary to meet the needs of the Contractor's members. This provision also does not interfere with measures established by the Contractor to control costs consistent with its responsibilities under this contract. If a Contractor declines to include individual or groups of providers in its network, it must give the affected providers written notice of the reason for its decision. The Contractor may not include providers excluded from participation in Federal health care programs, under either section 1128 or section 1128A of the Social Security Act.

See Attachment B, Minimum Network Requirements, for details on network requirements by Geographic Service Area.

Provider Network Development and Management Plan: The Contractor shall develop and maintain a provider network development and management plan, which ensures that the provision of covered services will occur as stated above. This plan shall be updated annually and submitted to AHCCCSA, Office of Managed Care, 45 days from the start of each contract year. The plan shall identify the current status of the Contractor's network, and project future needs based upon, at a minimum, membership growth; the number and types (in terms of training, experience and specialization) of providers that exist in the Contractor's service area; the expected utilization of services, given the characteristics of its population and its health care needs; the numbers of providers not accepting new Medicaid patients; and access of its membership to specialty services as compared to the general population of the community. The plan, at a minimum, shall also include the following:

a. current network gaps;
b. immediate short-term interventions when a gap occurs, including expedited or temporary credentialing;
c. interventions to fill network gaps and barriers to those interventions;

d. outcome measures/ evaluation of interventions;
e. ongoing activities for network development;
f. coordination between internal departments;
g. coordination with outside organizations and
h. specialty populations.

28. PROVIDER AFFILIATION TRANSMISSION
The Contractor shall submit information quarterly regarding its provider network. This information shall be submitted in the format described in the Provider Affiliation Transmission User Manual on October 15, January 15, April 15, and July 15 of each contract year. The manual may be found in the Bidder's Library. If the provider affiliation transmission is not timely, accurate and complete, the Contractor may be required to submit a corrective action plan and may be subject to sanction.

29. NETWORK MANAGEMENT
The Contractor shall have policies and procedures in place that pertain to all service specifications described in the AMPM. In addition, the Contractor shall have policies on how the Contractor will:

a. Communicate with the network regarding contractual and/ or program changes and requirements;
b. Monitor network compliance with policies and rules of AHCCCSA and the Contractor, including compliance with all policies and procedures related to the grievance process and ensuring the member's care is not compromised during the grievance process;
c. Evaluate the quality of services delivered by the network;
d. Provide or arrange for medically necessary covered services should the network become temporarily insufficient within the contracted service area;
e. Monitor the adequacy, accessibility and availability of its provider network to meet the needs of its members, including the provision of care to members with limited proficiency in English; and
f. Process expedited and temporary credentials.

Contractor policies shall be subject to approval by AHCCCSA, Office of Managed Care, and shall be monitored through operational audits.

All material changes in the Contractor's provider network must be approved in advance by AHCCCSA, Office of Managed Care. A material change is defined as one which affects, or can reasonably be foreseen to affect, the Contractor's ability to meet the performance and network standards as described in this contract. AHCCCSA will assess proposed changes in the Contractor's provider network for potential impact on members' health care and provide a written response to the Contractor. For emergency situations, AHCCCSA will expedite the approval process.

The Contractor shall notify AHCCCSA, Office of Managed Care, within one working day of any unexpected changes that would impair its provider network. This notification shall include (1) information about how the change will affect the delivery of covered services, and (2) the Contractor's plans for maintaining the quality of member care, if the provider network change is likely to affect the delivery of covered services.

30. PRIMARY CARE PROVIDER STANDARDS
The Contractor shall include in its provider network a sufficient number of PCPs to meet the requirements of this contract. Health care providers designated by the Contractor as PCPs shall be licensed in Arizona as allopathic or osteopathic physicians who generally specialize in family practice, internal medicine, obstetrics, gynecology, or pediatrics; certified nurse practitioners or certified nurse midwifes; or physician's assistants.

The Contractor shall assess the PCP's ability to meet AHCCCS appointment availability and other standards when determining the appropriate number of its members to be assigned to a PCP. The Contractor should also consider the PCP's total panel size (i. e. AHCCCS and non-AHCCCS patients) when making this determination. AHCCCS members shall not comprise the majority of a PCP's panel of patients. AHCCCSA shall inform the Contractor when a PCP has a panel of more than 1,800 AHCCCS members (assigned by a single Contractor or multiple Contractors), to assist in the assessment of the size of their panel. This information will be provided on a quarterly basis. The Contractor will adjust the size of a PCP's panel, as needed, for the PCP to meet AHCCCS standards.

The Contractor shall have a system in place to monitor and ensure that each member is assigned to an individual PCP and that the Contractor's data regarding PCP assignments is current. The Contractor is encouraged to assign members with complex medical conditions, who are age 12 and younger, to board certified pediatricians. PCP's, with assigned members diagnosed with AIDS or as HIV positive, shall meet criteria and standards set forth in the AMPM.

To the extent required by this contract, the Contractor shall offer members freedom of choice within its network in selecting a PCP. The Contractor may restrict this choice when a member has shown an inability to form a relationship with a PCP, as evidenced by frequent changes, or when there is a medically necessary reason. When a new member has been assigned to the Contractor, the Contractor shall inform the member in writing of his enrollment and of his PCP assignment within 10 days of the Contractor's receipt of notification of assignment by AHCCCSA. The Contractor shall include with the enrollment notification a list of all the Contractor's available PCPs, the process for changing the PCP assignment, should the member desire to do so, as well as the information required in the AHCCCS Office of Managed Care Member Information Policy. The Contractor shall confirm any PCP change in writing to the member. Members may make both their initial PCP selection and any subsequent PCP changes either verbally or in writing.

At a minimum, the Contractor shall hold the PCP responsible for the following gatekeeping activities:

a. Supervision, coordination and provision of care to each assigned member;
b. Initiation of referrals for medically necessary specialty care;
c. Maintaining continuity of care for each assigned member; and
d. Maintaining the member's medical record, including documentation of all services provided to the member by the PCP, as well as any specialty or referral services.

The Contractor shall establish and implement policies and procedures to monitor PCP gatekeeping activities and to ensure that PCPs are adequately notified of, and receive documentation regarding, specialty and referral services provided to assigned members by specialty physicians, and other health care professionals. Contractor policies and procedures shall be subject to approval by AHCCCSA, Office of Managed Care, and shall be monitored through operational audits.

31. MATERNITY CARE PROVIDER STANDARDS
The Contractor shall ensure that a maternity care provider is designated for each pregnant member for the duration of her pregnancy and postpartum care and that maternity services are provided in accordance with the AMPM. The Contractor may include in its provider network the following maternity care providers:

a. Arizona licensed allopathic and/ or osteopathic physicians who are general practitioners or specialize in family practice or obstetrics

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b. Physician Assistants
c. Nurse Practitioners
d. Certified Nurse Midwives

Pregnant members may choose, or be assigned, a PCP who provides obstetrical care. Such assignment shall be consistent with the freedom of choice requirements for selecting health care professionals while ensuring that the continuity of care is not compromised. Members who choose to receive maternity services from a licensed midwife shall also be assigned to a PCP for medical care, as primary care is not within the scope of practice for licensed midwives.

All physicians and certified nurse midwives who perform deliveries shall have OB hospital privileges or a documented hospital coverage agreement for those practitioners performing deliveries in alternate settings. Licensed midwives perform deliveries only in the member's home. Labor and delivery services may also be provided in the member's home by physicians, certified nurse practitioners and certified nurse midwives who include such services within their practice.

32. REFERRAL PROCEDURES AND STANDARDS
The Contractor shall have adequate written procedures regarding referrals to specialists, to include, at a minimum, the following:

a. Use of referral forms clearly identifying the Contractor
b. A system for resolving disputes regarding the referrals
c. PCP referral shall be required for specialty physician services, except that women shall have direct access to in-network GYN providers, including physicians, physician assistants and nurse practitioners within the scope of their practice, without a referral for preventive and routine services. In addition, for members with special health care needs determined to need a specialized course of treatment or regular care monitoring, the Contractor must have a mechanism in place to allow such members to directly access a specialist (for example through a standing referral or an approved number of visits) as appropriate for the member's condition and identified needs. Any waiver of this requirement by the Contractor must be approved in advance by AHCCCSA.
d. Specialty physicians shall not begin a course of treatment for a medical condition other than that for which the member was referred, unless approved by the member's PCP.
e. A process in place that ensures the member's PCP receives all specialist and consulting reports and a process to ensure PCP follow-up of all referrals including EPSDT referrals for behavioral health services
f. A referral plan for any member who is about to lose eligibility and who requests information on low-cost or no-cost health care services
g. Referral to Medicare HMO including payment of copayments
h. Allow for a second opinion from a qualified health care professional within the network, or if one is not available in network, arrange for the member to obtain one outside the network, at no cost to the member.

The Contractor shall comply with all applicable physician referral requirements and conditions defined in Sections 1903( s) and 1877 of the Social Security Act. Upon finalization of the regulations, the Contractor shall comply with all applicable physician referral requirements and conditions defined in 42 CFR
Part 411, Part 424, Part 435 and Part 455. Sections 1903( s) and 1877 of the Act prohibits physicians from making referrals for designated health services to health care entities with which the physician or a member of the physician's family has a financial relationship. Designated health services include:

a. Clinical laboratory services
b. Physical therapy services
c. Occupational therapy services

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d. Radiology services
e. Radiation therapy services and supplies
f. Durable medical equipment and supplies
g. Parenteral and enteral nutrients, equipment and supplies
h. Prosthetics, orthotics and prosthetic devices and supplies
i. Home health services
j. Outpatient prescription drugs
k. Inpatient and outpatient hospital services

33. APPOINTMENT STANDARDS
For purposes of this section, "urgent" is defined as an acute, but not necessarily life-threatening disorder, which, if not attended to, could endanger the patient's health. The Contractor shall have procedures in place that ensure the following standards are met:

a. Emergency PCP appointments-same day of request
b. Urgent care PCP appointments-within 2 days of request
c. Routine care PCP appointments-within 21 days of request

For specialty referrals, the Contractor shall be able to provide:

a. Emergency appointments -within 24 hours of referral
b. Urgent care appointments -within 3 days of referral
c. Routine care appointments -within 45 days of referral

For dental appointments, the Contractor shall be able to provide:

a. Emergency appointments -within 24 hours of request
b. Urgent care appointments -within 3 days of request
c. Routine care appointments -within 45 days of request

For maternity care, the Contractor shall be able to provide initial prenatal care appointments for enrolled pregnant members as follows:

a. First trimester -within 14 days of request
b. Second trimester -within 7 days of request
c. Third trimester -within 3 days of request
d. High risk pregnancies -within 3 days of identification of high risk by the Contractor or maternity care provider, or immediately if an emergency exists

If a member needs non-emergent medically necessary transportation, the Contractor shall require its transportation provider to schedule the transportation so that the member arrives on time for the appointment, but no sooner than one hour before the appointment; does not have to wait more than one hour after making the call to be picked up; nor have to wait for more than one hour after conclusion of the appointment for transportation home.

The Contractor shall actively monitor the adequacy of its appointment processes and reduce the unnecessary use of alternative methods such as emergency room visits. The Contractor shall actively monitor and ensure that a member's waiting time for a scheduled appointment at the PCP's or specialist's office is no more than 45 minutes, except when the provider is unavailable due to an emergency.

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The Contractor shall have written policies and procedures about educating its provider network regarding appointment time requirements. The Contractor must assign a specific staff member or unit within its organization to monitor compliance with appointment standards. The Contractor must develop a corrective action plan when appointment standards are not met; if appropriate, the corrective action plan should be developed in conjunction with the provider. Appointment standards shall be included in the Provider Manual.
The Contractor is encouraged to include the standards in the provider subcontract.

34. FEDERALLY QUALIFIED HEALTH CENTERS (FQHC)
The Contractor is encouraged to use FQHCs in Arizona to provide covered services and must comply with the Federal mandates. Section 4712( b)( 2) of the Balanced Budget Act requires that "rates of payment between FQHCs/ RHCs and MCOs shall not be less than the amount of payment for a similar set of services with a non-FQHC/RHC." The intention of this provision is to ensure that contractors negotiate rates of payment with FQHCs that are comparable to the rates paid to providers that provide similar services.

Contractors are required to submit member information for Title XIX members for each FQHC on a quarterly basis to the AHCCCSA Office of Managed Care. AHCCCSA will perform periodic audits of the member information submitted. Contractors should refer to the AHCCCS Office of Managed Care's policy on FQHC reimbursement for further guidance. The following FQHCs are currently recognized by CMS:

	Canyonlands Community Health Care
	Chiricahua Community Health Centers, Inc.
	Clinica Adelante, Inc.
	Community Health Center of West Yavapai
	Desert Senita Community Health Center
	El Rio Health Center
	Inter-Tribal Health Care Center
	Marana Health Center
	Mariposa Community Health Center, Inc.
	Mountain Park Health Center
	Native American Community Health Center, Inc.
	Native Americans for Community Action Family Health Center
	North Country Community Health Center
	Sun Life Family Health Center
	Sunset Community Health Center (formerly Valley Health Center, Inc.) United Community Health Center, Inc.

35. PROVIDER MANUAL
The Contractor shall develop, distribute and maintain a provider manual. The Contractor shall ensure that each contracted provider is issued a copy of the provider manual and is encouraged to distribute a provider manual to any individual or group that submits claim and encounter data. The Contractor remains liable for ensuring that all providers, whether contracted or not, meet the applicable AHCCCS requirements such as covered services, billing, etc. At a minimum, the Contractor's provider manual must contain information on the following:

a. Introduction to the Contractor which explains the Contractor's organization and administrative structure
b. Provider responsibility and the Contractor's expectation of the provider
c. Overview of the Contractor's Provider Service department and function

				-45-
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d. Listing and description of covered and non-covered services, requirements and limitations including behavioral health services
e. Emergency room utilization (appropriate and non-appropriate use of the emergency room)
f. EPSDT Services -screenings include a comprehensive history, developmental/ behavioral health screening, comprehensive unclothed physical examination, appropriate vision testing, hearing testing, laboratory tests, dental screenings and immunizations
g. Dental services
h. Maternity/Family Planning services
i. The Contractor's policy regarding PCP assignments
j. Referrals to specialists and other providers, including access to behavioral health services provided by the ADHS/RBHA system
k. Grievance and request for hearing rights of providers and enrollees
l. Billing and encounter submission information
m. Information about policies and procedures relevant to the providers including, but not limited to, utilization management and claims submission
n. Reimbursement, including reimbursement for dual eligibles (i. e. Medicare and Medicaid) or members with other insurance
o. Cost sharing responsibility
p. Explanation of remittance advice
q. Prior authorization and notification requirements
r. Claims medical review
s. Concurrent review
t. Fraud and Abuse
u. Formularies (with updates and changes provided in advance to providers, including pharmacies)
v. AHCCCS appointment standards
w. Americans with Disabilities Act (ADA) requirements and Title VI, as applicable
x. Eligibility verification
y. Cultural competency information, including notification about Title VI of the Civil Rights Act of 1964. Providers should also be informed of how to access interpretation services to assist members who speak a language other the English or who use sign language.
z. Peer review and appeal process.

36. PROVIDER REGISTRATION
The Contractor shall ensure that all of its subcontractors register with AHCCCSA as an approved service provider and receive an AHCCCS Provider ID Number.
A Provider Participation Agreement must be signed by each provider who does not already have a current AHCCCS ID number. The original shall be forwarded to AHCCCSA. This provider registration process must be completed in order for the Contractor to report services a subcontractor renders to enrolled members and for the Contractor to be paid reinsurance.

37. SUBCONTRACTS
The Contractor shall be legally responsible for contract performance whether or not subcontracts are used. No subcontract shall operate to terminate the legal responsibility of the Contractor to assure that all activities carried out by the subcontractor conform to the provisions of this contract. Subject to such conditions, any function required to be provided by the Contractor pursuant to this contract may be subcontracted to a qualified person or organization. All such subcontracts must be in writing. See the AHCCCS Claims Processing by Subcontracted Providers Policy in the Bidder's Library.

All subcontracts entered into by the Contractor are subject to prior review and approval by AHCCCS, Office of Managed Care, and shall incorporate by reference the terms and conditions of this contract. The following subcontracts shall be submitted to AHCCCS, Office of Managed Care for prior approval at least 30 days prior to the beginning date of the subcontract:

a. Automated data processing
b. Third-party administrators
c. Management Services (See also Section D, Paragraphs 43 & 44)
d. Model subcontracts
e. Capitated or other risk subcontracts requiring claims processing by the subcontractor
f. Hospitals
g. Requests for Proposal issued by the Contractor for the procurement of medical services.

The Contractor shall maintain a fully executed original of all subcontracts, which shall be accessible to AHCCCSA within two working days of request by AHCCCSA. A subcontract is voidable and subject to immediate cancellation by AHCCCSA in the event any subcontract pertinent to "a" through "g" above is implemented without the prior written approval of AHCCCSA. All subcontracts shall comply with the applicable provisions of Federal and State laws, regulations and policies.

The Contractor shall not include covenant-not-to-compete requirements in its provider agreements. Specifically, the Contractor shall not contract with a provider and require that the provider not provide services for any other AHCCCS Contractor.

The Contractor must enter into a written agreement with any provider
(including out-of-state providers) the Contractor reasonably anticipates will be providing services on its behalf more than 25 times during the contract year. Exceptions to this requirement include the following:

a. If a provider who provides services more than 25 times during the contract year refuses to enter into a written agreement with the Contractor, the Contractor shall submit documentation of such refusal to AHCCCS, Office of Managed Care within seven days of its final attempt to gain such agreement.
b. If a provider performs emergency services such as an emergency room physician or an ambulance company, a written agreement is not required.
c. Individual providers as detailed in the AMPM.
d. Hospitals, as discussed in Section D, Paragraph 40, Hospital Subcontracting and Reimbursement.

These and any other exceptions to this requirement must be approved by AHCCCS, Office of Managed Care. Each subcontract must contain verbatim all the provisions of Attachment A, Minimum Subcontract Provisions. In addition, each subcontract must contain the following:

a. Full disclosure of the method and amount of compensation or other consideration to be received by the subcontractor.
b. Identification of the name and address of the subcontractor.
c. Identification of the population, to include patient capacity, to be covered by the subcontractor.
d. The amount, duration and scope of medical services to be provided, and for which compensation will be paid.
e. The term of the subcontract including beginning and ending dates, methods of extension, termination and re-negotiation.
f. The specific duties of the subcontractor relating to coordination of benefits and determination of third-party liability.
g. A provision that the subcontractor agrees to identify Medicare and other third-party liability coverage and to seek such Medicare or third party liability payment before submitting claims to the Contractor.
h. A description of the subcontractor's patient, medical and cost record keeping system.

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i. Specification that the subcontractor shall cooperate with quality management/ quality improvement programs, and comply with the utilization management and review procedures specified in the AMPM.
j. A provision stating that a merger, reorganization or change in ownership of a subcontractor that is related to or affiliated with the Contractor shall require a contract amendment and prior approval of AHCCCSA.
k. Procedures for enrollment or re-enrollment of the covered population
   (may also refer to the Provider Manual).
l. A provision that the subcontractor shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage obligations which arise under this subcontract, for itself and its employees, and that AHCCCSA shall have no responsibility or liability for any such taxes or insurance coverage.
m. A provision that the subcontractor must obtain any necessary authorization from the Contractor or AHCCCSA for services provided to eligible and/or enrolled members.
n. A provision that the subcontractor must comply with encounter reporting and claims submission requirements as described in the subcontract.

38. CLAIMS PAYMENT SYSTEM
The Contractor shall develop and maintain a claims payment system capable of processing, cost avoiding and paying claims in accordance with ARS 36-2904( H) and (J), AHCCCS Rules R9-22-705, and R9-22-709, a copy of which may be found in the Bidder's Library. In the absence of a subcontract provision to the contrary, claims submission deadlines shall be calculated from the date of service or the effective date of eligibility posting, whichever is later. Remittance advices accompanying the Contractor's payments to providers must contain, at a minimum, adequate descriptions of all denials and adjustments, the reasons for such denials and adjustments, the amount billed, the amount paid, and grievance and request for hearing rights. The Contractor's claims payment system, as well as its prior authorization and concurrent review process, must minimize the likelihood of having to recoup already-paid claims. Any recoupment in excess of $50,000 per provider within a contract year must be approved in advance by AHCCCSA, Office of Managed Care.

In accordance with the Balanced Budget Act of 1997, unless a subcontract specifies otherwise, the Contractor shall ensure that 90% of all clean claims are paid within 30 days of receipt of the clean claim and 99% are paid within 90 days of receipt of the clean claim. Additionally, unless a subcontract specifies otherwise, the Contractor shall not require providers to initially submit claims earlier than 6 months after date of service or to submit clean claims earlier than 12 months after date of service for which payment is claimed. The receipt date of the claim is the date stamp on the claim. The paid date of the claim is the date on the check or other form of payment.

39. SPECIALTY CONTRACTS
AHCCCSA may at any time negotiate or contract on behalf of the Contractor and AHCCCSA for specialized hospital and medical services. AHCCCSA will consider existing Contractor resources in the development and execution of specialty contracts. AHCCCSA may require the Contractor to modify its delivery network to accommodate the provisions of specialty contracts. Specialty contracts shall take precedence over, and supersede, existing and future subcontracts for services that are subject to specialty contracts. AHCCCSA may consider waiving this requirement in particular situations if such action is determined to be in the best interest of the State; however, in no case shall reimbursement exceed that payable under the relevant AHCCCSA specialty contract.

During the term of specialty contracts, AHCCCSA may act as an intermediary between the Contractor and specialty contractors to enhance the cost effectiveness of service delivery. AHCCCSA reserves the right to make direct payments to specialty contractors on behalf of the Contractor. Adjudication of claims related to such payments provided under specialty contracts shall remain the responsibility of the Contractor. AHCCCSA may provide technical assistance prior to the implementation of any specialty contracts.

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Currently, AHCCCSA only has specialty contracts for transplant services. AHCCCSA shall provide at least 60 days advance written notice to the Contractor prior to the implementation of any specialty contract.

40. HOSPITAL SUBCONTRACTING AND REIMBURSEMENT
Maricopa and Pima counties only: Legislation authorizes the Hospital Reimbursement Pilot Program (Pilot), which is effective from October 1, 2001, through September 30, 2003. Legislation to extend the Pilot may be introduced for CYE '04. The Pilot, as defined by AHCCCS Rule R9-22-718, requires hospital subcontracts to be negotiated between health plans in Maricopa and Pima counties and hospitals to establish reimbursement levels, terms and conditions. Subcontracts shall be negotiated by the Contractor and hospitals to cover operational concerns, such as timeliness of claims submission and payment, payment of discounts or penalties and legal resolution which may, as an option, include establishing arbitration procedures. These negotiated subcontracts shall remain under close scrutiny by AHCCCSA to ensure availability of quality services within specific service districts, equity of related party interests and reasonableness of rates. The general provisions of this program encompass acute care hospital services and outpatient hospital services that result in an admission. The Contractor shall submit all hospital subcontracts and any amendments to AHCCCSA, Office of Managed Care. For non-emergency patient-days, the Contractor shall ensure that at least 65% of its members use contracted hospitals. AHCCCSA reserves the right to subsequently adjust the 65% standard. Further, if in AHCCCSA's judgment the number of emergency days at a particular non-contracted hospital becomes significant, AHCCCSA may require a subcontract at that hospital.

All counties EXCEPT Maricopa and Pima: The Contractor shall reimburse hospitals for member care in accordance with AHCCCS Rule R9-22-705. The Contractor is encouraged to obtain subcontracts with hospitals in all GSA's and must submit copies of these subcontracts, including amendments, to AHCCCSA, Office of Managed Care, at least seven days prior to the effective dates thereof.

Out-of-State Hospitals: The Contractor shall reimburse out-of-state hospitals in accordance with AHCCCS Rule R9-22-705. Contractors serving border communities (excluding Mexico) are strongly encouraged to establish contractual agreements with those out-of-state hospitals that are identified by GSA in Attachment B.

Hospital Recoupments: The Contractor may conduct prepayment and post-payment medical reviews of all hospital claims including outlier claims. Erroneously paid claims are subject to recoupment. If the Contractor fails to identify lack of medical necessity through concurrent review and/ or prepayment medical review, lack of medical necessity identified during post-payment medical review shall not constitute a basis for recoupment by the Contractor. This prohibition does not apply to recoupments that are a result of an AHCCCS reinsurance audit. See also Section D, Paragraph 38, Claims Payment System. For a more complete description of the guidelines for hospital reimbursement, please consult the Bidder's Library for applicable statutes and rules.

41. NURSING FACILITY REIMBURSEMENT
The Contractor shall not deny nursing facility services if the nursing facility is unable to obtain prior authorization in situations where acute care eligibility and ALTCS eligibility overlap and the member is enrolled with an AHCCCS acute care contractor. In such situations, the Contractor shall impose reasonable authorization requirements. The Contractor's payment responsibility, described above, applies only in situations where the nursing facility has not been notified in advance of the member's enrollment with an AHCCCS acute care contractor. When ALTCS eligibility overlaps AHCCCS acute care enrollment, the acute care enrollment takes precedence. Although the member could be ALTCS eligible for this time period, there is no ALTCS enrollment that occurs on the same days as AHCCCS acute enrollment.

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The Contractor shall provide medically necessary nursing facility services for any member who has a pending ALTCS application, who is currently residing in a nursing facility and is eligible for services provided under this contract. If the member becomes ALTCS eligible and is enrolled with an ALTCS Program Contractor before the end of the maximum 90 days per contract year of nursing facility coverage, the Contractor is only responsible for nursing facility coverage during the time the member is enrolled with the Contractor. Nursing facility services, covered by a third party insurer (including Medicare) while the member is enrolled with the Contractor, shall be applied to the 90 day per contract year limitation.

The Contractor shall notify the Assistant Director of the Division of Member Services in writing, when a member has been residing in a nursing facility for 75 days. This will allow AHCCCSA time to follow-up on the status of the ALTCS application process and to prepare for potential fee-for-service coverage if the stay goes beyond the 90-day per contract year maximum.

42. PHYSICIAN INCENTIVES
The Contractor must comply with all applicable physician incentive requirements and conditions defined in 42 CFR 417.479. These regulations prohibit physician incentive plans that directly or indirectly make payments to a doctor or a group as an inducement to limit or refuse medically necessary services to a member. The Contractor is required to disclose all physician incentive agreements to AHCCCSA and to AHCCCS members who request them.

The Contractor shall not enter into contractual arrangements that place providers at significant financial risk as defined in CFR 417.479 unless specifically approved in advance by the AHCCCSA Office of Managed Care.
In order to obtain approval, the following must be submitted to the AHCCCSA Office of Managed Care 45 days prior to the implementation of the contract:

1. A complete copy of the contract
2. A plan for the member satisfaction survey
3. Details of the stop-loss protection provided
4. A summary of the compensation arrangement that meets the substantial financial risk definition.

The Contractor shall disclose to AHCCCSA the information on physician incentive plans listed in 42 CFR 417.479( h)( 1) through 417.479( I) upon contract renewal, prior to initiation of a new contract, or upon request from AHCCCSA or CMS. Please refer to the Physician Incentive Plan Disclosure by Contractors Policy in the Bidder's Library for details on providing required disclosures.

The Contractor shall also provide for compliance with physician incentive plan requirements as set forth in 42 CFR 422. These regulations apply to contract arrangements with subcontracted entities that provide utilization management services.

43. MANAGEMENT SERVICES SUBCONTRACTORS
All proposed management services subcontracts and/ or corporate cost allocation plans must be approved in advance by AHCCCSA, Office of Managed Care, as described in Section D, Paragraph 37, Subcontracts. Cost allocation plans must be submitted with the proposed management fee agreement. AHCCCSA reserves the right to perform a thorough review of actual management fees charged and/or corporate allocations made. If the fees or allocations actually paid out are determined to be unjustified or excessive, amounts may be subject to repayment to the Contractor. The Contractor may be placed on monthly financial reporting, and/ or financial sanctions may be imposed.

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44. MANAGEMENT SERVICES SUBCONTRACTOR AUDITS
All management services subcontractors that have oversight responsibilities for the Contractor's program operations (such as third-party administrators) are required to have an annual financial audit. A copy of this audit shall be submitted to AHCCCSA, Office of Managed Care, within 120 days of the subcontractor's fiscal year end. If services billed by a consultant or actuary are less than $50,000 annually, AHCCCSA will waive the requirement for an audit of that consultant or actuary.

45. MINIMUM CAPITALIZATION REQUIREMENTS
In order to be considered for a contract award, the Offeror must meet a minimum capitalization requirement for each GSA bid. The capitalization requirement for both new and continuing offerors must be met within 30 days after contract award.

Minimum capitalization requirements by GSA are as follows:

                                                CAPITALIZATION                   CAPITALIZATION
GEOGRAPHIC SERVICE AREA (GSA)                    REQUIREMENT--                    REQUIREMENT--
                                                NEW CONTRACTORS                EXISTING CONTRACTORS
Mohave/Coconino/Apache/Navajo                     $4,400,000                        $3,000,000
La Paz/Yuma                                       $3,000,000                        $2,000,000
Maricopa                                          $5,000,000                        $4,000,000
Pima/Santa Cruz                                   $4,500,000                        $3,000,000
Cochise/Graham/Greenlee                           $2,150,000                        $2,000,000
Pinal/Gila                                        $2,400,000                        $2,000,000
Yavapai*                                          $1,600,000                        $1,600,000

*Yavapai's minimum capitalization requirement for both new and existing offerors is limited to $150 times the estimated number of members.

New Offerors: To be considered for a contract award in a given GSA or group of GSA's, a new offeror must meet the minimum capitalization requirements listed above. The capitalization requirement is subject to a $10,000,000 ceiling regardless of the number of GSA's awarded. This requirement is in addition to the Performance Bond requirements defined in Paragraphs 46 and 47 below and must be met with cash with no encumbrances, such as a loan subject to repayment. The capitalization requirement may be applied toward meeting the equity per member requirement (see Section D, Paragraph 50, Financial Viability Standards/ Performance Guidelines) and is intended for use in operations of the Contractor.

Continuing Offerors: Continuing offerors that are bidding a county or GSA in which they currently have a contract must meet the equity per member standard (see Section D, Paragraph 50, Financial Viability Standards/Performance Guidelines) for their current membership. Continuing offerors that do not meet the equity standard must fund, through capital contribution, the necessary amount to meet the minimum capitalization requirement. Continuing offerors that are bidding a new GSA must provide the additional capitalization for the new GSA they are bidding. The amount of the required capitalization for continuing offers may differ from that for new offerors due to size of the existing offerors current enrollment. (See the table of requirements by GSA above).

Continuing offerors will not be required to provide additional capitalization if they currently meet the equity per member standard with their existing membership and their excess equity is sufficient to cover the proposed additional members, or they have at least $10,000,000 in equity.

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46. PERFORMANCE BOND OR BOND SUBSTITUTE
The Contractor shall be required to provide a performance bond of standard commercial scope issued by a surety company doing business in this State, an irrevocable letter of credit, or a cash deposit (" Performance Bond") to AHCCCSA for as long as the Contractor has AHCCCS-related liabilities of $50,000 or more outstanding, or 15 months following the effective date of this contract, whichever is later, to guarantee: (1) payment of the Contractor's obligations to providers, non-contracting providers, and non-providers; and (2) performance by the Contractor of its obligations under this contract. The Performance Bond shall be in a form acceptable to AHCCCSA as described in the AHCCCS Performance Bond Policy available in the Bidder's Library.

In the event of a default by the Contractor, AHCCCSA shall, in addition to any other remedies it may have under this contract, obtain payment under the Performance Bond or substitute security for the purposes of the following:

a. Paying any damages sustained by providers, non-contracting providers and non-providers by reason of a breach of the Contractor's obligations under this contract,
b. Reimbursing AHCCCSA for any payments made by AHCCCSA on behalf of the Contractor, and
c. Reimbursing AHCCCSA for any extraordinary administrative expenses incurred by reason of a breach of the Contractor's obligations under this contract, including, but not limited to, expenses incurred after termination of this contract for reasons other than the convenience of the State by AHCCCSA.

In the event AHCCCSA agrees to accept substitute security in lieu of the Performance Bond, irrevocable letter of credit or cash deposit, the Contractor agrees to execute any and all documents and perform any and all acts necessary to secure and enforce AHCCCSA's security interest in such substitute security including, but not limited to, security agreements and necessary UCC filings pursuant to the Arizona Uniform Commercial Code. In the event such substitute security is agreed to and accepted by AHCCCSA, the Contractor acknowledges that it has granted AHCCCSA a security interest in such substitute security to secure performance of its obligations under this contract. The Contractor is solely responsible for establishing the credit-worthiness of all forms of substitute security. AHCCCSA may, after written notice to the Contractor, withdraw its permission for substitute security, in which case the Contractor shall provide AHCCCSA with a form of security described above. The Contractor may not change the amount, duration or scope of the performance bond without prior written approval from AHCCCSA, Office of Managed Care.

The Contractor shall not leverage the bond for another loan or create other creditors using the bond as security.

47. AMOUNT OF PERFORMANCE BOND
The initial amount of the Performance Bond shall be equal to 80% of the total capitation payment expected to be paid to the Contractor in the month of October 2003, or as determined by AHCCCSA. The total capitation amount shall include delivery and hospital supplemental payments. This requirement must be satisfied by the Contractor no later than 30 days after notification by AHCCCSA of the amount required. Thereafter, AHCCCSA shall evaluate the enrollment statistics of the Contractor on a monthly basis to determine if the Performance Bond must be increased. The Contractor shall have 30 days following notification by AHCCCSA to increase the amount of the Performance Bond. The Performance Bond amount that must be maintained after the contract term shall be sufficient to cover all outstanding liabilities and will be determined by AHCCCSA. The Contractor may not change the amount of the performance bond without prior written approval from AHCCCS, Office of Managed Care. Refer to the Performance Bond/ Equity Per Member Policy for more details.

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48. ACCUMULATED FUND DEFICIT
The Contractor and its owners shall fund any accumulated fund deficit through capital contributions in a form acceptable to AHCCCSA within 30 days after receipt by AHCCCSA of the final audited financial statements, or as otherwise requested by AHCCCSA. AHCCCSA may, at its option, impose enrollment caps in any or all GSA's as a result of an accumulated deficit, even if unaudited.

49. ADVANCES, DISTRIBUTIONS, LOANS AND INVESTMENTS
The Contractor shall not, without the prior approval of AHCCCSA, make any advances to a related party or subcontractor. The Contractor shall not, without similar prior approval, make any distribution, loan or loan guarantee to any entity, including another fund or line of business within its organization. All investments, other than investments in U. S. Government securities or Certificates of Deposit, also require AHCCCSA prior approval. (See the Reporting Guide for Acute Care Contractors for alternatives to the prior approval of individual investments.) All requests for prior approval are to be submitted to the AHCCCSA Office of Managed Care.

50. FINANCIAL VIABILITY STANDARDS/PERFORMANCE GUIDELINES
AHCCCSA has established financial viability standards/ performance guidelines. On a quarterly basis, AHCCCSA will review the following ratios with the purpose of monitoring the financial health of the Contractor.
The two financial viability standards, the Current Ratio and Equity per Member, are the standards that best represent the financial solvency of the Contractor. Therefore, the Contractor must comply with these two financial viability standards.

AHCCCSA will also monitor the Medical Expense Ratio, the Administrative Cost Percentage, and the RBUC's Days Outstanding. These guidelines are analyzed as part of AHCCCSA's due diligence in financial statement monitoring. Sanctions may not be imposed if the Contractor does not meet these performance guidelines. AHCCCSA takes into account Contractors' unique programs for managing care and improving the heath status of members when analyzing medical expense and administrative ratio results. However, if a critical combination of the Financial Viability Standards and Performance Guidelines are not met, or if a Contractor's experience differs significantly from other Contractors', additional monitoring, such as monthly reporting, may be required.

FINANCIAL VIABILITY STANDARDS

Current Ratio
Current assets divided by current liabilities. "Current assets" includes any long-term investments that can be converted to cash within 24 hours without significant penalty (i. e., greater than 20%).

Standard: At least 1.00

If current assets include a receivable from a parent company, the parent company must have liquid assets that support the amount of the inter-company loan.

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Equity per Member
Equity, less on-balance sheet performance bond, divided by the number of non-SOBRA Family Planning Extension Services members enrolled at the end of the period.

Standard: At least $150 for Contractors with enrollment < 100,000
$100 for Contractors with enrollment of 100,000+

For purposes of this measurement, the equity to be measured must be supported by unencumbered current assets.

(Failure to meet this standard may result in an enrollment cap being imposed in any or all contracted GSAs.)

PERFORMANCE GUIDELINES

Medical Expense Ratio
Total medical expenses divided by total capitation + Delivery Supplement + Hospital Supplemental Payment +TPL+ Reinsurance + HIV/ AIDS
Supplement

Standard: At least 80%

Administrative Cost Percentage
Total administrative expenses (excluding income taxes), divided by total capitation + Delivery Supplement + Hospital Supplemental Payment +
TPL + Reinsurance + HIV/ AIDS Supplement.

Standard: No more than 10%

Received But Unpaid Claims (Days Outstanding)
Received but unpaid claims divided by the average daily medical expenses for the period, net of sub-capitation expense.
Standard: No more than 30 days

51. SEPARATE INCORPORATION
Within 60 days of contract award, a non-governmental contractor shall have established a separate corporation for the purposes of this contract, whose sole activity is the performance of contract function with AHCCCS.

52. MERGER, REORGANIZATION AND CHANGE OF OWNERSHIP
A proposed merger, reorganization or change in ownership of the Contractor shall require prior approval of AHCCCSA and a subsequent contract amendment. The Contractor must submit a detailed merger, reorganization and/or transition plan to AHCCCSA, Office of Managed Care, for review. The purpose of the plan review is to ensure uninterrupted services to members, evaluate the new entity's ability to support the provider network, ensure that services to members are not diminished and that major components of the organization and AHCCCS programs are not adversely affected by such merger, reorganization or change in ownership.

53. COMPENSATION
The method of compensation under this contract will be Prior Period Coverage
(PPC) capitation, prospective capitation, delivery supplement, hospitalized supplement for Medical Expense Deduction (MED) members, HIV-AIDS supplement, reinsurance and third party liability, as described and defined within this contract and appropriate laws, regulations or policies.

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Capitation rates awarded with the RFP will be effective for the period
October 1, 2003 through September 30, 2004. Actuaries establish the capitation rates using practices established by the Actuarial Standards Board.
AHCCCS provides the following data to its actuaries to establish rates for the purposes of rebasing the capitation rates.

a. Utilization and unit cost data derived from reported encounters
b. Audited financial statements reported by Contractors
c. Local market basket inflation trends
d. AHCCCS fee for service schedule pricing adjustments
e. Programmatic changes that affect reimbursement
f. Additional administrative requirements for Contractors
g. Other changes to medical practices that affect reimbursement

AHCCCS adjusts its rates to best match payment to risk. This further ensures the actuarial basis for the capitation rates. The following risk factors will be included for CYE '04:

a. Reinsurance (as described in Paragraph 57)
b. HIV/ AIDS supplemental payment
c. Age/ Gender for the 1931( b), SOBRA, KidsCare and BCCTP eligibility groups
d. Medicare enrollment for SSI members
e. Delivery supplemental payment
f. Hospitalized supplemental payments for MED members
g. Geographic Service Area adjustments
h. Risk sharing for Title XIX Waiver Group reimbursement
i. Risk sharing for PPC reimbursement
j. Member choice statistic for Title XIX Waiver Group

The above information is reviewed by AHCCCS' actuaries in renewal years to determine if adjustments are necessary to maintain actuarially sound rates. A Contractor may cover services for members that are not covered under the State Plan; however those services are not included in the data provided to actuaries for setting capitation rates. In addition to the above data used to review the appropriateness of capitation rates, during renewal years, AHCCCS may look at other factors that potentially impact appropriate reimbursement including the medical cost experience of members who exercise their right to choose a health plan upon initial enrollment versus those who are auto assigned to a health plan.

Prospective Capitation: The Contractor will be paid capitation for all prospective member months, including partial member months. This capitation includes the cost of providing medically necessary covered services to members during the prospective period coverage.

Prior Period Coverage (PPC) Capitation: Except for KidsCare members and HIFA Parents, the Contractor will be paid capitation for all PPC member months, including partial member months. This capitation includes the cost of providing medically necessary covered services to members during prior period coverage. The PPC capitation rates will be set by AHCCCSA and will be paid to the Contractor along with the prospective capitation described below. Contractors will not receive PPC capitation for newborns of members who were enrolled at the time of delivery.

Reconciliation of PPC Costs to Reimbursement: For CYE '04, AHCCCSA will reconcile the Contractor's PPC medical cost expenses to PPC capitation paid to the Contractor during the year. This reconciliation will limit the Contractor's profits and losses to 2%. Any losses in excess of 2% will be reimbursed to the Contractor, and likewise, profits in excess of 2% will be recouped. Encounter data will be used to determine medical expenses. Refer to the AHCCCS Office of Managed Care's PPC Reconciliation Policy for further details.

Risk Sharing for Title XIX Waiver Members: For CYE '04, AHCCCSA will reconcile the Contractor's PPC and prospective medical cost expenses to PPC capitation, prospective capitation, hospitalized supplemental payments, delivery supplemental payments and HIV/ AIDS supplemental payments paid to the Contractor during the year. This reconciliation will limit the Contractor's profits and losses to 2%. Any losses in excess of 2% will be reimbursed to the Contractor, and likewise, profits in excess of 2% will be recouped. Encounter data will be used to determine medical expenses. Refer to the AHCCCS Office of Managed
Care's Title XIX Waiver Reconciliation Policy for further details.

Delivery Supplement: When the Contractor has an enrolled woman who delivers during a prospective enrollment period, the Contractor will be entitled to a supplemental payment. Supplemental payments will not apply to women who deliver in a prior period coverage time period. AHCCCSA reserves the right at any time during the term of this contract to adjust the amount of this payment for women who deliver at home. The delivery supplemental payment is not made if the hospitalized supplemental payment has already been paid.

Hospitalized Supplemental Payment: If an MED member is an inpatient on the date of application for AHCCCS eligibility, and the date of application falls within the member's eligibility period, the Contractor is entitled to a supplemental payment to help defray costs related to the inpatient stay. The payment is a one-time supplement that is paid when the member is enrolled with the Contractor and is subject to review during the term of the contract.

HIV-AIDS Supplement: On a quarterly basis, the Contractor shall submit to AHCCCSA, Office of Managed Care, an unduplicated monthly count of members, by rate code, who are using approved HIV/ AIDS drugs along with the supporting pharmacy log. The report shall be submitted, along with the quarterly financial reporting package, within 60 days after the end of each quarter. AHCCCSA reserves the right to recoup any amounts paid for ineligible members as well as an associated penalty for incorrect encounter reporting.

Refer to the AHCCCS, Office of Managed Care HIV/ AIDS Supplemental Payment and Review Policy for further details and requirements.

54. PAYMENTS TO CONTRACTORS
Subject to the availability of funds, AHCCCSA shall make payments to the Contractor in accordance with the terms of this contract provided that the Contractor's performance is in compliance with the terms and conditions of this contract. Payment must comply with requirements of A.R.S. Title 36. AHCCCSA reserves the option to make payments to the Contractor by wire or National Automated Clearing House Association (NACHA) transfer and will provide the Contractor at least 30 days notice prior to the effective date of any such change.

Where payments are made by electronic funds transfer, AHCCCSA shall not be liable for any error or delay in transfer or indirect or consequential damages arising from the use of the electronic funds transfer process. Any charges or expenses imposed by the bank for transfers or related actions shall be borne by the Contractor. Except for adjustments made to correct errors in payment, and as otherwise specified in this section, any savings remaining to the Contractor as a result of favorable claims experience and efficiencies in service delivery at the end of the contract term may be kept by the Contractor.

All funds received by the Contractor pursuant to this contract shall be separately accounted for in accordance with generally accepted accounting principles.

Except for funds received from the collection of permitted copayments and third-party liabilities, the only source of payment to the Contractor for the services provided hereunder is the Arizona Health Care Cost Containment System Fund. An error discovered by the State with or without an audit in the amount of fees paid to the

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Contractor will be subject to adjustment or repayment by the Contractor making a corresponding decrease in a current Contractor's payment or by making an additional payment by AHCCCSA to the Contractor.

No payment due the Contractor by AHCCCSA may be assigned or pledged by the Contractor. This section shall not prohibit AHCCCSA at its sole option from making payment to a fiscal agent hired by Contractor.

55. CAPITATION ADJUSTMENTS
Except for changes made specifically in accordance with this contract, the rates set forth in Section B shall not be subject to re-negotiation or modification during the contract period. AHCCCSA may, at its option, review the effect of a program change and determine if a capitation adjustment is needed. In these instances the adjustment will be prospective with assumptions discussed with the Contractor prior to modifying capitation rates. The Contractor may request a review of a program change if it believes the program change was not equitable; AHCCCSA will not unreasonably withhold such a review.

If the Contractor is in any manner in default in the performance of any obligation under this contract, AHCCCSA may, at its option and in addition to other available remedies, adjust the amount of payment until there is satisfactory resolution of the default. The Contractor shall reimburse AHCCCSA and/or AHCCCSA may deduct from future monthly capitation for any portion of a month during which the Contractor was not at risk due to, for example:

a. death of a member
b. member's incarceration (not eligible for AHCCCS benefits from the date of incarceration)
c. duplicate capitation to the same Contractor
d. adjustment based on change in member's contract type
e. voluntary withdrawal

If a member is enrolled twice with the same Contractor, recoupment will be made as soon as the double capitation is identified. AHCCCSA reserves the right to modify its policy on capitation recoupments at any time during the term of this contract.

56. INCENTIVES
AHCCCSA will be implementing an incentive program that utilizes financial and/or non-financial incentives to promote program quality. AHCCCSA will use contractor clinical performance indicators in the development of an incentive program. Examples of incentive programs are listed below.

Auto assignment algorithm: Effective CYE '06, AHCCCSA will adjust the auto assignment algorithm methodology to incorporate contractor's clinical performance indicator results in the calculation of target percentages. AHCCCSA will use the following performance indicators:

	Prenatal Care in the First Trimester
	Well-Child Visits 3-6 Years

Administrative requirements: Effective CYE '06, AHCCCSA may elect to reduce Operational Financial Review (OFR) requirements for high performing contractors.

Use of Website: Contractors will be required to post their clinical performance indicators compared to AHCCCS standard and statewide averages on their website. In addition, AHCCCSA will post contractor performance indicators on its website.

Incentive Fund: AHCCCSA may retain a specified percentage of capitation reimbursement in order to distribute to Contractors based on their performance measure outcomes. The incentive fund will not be implemented in CYE '04 and contractors will be notified at least 60 days prior to implementation in a future contract year.

57. REINSURANCE
Reinsurance is a stop-loss program provided by AHCCCSA to the Contractor for the partial reimbursement of covered services, as described below, for a member with an acute medical condition beyond an annual deductible level. AHCCCSA "self-insures" the reinsurance program through a deduction to capitation rates that is intended to be budget neutral. Refer to the AHCCCSA Reinsurance Claims Processing Manual for further details on the Reinsurance Program.

Inpatient Reinsurance
Inpatient reinsurance covers partial reimbursement of covered inpatient facility medical services. See the table below for applicable deductible levels and coinsurance percentages. The coinsurance percent is the rate at which AHCCCSA will reimburse the Contractor for covered inpatient services incurred above the deductible. The deductible is the responsibility of the Contractor. Per diem rates paid for nursing facility services provided within 30 days of an acute hospital stay, including room and board, provided in lieu of hospitalization for up to 90 days in any contract year shall be eligible for reinsurance coverage.

The following table represents anticipated deductible and coinsurance levels for CYE '04. These deductibles and coinsurance percentages are under review by actuaries and are subject to change, at the discretion of AHCCCSA, prior to contract awards. Any change will have a corresponding impact on capitation rates.

--------------------------------------------------------------------------------------------
                                                   Title XIX Waiver Group
                           Annual Deductible*         Annual Deductible
                           -----------------------------------------------------------------
                                                         Combined
Statewide Plan               Prospective            PPC and Prospective
  Enrollment                 Reinsurance                Reinsurance              Coinsurance
--------------------------------------------------------------------------------------------
0-49,999                       $35,000                     $35,000                   75%
50,000-99,999                  $50,000                     $35,000                   75%
100,000 and over               $75,000                     $35,000                   75%
--------------------------------------------------------------------------------------------

*applies to all members except for Title XIX Waiver Group members

a) Prospective Reinsurance: This coverage applies to prospective enrollment periods. The deductible level is based on the Contractor's statewide AHCCCS acute care enrollment (not including SOBRA Family Planning Extension services) as of October 1st each contract year for all rate codes and counties, as shown in the table above. AHCCCSA will adjust the Contractor's deductible level at the beginning of a contract year if the Contractor's enrollment changes to the next enrollment level. A Contractor may not elect a lower deductible.
These deductible levels are subject to change by AHCCCSA during the term of this contract. Any change will have a corresponding impact on capitation rates.

b) Prior Period Coverage Reinsurance: Effective October 1, 2003, AHCCCSA will no longer cover PPC inpatient expenses under the reinsurance program for any members except Title XIX Waiver Group members. See section c) below for additional information.

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c) Title XIX Waiver Members: A separate reinsurance deductible for the Title
XIX Waiver Group applies for both the prospective and prior period coverage time periods. There can only be one reinsurance case for prior period and prospective enrollment.

Catastrophic Reinsurance
The reinsurance program includes a special Catastrophic Reinsurance program. This program encompasses members diagnosed with hemophilia, von Willebrand's Disease, and Gaucher's Disease. For additional detail and restrictions refer to the AHCCCS Reinsurance Claims Processing Manual and the AMPM. There are no deductibles for catastrophic reinsurance cases. All medically necessary covered services provided during the contract year shall be eligible for reimbursement at 85% of the Contractor's paid amount. All catastrophic claims are subject to medical review by AHCCCSA.

The Contractor shall notify AHCCCSA, Office of Managed Care, Reinsurance Unit, of cases identified for catastrophic reinsurance coverage within 30 days of
(a) initial diagnosis, (b) enrollment with the Contractor, and (c) the beginning of each contract year. Catastrophic reinsurance will be paid for a maximum 30-day retroactive period from the date of notification to AHCCCSA.
The determination of whether a case or type of case is catastrophic shall be made by the Director or designee based on the following criteria; 1) severity of medical condition, including prognosis; and 2) the average cost or average length of hospitalization and medical care, or both, in Arizona, for the type of case under consideration.

HEMOPHILIA: Catastrophic reinsurance coverage is available for all members diagnosed with Hemophilia (ICD9 codes 286.0, 286.1, 286.2).

VON WILLEBRAND'S DISEASE: Catastrophic reinsurance coverage is available for all members diagnosed with von Willebrand's Disease who are non-DDAVP responders and dependent on Plasma Factor VIII.

GAUCHER'S DISEASE: Catastrophic reinsurance is available for members diagnosed with Gaucher's Disease classified as Type I and are dependent on enzyme replacement therapy.

Transplants
This program covers members who are eligible to receive covered major organ and tissue transplantation including bone marrow, heart, heart/ lung, lung, liver, kidney, and other organ transplantation. Bone grafts and cornea transplantation services are not eligible for transplant reinsurance coverage but are eligible under the regular inpatient reinsurance program. Refer to the AMPM for covered services for organ and tissue transplants. Reinsurance coverage for transplants is limited to 85% of the AHCCCS contract amount for the transplantation services rendered, or 85% of the Contractor's paid amount, whichever is lower. The AHCCCS contracted transplantation rates may be found in the Bidder's Library. When a member is referred to a transplant facility for an AHCCCS-covered organ transplant, the Contractor shall notify AHCCCSA, Office of Medical Management.

Other
For all reinsurance case types other than transplants, Contractors will be reimbursed 100% for all medically necessary covered expenses provided in a contract year, after the reinsurance case reaches $650,000.
Transplant case types have another risk limitation methodology described in the AHCCCSA Reinsurance Claims Processing Manual.

				-59-
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Encounter Submission and Payments for Reinsurance

a) Encounter Submission: A Contractor shall prepare, review, verify, certify, and submit, encounters for consideration to AHCCCSA. Upon submission, the Contractor certifies that the services listed were actually rendered. The encounters must be submitted in the format prescribed by AHCCCSA. The Contractor must initiate and evaluate an encounter for probable 1st and 3rd party liability before submitting the encounter for reinsurance consideration, unless the encounter involves underinsured or uninsured motorist liability insurance, 1st and 3rd party liability insurance or a tort feasor.

The Contractor must maintain evidence that costs incurred have been paid by the Contractor before submitting reinsurance encounters. This information is subject to AHCCCSA review. Collections from 1st and 3rd parties should be reflected by the Contractor as reductions in the encounters submitted on a dollar-for-dollar basis. For purposes of AHCCCSA reinsurance, payments made by Contractor-purchased reinsurance are not considered 1st and 3rd party collections.

All reinsurance claims must reach a clean claim status within fifteen months from the end date of service, or date of eligibility posting, whichever is later.

b) Encounter Processing: AHCCCSA will accept for processing only those encounters that are submitted directly by an AHCCCS Contractor and that comply with the AHCCCSA Encounter Reporting User Manual.

c) Payment of Inpatient and Catastrophic Reinsurance Cases: AHCCCSA will reimburse a Contractor for costs incurred in excess of the applicable deductible level, subject to coinsurance percentages. Amounts in excess of the deductible level shall be paid based upon costs paid by the Contractor, minus the coinsurance unless the costs are paid under a subcapitated arrangement.
In subcapitated arrangements, the Administration shall base reimbursement of reinsurance encounters on the lower of the AHCCCS allowed amount or the reported health plan paid amount, minus the coinsurance and Medicare/TPL payment and applicable quick pay discounts.

Reimbursement for these reinsurance benefits will be made to the Contractor each month. AHCCCSA will also provide a reconciliation of reinsurance payments in the case where encounters used in the calculation of reinsurance benefits are subsequently adjusted or voided.

When a member with an annual enrollment choice changes Contractors within a contract year, for reinsurance purposes, all eligible inpatient costs, nursing facility costs and inpatient psychiatric costs incurred for that member will follow the member to the receiving health plan. Therefore, all submitted encounters from the health plan the member is leaving (for dates of service within the current contract year) will be applied toward, but not exceed, the receiving health plan's deductible level. For further details regarding this policy and other reinsurance policies refer to the AHCCCS Reinsurance Claims Processing Manual.

d) Payment of Transplant Reinsurance Cases: Reinsurance benefits are based upon the lower of the AHCCCS contract amount or the Contractor's paid amount, subject to coinsurance percentages. While encounter data is not currently used to determine reinsurance payments for transplant services, in the future, encounters may be required in order for Contractors to receive reinsurance payments for transplants. Contractors are required to encounter all medical services provided for which a financial liability is incurred.
Please refer to the AHCCCS Reinsurance Claims Processing Manual for the appropriate billing of transplant services. Reimbursement for these reinsurance benefits will be made to the Contractor each month.

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Reinsurance Audits

Pre-audit: Medical audits on prospective and prior period coverage reinsurance cases will be determined based on statistically valid retrospective random sampling. For closed contracts, a 100% audit will be conducted. AHCCCSA, Office of Managed Care, Reinsurance Unit, will generate the sampling and will notify the Contractor of documentation needed for the retrospective medical audit process to occur at the Contractor's offices.

On-site Audit: AHCCCSA will give the Contractor at least 45 days advance notice of any on-site audit. The Contractor shall have all requested medical records and financial documentation on-site and available to the nurse auditors. Any documents not requested in advance by AHCCCSA shall be made available upon request of the Audit Team during the course of the audit. The Contractor representative shall be available to the Audit Team at all times during AHCCCSA on-site audit activities. While on-site, the Contractor shall provide the Audit Team with workspace, access to a telephone, electrical outlets and privacy for conferences.

Audit Considerations: Reinsurance consideration will be given to inpatient facility contracts and hearing decisions rendered by the Office of Legal Assistance. Pre-hearing and/ or hearing penalties discoverable during the review process will not be reimbursed under reinsurance.

Per diem rates may be paid for nursing facility and rehabilitation services provided the services are rendered within 30 days of an acute hospital stay, including room and board, provided in lieu of hospitalization for up to 90 days in any contract year. The services rendered in these sub-acute settings must be of an acute nature and, in the case of rehabilitative or restorative services, steady progress must be documented in the medical record.

Audit Determinations: The Contractor will be furnished a copy of the Reinsurance Post-Audit Results letter approximately 60 days after the onsite audit and given an opportunity to comment and provide additional medical or financial documentation on any audit findings. AHCCCSA may limit reinsurance reimbursement to a lower or alternative level of care if the Director or designee determines that the less costly alternative could and should have been used by the Contractor.

A recoupment of reinsurance reimbursements made to the Contractor may occur based on the results of the medical audit sampling. The results of the medical audit sampling may be separately extrapolated to the entire prospective and prior period coverage reinsurance reimbursement populations in the audit timeframe for the Contractor.

A Contractor whose reinsurance case is reduced or denied shall be notified in writing by AHCCCSA and will be informed of rationale for reduction or denial determination and the applicable grievance and appeal process available.

58. COORDINATION OF BENEFITS/THIRD PARTY LIABILITY
By law, AHCCCSA is the payer of last resort. This means AHCCCSA shall be used as a source of payment for covered services only after all other sources of payment have been exhausted. The two methods used in the coordination of benefits are cost avoidance and post payment recovery. The Contractor shall use these methods as described in A. A. C. R9-22-1001. (See also Section D, Paragraph 60, Medicare Services and Cost Sharing).

Cost Avoidance: The Contractor shall cost-avoid all claims or services that are subject to third-party payment and may deny a service to a member if it knows that a third party (i. e. other insurer) will provide the service.
However, if a third-party insurer (other than Medicare) requires the member to pay any copayment, coinsurance or deductible, the Contractor is responsible for making these payments, even if the services are provided outside of the Contractor's network. The Contractor's liability for copayments, coinsurance and deductibles is limited to what the Contractor would have paid for the entire service pursuant to a written contract with the provider or the AHCCCS fee-for-service rate, less any amount paid by the third party. (The

				-61-
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Contractor must decide whether it is more cost-effective to provide the service within its network or pay coinsurance and deductibles for a service outside its network. For continuity of care, the Contractor may also choose to provide the service within its network.) If the Contractor refers the member for services to a third-party insurer (other than Medicare), and the insurer requires payment in advance of all copayments, coinsurance and deductibles, the Contractor must make such payments in advance.

If the Contractor knows that the third party insurer will neither pay for nor provide the covered service, and the service is medically necessary, the Contractor shall not deny the service nor require a written denial letter. If the Contractor does not know whether a particular service is covered by the third party, and the service is medically necessary, the Contractor shall contact the third party and determine whether or not such service is covered rather than requiring the member to do so.

The requirement to cost-avoid applies to all AHCCCS covered services. For prenatal care and preventive pediatric services, AHCCCS may require the Contractor to provide such service and then coordinate payment with the potentially liable third party (" pay and chase"). In emergencies, the Contractor shall provide the necessary services and then coordinate payment with the third-party payer. The Contractor shall also provide medically necessary transportation so the member can receive third-party benefits. Further, if a service is medically necessary, the Contractor shall ensure that its cost avoidance efforts do not prevent a member from receiving such service and that the member shall not be required to pay any coinsurance or deductibles for use of the other insurer's providers.

Postpayment Recoveries: Postpayment recovery is necessary in cases where the Contractor was not aware of third-party coverage at the time services were rendered or paid for, or was unable to cost-avoid. The Contractor shall identify all potentially liable third parties and pursue reimbursement from them except in the circumstances below. The Contractor shall not pursue reimbursement in the following circumstances unless the case has been referred to the Contractor by AHCCCSA or AHCCCSA's authorized representative:

Uninsured/underinsured motorist insurance 	Restitution Recovery
First-and third-party liability insurance 	Worker's Compensation
Tortfeasors, including casualty 	  	Estate recovery
Special Treatment Trusts recovery

The Contractor shall report any cases involving the above circumstances to AHCCCSA's authorized representative should the Contractor identify such a situation. See AHCCCS Rule R9-22-1002 and R9-31-1002. The Contractor shall cooperate with AHCCCSA's authorized representative in all collection efforts.
In joint cases involving both AHCCCS fee-for-service or reinsurance and the Contractor, AHCCCSA's authorized representative is responsible for performing all research, investigation and payment of lien-related costs, subsequent to the referral of any and all relevant case information to AHCCCSA's authorized representative by the Contractor. AHCCCSA's authorized representative is also responsible for negotiating and acting in the best interest of all parties to obtain a reasonable settlement in joint cases and may compromise a settlement in order to maximize overall reimbursement, net of legal and other costs. The Contractor will be responsible for their prorated share of the contingency fee.
 The Contractor's share of the contingency fee will be deducted from the settlement proceeds prior to AHCCCSA remitting the settlement to the Contractor. For total plan cases involving only payments from the Contractor, the Contractor is responsible for performing all research, investigation, the filing of liens and payment of lien filing fees and other related costs. The Contractor shall use the cover sheet as prescribed by AHCCCS when filing liens.

The Contractor may retain up to 100% of its third-party collections if all of the following conditions exist:

a. Total collections received do not exceed the total amount of the Contractor's financial liability for the member

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b. There are no payments made by AHCCCS related to fee-for-service, reinsurance or administrative costs (i. e. lien filing and contingency fees, etc.)
c. Such recovery is not prohibited by State or Federal law

Reporting: The Contractor may be required to report case level detail of third-party collections and cost avoidance, including number of referrals on total plan cases. In addition, upon AHCCCSA's request, the Contractor shall provide an electronic extract of the Casualty cases, including open and closed cases. Data elements include, but are not limited to: the member's first and last name; AHCCCS ID; date of incident; claimed amount; paid/ recovered amount; and case status. The AHCCCSA TPL Section shall provide the format and reporting schedule for this information to the Contractor. The Contractor shall notify AHCCCSA's authorized representative within five working days of the identification of a third-party liability case with reinsurance. Failure to report reinsurance cases may result in one of the remedies specified in Section D, Paragraph 72, Sanctions. The Contractor shall communicate any known change in health insurance information, including Medicare, to AHCCCS Administration, Division of Member Services, not later than 10 days from the date of discovery using the AHCCCS Third-Party Coverage Form found in the Bidder's Library.

AHCCCSA will provide the Contractor, on an agreed upon schedule, with a complete file of all third-party coverage information (other than Medicare) for the purpose of updating the Contractor's files. The Contractor shall notify AHCCCSA of any known changes in coverage within deadlines and in a format prescribed by AHCCCSA.

Title XXI (KidsCare), HIFA Parents and BCCTP: Eligibility for KidsCare, HIFA Parents and BCCTP benefits require that the applicant/ member not be enrolled with any other creditable health insurance plan. If the Contractor becomes aware of any such coverage, the Contractor shall notify AHCCCSA immediately. AHCCCSA will determine if the other insurance meets the creditable definition in A.R.S. 36-2982( G).

Contract Termination: Upon termination of this contract, the Contractor will complete the existing third party liability cases or make any necessary arrangements to transfer the cases to AHCCCSA's authorized TPL representative.

59. COPAYMENTS
The Contractor is responsible for the collection of copayments from members in accordance with AHCCCS Rules R9-22-711 and R9-31-711, and 42 CFR 447. Services may not be denied for inability to pay the copayment. Any required copayments collected shall belong to the Contractor or its subcontractors.

The Contractor may not collect copayments for the following services:

a. Prenatal care including all obstetrical visits;
b. Well-baby and EPSDT care;
c. Care in nursing facilities and intermediate care facilities for the mentally retarded;
d. Visits scheduled by a primary care physician or practitioner, and not at the request of a member;
e. Drugs and medications;
f. Family planning services;
g. Translation and interpreter services.

A provider shall not bill a member for more than the statutory copayment amount. Refer to Section D, Paragraphs 58, Coordination of Benefits/Third Party Liability, Paragraph 60, Medicare Services and Cost Sharing, and R9-22-702 for exceptions.

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60. MEDICARE SERVICES AND COST SHARING
AHCCCS has members enrolled who are eligible for both Medicaid and Medicare. These members are referred to as "dual eligibles". Generally, Contractors are responsible for payment of Medicare coinsurance and/or deductibles for covered services provided to dual eligible members. However, there are different cost sharing responsibilities that apply to dual eligible members based on a variety of factors. Unless prior approval is obtained from AHCCCSA, the Contractor must limit their cost sharing responsibility according to the AHCCCS Medicare Cost Sharing Policy. The Contractor shall have no cost sharing obligation if the Medicare payment exceeds what the Contractor would have paid for the same service of a non-Medicare member.

61. MARKETING
The Contractor shall submit all proposed marketing and outreach materials and events that will involve the general public to the AHCCCS Marketing Committee for prior approval in accordance with the AHCCCS Health Plan Marketing Policy. The Contractor must have signed contracts with PCPs, specialists, dentists, and pharmacies in order for them to be included in marketing materials.

62. CORPORATE COMPLIANCE
In accordance with A.R.S. Section 36-2918.01, all contractors are required to notify the AHCCCS, Office of Program Integrity immediately of all suspected fraud or abuse. The Contractor agrees to promptly (within ten working days of discovery) inform the Office of Program Integrity in writing of instances of suspected fraud or abuse. This shall include acts of suspected fraud or abuse that were resolved internally but involved AHCCCS funds, contractors or sub-contractors.

As stated in A.R.S. Section 13-2310, incorporated herein by reference, any person who knowingly obtains any benefit by means of false or fraudulent pretenses, representations, promises, or material omissions is guilty of a Class 2 felony.

The Contractor agrees to permit and cooperate with any onsite review. A review by the AHCCCS, Office of Program Integrity may be conducted without notice and for the purpose of ensuring program compliance.

Effective October 1, 2003, the Contractor shall be in compliance with 42 CFR
438.608. The Contractor must have a mandatory compliance program, supported by other administrative procedures, that is designed to guard against fraud and abuse.

The compliance program, which shall both prevent and detect suspected fraud or abuse, must include:

1. Written policies, procedures, and standards of conduct that articulate the organization's commitment to and processes for complying with all applicable federal and state standards.
2. The designation of a compliance officer and a compliance committee.
3. Effective training and education.
4. Effective lines of communication between the compliance officer and the organization's employees.
5. Enforcement of standards through well-publicized disciplinary guidelines.
6. Provision for internal monitoring and auditing.
7. Provision for prompt response to problems detected.

The Contractor is required to research potential overpayments identified by the AHCCCS, Office of Program Integrity. After conducting a cost benefit analysis to determine if such action is warranted, the Contractor

				-64-
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should attempt to recover any overpayments identified. The AHCCCS Office of
Program Integrity shall be advised of the final disposition of the research and advised of actions, if any, taken by the Contractor.

63. RECORDS RETENTION
The Contractor shall maintain books and records relating to covered services and expenditures including reports to AHCCCSA and working papers used in the preparation of reports to AHCCCSA. The Contractor shall comply with all specifications for record keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as required by AHCCCS Rules and policies. Records shall include but not be limited to financial statements, records relating to the quality of care, medical records, prescription files and other records specified by AHCCCSA.

The Contractor agrees to make available, at all reasonable times during the term of this contract, any of its records for inspection, audit or reproduction by any authorized representative of AHCCCSA, State or Federal government.
The Contractor shall be responsible for any costs associated with the reproduction of requested information.

The Contractor shall preserve and make available all records for a period of five years from the date of final payment under this contract.

If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination. Records which relate to grievances, disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this contract to which exception has been taken by AHCCCSA, shall be retained by the Contractor for a period of five years after the date of final disposition or resolution thereof.

64. DATA EXCHANGE REQUIREMENTS
The Contractor is authorized to exchange data with AHCCCSA relating to the information requirements of this contract and as required to support the data elements to be provided AHCCCSA in the formats prescribed by AHCCCSA and in formats prescribed by the Health Insurance Portability and Accountability Act (HIPAA). Details for the formats may be found in the draft HIPAA Transaction Companion Documents & Trading Partner Agreements, and in the AHCCCS Technical Interface Guidelines, available in the Bidder's Library.

The information so recorded and submitted to AHCCCSA shall be in accordance with all procedures, policies, rules, or statutes in effect during the term of this contract. If any of these procedures, policies, rules, regulations or statutes are hereinafter changed both parties agree to conform to these changes following appropriate notification to both parties by AHCCCSA.

The Contractor is responsible for any incorrect data, delayed submission or payment (to the Contractor or its subcontractors), and/or penalty applied due to any error, omission, deletion, or erroneous insert caused by Contractor-submitted data. Any data that does not meet the standards required by AHCCCSA shall not be accepted by AHCCCSA.

The Contractor is responsible for identifying any inconsistencies immediately upon receipt of data from AHCCCSA. If any unreported inconsistencies are subsequently discovered, the Contractor shall be responsible for the necessary adjustments to correct its records at its own expense.

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The Contractor shall accept from AHCCCSA original evidence of eligibility and enrollment in a form appropriate for electronic data exchange. Upon request by AHCCCSA, the Contractor shall provide to AHCCCSA updated date-sensitive PCP assignments in a form appropriate for electronic data exchange.

The Contractor shall be provided with a Contractor-specific security code for use in all data transmissions made in accordance with contract requirements. Each data transmission by the Contractor shall include the Contractor's security code. The Contractor agrees that by use of its security code, it certifies that any data transmitted is accurate and truthful, to the best of the Contractor's Chief Executive Officer, Chief Financial Officer or designee's knowledge. The Contractor further agrees to indemnify and hold harmless the State of Arizona and AHCCCSA from any and all claims or liabilities, including but not limited to consequential damages, reimbursements or erroneous billings and reimbursements of attorney fees incurred as a consequence of any error, omission, deletion or erroneous insert caused by the Contractor in the submitted input data. Neither the State of Arizona nor AHCCCSA shall be responsible for any incorrect or delayed payment to the Contractor's AHCCCS services providers (subcontractors) resulting from such error, omission, deletion, or erroneous input data caused by the Contractor in the submission of AHCCCS claims.

The costs of software changes are included in administrative costs paid to the Contractor. There is no separate payment for software changes. A PMMIS systems contact will be assigned after contract award. AHCCCSA will work with the health plans as they evaluate Electronic Data Interchange options.

Health Insurance Portability and Accountability Act (HIPAA): The Contractor shall comply with the Administrative Simplification requirements of Subpart F of the HIPAA of 1996 (Public Law 107-191, 110 Statutes 1936) and all Federal regulations implementing that Subpart that are applicable to the operations of the Contractor by the dates required by the implementing Federal regulations.

65. ENCOUNTER DATA REPORTING
The accurate and timely reporting of encounter data is crucial to the success of the AHCCCS program. AHCCCSA uses encounter data to pay reinsurance benefits, set fee-for-service and capitation rates, determine disproportionate share payments to hospitals, and to determine compliance with performance standards. The Contractor shall submit encounter data to AHCCCSA for all services rendered, including services provided during prior period coverage. This requirement is a condition of the CMS grant award.

A Contractor shall prepare, review, verify, certify, and submit, encounters for consideration to AHCCCSA. Upon submission, the Contractor certifies that the services listed were actually rendered. The encounters must be submitted in the format prescribed by AHCCCSA.

Encounter data must be provided to AHCCCSA by electronic media and must be submitted in the PMMIS AHCCCSA supplied formats. Specific requirements for encounter data are described in the AHCCCSA Encounter Reporting User Manual, a copy of which may be found in the Bidder's Library. The Encounter Submission Requirements are included herein as Attachment I. Refer to Paragraph 64, Data Exchange Requirements, for further information.

An Encounter Submission Tracking Report must be maintained and made available to AHCCCSA upon request. The Tracking Report's purpose is to link each claim to an adjudicated or pended encounter returned to the Contractor. Further information regarding the Encounter Submission Tracking Report may be found in The AHCCCSA Encounter Reporting User's Manual.

Each month AHCCCSA provides the Contractor with full replacement files containing provider and medical procedure coding information. These files should be used to assist the Contractor in accurate Encounter Reporting. Refer to Paragraph 64, Data Exchange Requirements, for further information.

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66. ENROLLMENT AND CAPITATION TRANSACTION UPDATES
AHCCCSA produces daily enrollment transaction updates identifying new members and changes to members' demographic, eligibility and enrollment data, which the Contractor shall use to update its member records. The daily enrollment transaction update, which is run prior to the monthly enrollment and capitation transaction update, is referred to as the "last daily" and will contain all rate code changes made for the prospective month, as well as any new enrollments and disenrollments.

AHCCCSA also produces a daily Manual Payment Transaction, which identifies enrollment or disenrollment activity that was not included on the daily enrollment transaction update due to internal edits. The Contractor shall use the Manual Payment Transaction in addition to the daily enrollment transaction update to update its member records.

A weekly capitation transaction will be produced to provide contractors with member-level capitation payment information. This file will show changes to the prospective capitation payments, as sent in the monthly file, resulting from enrollment changes that occur after the monthly file is produced. This file will also identify mass adjustments to and/ or manual capitation payments that occurred at AHCCCS after the monthly file is produced.

The monthly enrollment and monthly capitation transaction updates are generally produced two days before the end of every month. The update will identify the total active population for the Contractor as of the first day of the next month. These updates contain the information used by AHCCCSA to produce the monthly capitation payment for the next month. The Contractor will reconcile their member files with the AHCCCS monthly update.
After reconciling the monthly update information, the Contractor resumes posting daily updates beginning with the last two days of the month. The last two daily updates are different from the regular daily updates in that they pay and/ or recoup capitation into the next month. If the Contractor detects an error through the monthly update process, the Contractor shall notify AHCCCSA, Office of Managed Care.

Refer to Paragraph 64, Data Exchange Requirements, for further information.

67. PERIODIC REPORT REQUIREMENTS
AHCCCSA, under the terms and conditions of its CMS grant award, requires periodic reports, encounter data, and other information from the Contractor. The submission of late, inaccurate, or otherwise incomplete reports shall constitute failure to report subject to the penalty provisions described in this contract.

Standards applied for determining adequacy of required reports are as follows:

a. Timeliness: Reports or other required data shall be received on or before scheduled due dates.
b. Accuracy: Reports or other required data shall be prepared in strict conformity with appropriate authoritative sources and/ or AHCCCS defined standards.
c. Completeness: All required information shall be fully disclosed in a manner that is both responsive and pertinent to report intent with no material omissions.

AHCCCS requirements regarding reports, report content and frequency of submission of reports are subject to change at any time during the term of the contract. The Contractor shall comply with all changes specified by AHCCCSA.

The Contractor shall be responsible for continued reporting beyond the term of the contract. For example, processing claims and reporting encounter data will likely continue beyond the term of the contract because of lag time in filing source documents by subcontractors.

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The Contractor shall comply with all financial reporting requirements contained in the Reporting Guide for Acute Health Care Contractors with the Arizona
Health Care Cost Containment System, a copy of which may be found in the Bidder's Library. The required reports, which are subject to change during the contract term, are summarized in Attachment F, Periodic Report Requirements.

68. REQUESTS FOR INFORMATION
AHCCCSA may, at any time during the term of this contract, request financial or other information from the Contractor. Upon receipt of such requests for information, the Contractor shall provide complete information as requested no later than 30 days after the receipt of the request unless otherwise specified in the request itself.

69. DISSEMINATION OF INFORMATION
Upon request, the Contractor shall assist AHCCCSA in the dissemination of information prepared by AHCCCSA or the Federal government to its members. The cost of such dissemination shall be borne by the Contractor. All advertisements, publications and printed materials that are produced by the Contractor and refer to covered services shall state that such services are funded under contract with AHCCCSA.

70. OPERATIONAL AND FINANCIAL READINESS REVIEWS
AHCCCSA may conduct Operational and Financial Readiness Reviews on all successful offerors and will, subject to the availability of resources, provide technical assistance as appropriate. The Readiness Reviews will be conducted prior to the start of business. The purpose of Readiness Reviews is to assess new Contractors' readiness and ability to provide covered services to members at the start of the contract year and current Contractors' readiness to expand to new geographic service areas. A new Contractor will be permitted to commence operations only if the Readiness Review factors are met to AHCCCSA's satisfaction.

71. OPERATIONAL AND FINANCIAL REVIEWS
In accordance with CMS requirements, AHCCCSA, or an independent external agent, will conduct annual Operational and Financial Reviews for the purpose of (but not limited to) ensuring operational and financial program compliance.
The reviews will identify areas where improvements can be made and make recommendations accordingly, monitor the Contractor's progress towards implementing mandated programs and provide the Contractor with technical assistance if necessary. The Contractor shall comply with all other medical audit provisions as required by AHCCCS Rule R9-22-521 and R9-31-521.

The type and duration of the Operational and Financial Review will be solely at the discretion of AHCCCSA. Except in cases where advance notice is not possible or advance notice may render the review less useful, AHCCCSA will give the Contractor at least three weeks advance notice of the date of the on-site review. In preparation for the on-site Operational and Financial Reviews, the Contractor shall cooperate fully with AHCCCSA and the AHCCCSA Review Team by forwarding in advance such policies, procedures, job descriptions, contracts, logs and other information that AHCCCSA may request. The Contractor shall have all requested medical records on-site. Any documents, not requested in advance by AHCCCSA, shall be made available upon request of the Review Team during the course of the review. The Contractor personnel, as identified in advance, shall be available to the Review Team at all times during AHCCCSA on-site review activities. While on-site, the Contractor shall provide the Review Team with workspace, access to a telephone, electrical outlets and privacy for conferences. Certain documentation submission requirements may be waived at the discretion of AHCCCSA, if the Contractor has obtained accreditation from NCQA, JCAHO or any other

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nationally recognized accrediting body. The Contractor must submit the entire accreditation report to AHCCCSA for such waiver consideration.

The Contractor will be furnished a draft copy of the Operational and Financial Review Report and given an opportunity to comment on any review findings prior to AHCCCSA publishing the final report. Operational and Financial Review findings may be used in the scoring of subsequent bid proposals by that Contractor.

Recommendations, made by the Review Team to bring the Contractor into compliance with Federal, State, AHCCCS, and/ or RFP requirements, must be implemented by the Contractor. AHCCCSA may conduct a follow-up Operational and Financial
Review to determine the Contractor's progress in implementing recommendations and achieving program compliance. Follow-up reviews may be conducted at any time after the initial Operational and Financial Review.

AHCCCSA may conduct an Operational and Financial Review in the event the Contractor undergoes a merger, reorganization, change in ownership or makes changes in three or more key staff positions within a 12-month period.

72. SANCTIONS
AHCCCSA may impose monetary sanctions, suspend, deny, refuse to renew, or terminate this contract or any related subcontracts in accordance with AHCCCS Rules R9-22-606 and the terms of this contract and applicable Federal or State law and regulations. Written notice will be provided to the Contractor specifying the sanction to be imposed, the grounds for such sanction and either the length of suspension or the amount of capitation prepayment to be withheld. The Contractor may appeal the decision to impose a sanction in accordance with
A. A. C. 22, Article 8. Intermediate sanctions may be imposed, but are not limited to the following actions:

a. Substantial failure to provide medically necessary services that the Contractor is required to provide under the terms of this contract to its enrolled members.
b. Imposition of premiums or charges in excess of the amount allowed under the AHCCCS 1115 Waiver.
c. Discrimination among enrollees on the basis of their health status of need for health care services.
d. Misrepresentation or falsification of information furnished to CMS or AHCCCSA.
e. Misrepresentation or falsification of information furnished to an enrollee, potential enrollee, or provider.
f. Failure to comply with the requirement for physician incentive plan as delineated in Paragraph 42.
g. Distribution directly, or indirectly through any agent or independent contractor, of marketing materials that have not been approved by AHCCCSA or that contain false or materially misleading information.
h. Failure to meet AHCCCS Financial Viability Standards.
i. Material deficiencies in the Contractor's provider network.
j. Failure to meet quality of care and quality management requirements.
k. Failure to meet AHCCCS encounter standards.
l. Violation of other applicable State or Federal laws or regulations.
m. Failure to fund accumulated deficit in a timely manner.
n. Failure to increase the Performance Bond in a timely manner.
o. Failure to comply with any provisions contained in this RFP.

AHCCCSA may impose the following types of intermediate sanctions:

a. Civil monetary penalties
b. Appointment of temporary management for a Contractor as provided in 42 CFR 438.706 and A.R.S. Sec.36-2903 (M).
c. Granting enrollees the right to terminate enrollment without cause and notifying the affected enrollees of their right to disenroll.
d. Suspension of all new enrollment, including auto assignments after the effective date of the sanction.

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e. Suspension of payment for recipients enrolled after the effective date of the sanction until CMS or AHCCCSA is satisfied that the reason for imposition of the sanction no longer exists and is not likely to recur.
f. Additional sanctions allowed under statue or regulation that address areas of noncompliance, such as termination of the contract.

Cure Notice Process: Prior to the imposition of a sanction for non-compliance, AHCCCSA may provide a written cure notice to the Contractor regarding the details of the non-compliance. The cure notice will specify the period of time during which the Contractor must bring its performance back into compliance with contract requirements. If, at the end of the specified time period, the Contractor has complied with the cure notice requirements, AHCCCSA will take no further action. If, however, the Contractor has not complied with the cure notice requirements, AHCCCSA will proceed with the imposition of sanctions.

The Sanctions policy is currently being drafted and will be in the Bidders Library when finalized.

73. BUSINESS CONTINUITY PLAN
The Contractor shall adhere to all elements of the AHCCCS, Office of Managed Care Business Continuity Plan Policy. This plan is currently under review and will be placed in the Bidder's Library upon completion. The Contractor shall develop a Business Continuity Plan to deal with unexpected events that may affect its ability to adequately serve members. This plan shall, at a minimum, include planning and training for:

	*Healthcare facility closure/loss of a major provider
	*Electronic/telephonic failure at the Contractor's main place of
	 business
	*Complete loss of use of the main site
	*Loss of primary computer system/records
	*Communication between the Contractor and AHCCCSA in the event of a business disruption

The Business Continuity Plan shall be updated annually.
All key staff shall be trained and familiar with the Plan.

74. TECHNOLOGICAL ADVANCEMENT
The Contractor shall implement the following technological measures according to the applicable time frame:

April 1, 2004:

	* Contractors must have a website with links to the following information:

	1. Formulary
	2. Provider manual
	3. Policies
	4. Member handbook
	5. Provider listing

	*Contractors must have enrollment verification via website fully
	 operational
	*Contractors must have claims inquiry via website fully operational

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75. PENDING LEGISLATIVE / OTHER ISSUES
The following constitute pending items that will be resolved after the initial issuance of the RFP document. Any program changes due to the resolution of the issues will be reflected in future amendments to the RFP. Final awarded capitation rates may also be adjusted to reflect the financial impact of program changes.

Prescription Drugs: The Governor of Arizona issued an Executive Order, available on the AHCCCS website, requiring AHCCCSA to explore carving out the prescription drug benefit from capitation in order to participate in the Federal Drug Rebate Program. As a result, the Contractor is required to submit two capitation rate proposals, one with and one without prescription drug costs and utilization. Refer to the Section C, Definitions and Section I, Instructions to Offerors, for more detail.

Hospital Reimbursement Pilot Program: Legislation to extend the Pilot program may be introduced effective for contract years beginning CYE '04. See Paragraph 40, Hospital Subcontracting and Reimbursement, for additional information on the Hospital Reimbursement Pilot Program. The Pilot program is scheduled to terminate September 30, 2003.

Hospice services for members age 21 and older: AHCCCSA is considering adding hospice services as a benefit for members age 21 and older and is undergoing the approval process, which includes an amendment to AHCCCS' state plan with CMS.

Transplant Contracts: AHCCCSA is currently negotiating new contracts for organ and tissue transplants, to be effective October 1, 2003. Contracted rates will be published as soon as they are finalized.

Transplants: AHCCCSA may evaluate carving out transplant services from the compendium of services for which AHCCCS Contractors are responsible. If AHCCCSA determines that carving out the responsibility for transplant services is appropriate, an RFP will be issued for the program. AHCCCSA does not anticipate a carve out in CYE '04.

Transportation: AHCCCSA is evaluating its methodology, under capitation, for providing transportation services to its members. Options may include contracting with a centralized transportation broker to provide services to all AHCCCS members. AHCCCSA does not anticipate a carve out in CYE '04.

Member Cost Sharing: AHCCCSA submitted a report to the Arizona Legislature on possibilities for increasing AHCCCS' member cost sharing responsibilities. This report may be found on the AHCCCS website. Changes include increases to copayment amounts and collection of premiums. AHCCCSA is seeking CMS approval to expand member cost sharing responsibility. Refer to the AHCCCS website for a copy of the Cost Sharing Report.

76. BALANCED BUDGET ACT OF 1997 (BBA)
In August of 2002, CMS issued final regulations for the implementation of the BBA. AHCCCS is currently reviewing all areas of the regulations to ensure full compliance with the BBA; however, there are some issues that require further clarification from CMS. The following items related to the BBA regulations are pending. Any program changes due to the resolution of the issues will be reflected in amendments to the RFP. Final awarded capitation rates may be also be adjusted to reflect the financial impact of the program changes.

Grievances: AHCCCSA has not reached a final decision on whether it will implement the option for a member to request an expedited hearing directly from AHCCCSA. The final decision will be communicated through a future amendment to this RFP.

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Special Healthcare Needs: AHCCCSA is in the process of determining the impact of the BBA regulations regarding individuals with special healthcare needs. The AMPM will be expanded to address policies related to this population.

PPC Time Period for MED Population: AHCCCSA is determining how to handle reimbursement to the Contractor for the day a member meets spend down requirements.

Policies: AHCCCSA is currently revising policies, as needed, to reflect the BBA regulations. As the policies are updated, they will be issued to all offerors via the AHCCCS web under "Bidder's Library". If a policy is finalized after the contracts bids are awarded, they will be issued to all Contractors, both via the website and in hard copy. Examples of AHCCCS policies currently under revision include the AMPM, Sanctions Policy, Member Information Policy and the Health Plan Marketing Policy.

77. HEALTHCARE GROUP OF ARIZONA
AHCCCSA encourages all Contractors to participate in the Healthcare Group (HCG) program. Legislation was passed in 2002 that shifted administrative responsibilities from HCG contractors to AHCCCSA. Additionally, effective February 1, 2003, HCG's service package and premium structure has been redesigned to better reflect the small group product in the Arizona marketplace. HCG has created a niche market, as insurance companies are moving away from the Health Maintenance Organization market. HCG hopes to expand its enrollment significantly during the next two years, which will result in a solid membership base to spread risk, thereby increasing the attractiveness of the HCG product. For additional information, contact AHCCCSA, Office of the Director.

[END OF SECTION D]

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SECTION E: CONTRACT CLAUSES

1) APPLICABLE LAW
Arizona Law -The law of Arizona applies to this contract including, where applicable, the Uniform Commercial Code, as adopted in the State of Arizona.

Implied Contract Terms -Each provision of law and any terms required by law to be in this contract are a part of this contract as if fully stated in it.

2) AUTHORITY
This contract is issued under the authority of the Contracting Officer who signed this contract. Changes to the contract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by an unauthorized state employee or made unilaterally by the Contractor are violations of the contract and of applicable law. Such changes, including unauthorized written contract amendments, shall be void and without effect, and the Contractor shall not be entitled to any claim under this contract based on those changes.

3) ORDER OF PRECEDENCE
The parties to this contract shall be bound by all terms and conditions contained herein. For interpreting such terms and conditions the following sources shall have precedence in descending order: The Constitution and laws of the United States and applicable Federal regulations; the terms of the CMS 1115 waiver for the State of Arizona; the Constitution and laws of Arizona, and applicable State rules; the terms of this contract, including all attachments and executed amendments and modifications; AHCCCSA policies and procedures.

4) CONTRACT INTERPRETATION AND AMENDMENT
No Parol Evidence -This contract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any term used in this contract.

No Waiver -Either party's failure to insist on strict performance of any term or condition of the contract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the non-conforming performance knows of the nature of the performance and fails to object to it.

Written Contract Amendments -The contract shall be modified only through a written contract amendment within the scope of the contract signed by the procurement officer on behalf of the State.

5) SEVERABILITY
The provisions of this contract are severable to the extent that any provision or application held to be invalid shall not affect any other provision or application of the contract, which may remain in effect without the invalid provision, or application.

6) RELATIONSHIP OF PARTIES
The Contractor under this contract is an independent contractor. Neither party to this contract shall be deemed to be the employee or agent of the other party to the contract.

7) ASSIGNMENT AND DELEGATION
The Contractor shall not assign any right nor delegate any duty under this contract without prior written approval of the Contracting Officer, who will not unreasonably withhold such approval.

8) GENERAL INDEMNIFICATION
The Contractor shall defend, indemnify and hold harmless the State from any claim, demand, suit, liability, judgment and expense (including attorney's fees and other costs of litigation) arising out of or relating to injury, disease, or death of persons or damage to or loss of property resulting from or in connection with the

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negligent performance of this contract by the Contractor, its agents, employees, and subcontractors or anyone for whom the Contractor may be responsible.
The obligations, indemnities and liabilities assumed by the Contractor under this paragraph shall not extend to any liability caused by the negligence of the State or its employees. The Contractor's liability shall not be limited by any provisions or limits of insurance set forth in this contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph. The Administration shall bear no liability for subcontracts that a Contractor executes with other parties for the provision of administrative or management services, medical services or covered health care services, or for any other purposes.

9) INDEMNIFICATION --PATENT AND COPYRIGHT
The Contractor shall defend, indemnify and hold harmless the State against any liability including costs and expenses for infringement of any patent, trademark or copyright arising out of contract performance or use by the State of materials furnished or work performed under this contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph.

10) COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS
The Contractor shall comply with all applicable Federal and State laws and regulations including Title VI of the Civil Rights Act of 1964; Title IX of the Education Amendments of 1972 (regarding education programs and activities);
the Age Discrimination Act of 1975; and the Americans with Disabilities Act; EEO provisions; Copeland Anti-Kickback Act; Davis-Bacon Act; Contract Work Hours and Safety Standards; Rights to Inventions Made Under a Contract or Agreement; Clean Air Act and Federal Water Pollution Control Act;
Byrd Anti-Lobbying Amendment. The Contractor shall maintain all applicable licenses and permits.

11) ADVERTISING AND PROMOTION OF CONTRACT
The Contractor shall not advertise or publish information for commercial benefit concerning this contract without the prior written approval of the Contracting Officer.

12) PROPERTY OF THE STATE
Any materials, including reports, computer programs and other deliverables, created under this contract are the sole property of AHCCCSA. The Contractor is not entitled to a patent or copyright on those materials and may not transfer the patent or copyright to anyone else. The Contractor shall not use or release these materials without the prior written consent of AHCCCSA.

13) THIRD PARTY ANTITRUST VIOLATIONS
The Contractor assigns to the State any claim for overcharges resulting from antitrust violations to the extent that those violations concern materials or services supplied by third parties to the Contractor toward fulfillment of this contract.

14) RIGHT TO ASSURANCE
If AHCCCSA, in good faith, has reason to believe that the Contractor does not intend to perform or continue performing this contract, the procurement officer may demand in writing that the Contractor give a written assurance of intent to perform. The demand shall be sent to the Contractor by certified mail, return receipt required. Failure by the Contractor to provide written assurance within the number of days specified in the demand may, at the State's option, be the basis for terminating the contract.

15) TERMINATION FOR CONFLICT OF INTEREST
AHCCCSA may cancel this contract without penalty or further obligation if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of AHCCCSA is, or becomes at any time while the contract or any extension of the contract is in effect, an employee of, or a consultant to, any other party to this contract with respect to the subject matter of the contract. The cancellation shall be effective when the Contractor receives written notice of the cancellation unless the notice specifies a later time.

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16) GRATUITIES
AHCCCSA may, by written notice to the Contractor, immediately terminate this contract if it determines that employment or a gratuity was offered or made by the Contractor or a representative of the Contractor to any officer or employee of the State for the purpose of influencing the outcome of the procurement or securing the contract, an amendment to the contract, or favorable treatment concerning the contract, including the making of any determination or decision about contract performance. AHCCCSA, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the Contractor.

17) SUSPENSION OR DEBARMENT
The Contractor shall not employ, consult, subcontract or enter into any agreement for Title XIX services with any person or entity who is debarred, suspended or otherwise excluded from Federal procurement activity.
This prohibition extends to any entity which employs, consults, subcontracts with or otherwise reimburses for services any person substantially involved in the management of another entity which is debarred, suspended or otherwise excluded from Federal procurement activity.

The Contractor shall not retain as a director, officer, partner or owner of 5% or more of the Contractor entity, any person, or affiliate of such a person, who is debarred, suspended or otherwise excluded from Federal procurement activity.

AHCCCSA may, by written notice to the Contractor, immediately terminate this contract if it determines that the Contractor has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity.

18) TERMINATION FOR CONVENIENCE
AHCCCSA reserves the right to terminate the contract in whole or in part at any time for the convenience of the State without penalty or recourse. The Contracting Officer shall give written notice by certified mail, return receipt requested, to the Contractor of the termination at least 90 days before the effective date of the termination. In the event of termination under this paragraph, all documents, data and reports prepared by the Contractor under the contract shall become the property of and be delivered to AHCCCSA. The Contractor shall be entitled to receive just and equitable compensation for work in progress, work completed and materials accepted before the effective date of the termination.

19) TERMINATION FOR DEFAULT
AHCCCSA reserves the right to terminate this contract in whole or in part due to the failure of the Contractor to comply with any term or condition of the contract or failure to take corrective action as required by AHCCCSA to comply with the terms of the contract. If the Contractor is providing services under more than one contract with AHCCCSA, AHCCCSA may deem unsatisfactory performance under one contract to be cause to require the Contractor to provide assurance of performance under any and all other contracts. In such situations, AHCCCSA reserves the right to seek remedies under both actual and anticipatory breaches of contract if adequate assurance of performance is not received. The Contracting Officer shall mail written notice of the termination and the reason( s) for it to the Contractor by certified mail return receipt requested.

In the event the Contractor requests a hearing prior to termination, AHCCCSA is required by the Balanced Budget Act of 1997 to oversee the operation of the Contractor entity through appointment of temporary management prior to the hearing.

Upon termination under this paragraph, all documents, data, and reports prepared by the Contractor under the contract shall become the property of and be delivered to AHCCCSA on demand.

				-75-
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AHCCCSA may, upon termination of this contract, procure, on terms and in the manner that it deems appropriate, materials or services to replace those under this contract. The Contractor shall be liable for any excess costs incurred by AHCCCSA in re-procuring the materials or services.

20) TERMINATION -AVAILABILITY OF FUNDS
Funds are not presently available for performance under this contract beyond the current fiscal year. No legal liability on the part of AHCCCSA for any payment may arise under this contract until funds are made available for performance of this contract.

21) RIGHT OF OFFSET
AHCCCSA shall be entitled to offset against any amounts due the Contractor any expenses or costs incurred by AHCCCSA concerning the Contractor's non-conforming performance or failure to perform the contract.

22) NON-EXCLUSIVE REMEDIES
The rights and the remedies of AHCCCSA under this contract are not exclusive.

23) NON-DISCRIMINATION
The Contractor shall comply with State Executive Order No. 99-4, which mandates that all persons, regardless of race, color, religion, sex, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and state laws, rules and regulations, including the Americans with Disabilities Act and Title VI. The Contractor shall take positive action to ensure that applicants for employment, employees, and persons to whom it provides service are not discriminated against due to race, creed, color, religion, sex, national origin or disability.

24) EFFECTIVE DATE
The effective date of this contract shall be the date that the Contracting Officer signs the award page (page 1) of this contract.

25) INSURANCE
A certificate of insurance naming the State of Arizona and AHCCCSA as the "additional insured" must be submitted to AHCCCSA within 10 days of notification of contract award and prior to commencement of any services under this contract. This insurance shall be provided by carriers rated as "A+" or higher by the A. M. Best Rating Service. The following types and levels of insurance coverage are required for this contract:

a. Commercial General Liability: Provides coverage of at least $1,000,000 for each occurrence for bodily injury and property damage to others as a result of accidents on the premises of or as the result of operations of the Contractor.
b. Commercial Automobile Liability: Provides coverage of at least $1,000,000 for each occurrence for bodily injury and property damage to others resulting from accidents caused by vehicles operated by the Contractor.
c. Workers Compensation: Provides coverage to employees of the Contractor for injuries sustained in the course of their employment. Coverage must meet the obligations imposed by Federal and State statutes and must also include Employer's Liability minimum coverage of $100,000. Evidence of qualified self-insured status will also be considered.
d. Professional Liability (if applicable): Provides coverage for alleged professional misconduct or lack of ordinary skills in the performance of a professional act of service.

The above coverages may be evidenced by either one of the following:

a. The State of Arizona Certificate of Insurance: This is a form with the special conditions required by the contract already pre-printed on the form. The Contractor's agent or broker must fill in the pertinent policy information and ensure the required special conditions are included in the Contractor's policy.

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b. The Accord form: This standard insurance industry certificate of insurance does not contain the pre-printed special conditions required by this contract. These conditions must be entered on the certificate by the agent or broker and read as follows:

   The State of Arizona and Arizona Health Care Cost Containment System are hereby added as additional insureds. Coverage afforded under this Certificate shall be primary and any insurance carried by the State or any of its agencies, boards, departments or commissions shall be in excess of that provided by the insured Contractor. No policy shall expire, be canceled or materially changed without 30 days written notice to the State. This Certificate is not valid unless countersigned by an authorized representative of the insurance company.

26) DISPUTES
The exclusive manner for the Contractor to assert any claim, grievance, dispute or demand against AHCCCSA shall be in accordance with A. A. C. 22, Article 8. Pending the final resolution of any disputes involving this contract, the Contractor shall proceed with performance of this contract in accordance with AHCCCSA's instructions, unless AHCCCSA specifically, in writing, requests termination or a temporary suspension of performance.

27) RIGHT TO INSPECT PLANT OR PLACE OF BUSINESS
AHCCCSA may, at reasonable times, inspect the part of the plant or place of business of the Contractor or subcontractor that is related to the performance of this contract, in accordance with A.R.S. Sec.41-2547.

28) INCORPORATION BY REFERENCE
This solicitation and all attachments and amendments, the Contractor's proposal, best and final offer accepted by AHCCCSA, and any approved subcontracts are hereby incorporated by reference into the contract.

29) COVENANT AGAINST CONTINGENT FEES
The Contractor warrants that no person or agency has been employed or retained to solicit or secure this contract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee. For violation of this warranty, AHCCCSA shall have the right to annul this contract without liability.

30) CHANGES
AHCCCSA may at any time, by written notice to the Contractor, make changes within the general scope of this contract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, the Contractor may assert its right to an adjustment in compensation paid under this contract. The Contractor must assert its right to such adjustment within 30 days from the date of receipt of the change notice. Any dispute or disagreement caused by such notice shall constitute a dispute within the meaning of Section E, Paragraph 26, Disputes, and be administered accordingly.

When AHCCCSA issues an amendment to modify the contract, the provisions of such amendment will be deemed to have been accepted 60 days after the date of mailing by AHCCCSA, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies AHCCCSA in writing that it refuses to sign the amendment. If the Contractor provides such notification, AHCCCSA will initiate termination proceedings.

31) TYPE OF CONTRACT
Firm Fixed-Price

32) AMERICANS WITH DISABILITIES ACT
People with disabilities may request special accommodations such as interpreters, alternative formats or assistance with physical accessibility. Requests for special accommodations must be made with at least three days prior notice by calling Michael Veit at (602) 417-4762.

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33) WARRANTY OF SERVICES
The Contractor warrants that all services provided under this contract will conform to the requirements stated herein. AHCCCSA's acceptance of services provided by the Contractor shall not relieve the Contractor from its obligations under this warranty. In addition to its other remedies, AHCCCSA may, at the Contractor's expense, require prompt correction of any services failing to meet the Contractor's warranty herein. Services corrected by the Contractor shall be subject to all of the provisions of this contract in the manner and to the same extent as the services originally furnished.

34) NO GUARANTEED QUANTITIES
AHCCCSA does not guarantee the Contractor any minimum or maximum quantity of services or goods to be provided under this contract.

35) CONFLICT OF INTEREST
The Contractor shall not undertake any work that represents a potential conflict of interest, or which is not in the best interest of AHCCCSA or the State without prior written approval by AHCCCSA. The Contractor shall fully and completely disclose any situation that may present a conflict of interest. If the Contractor is now performing or elects to perform during the term of this contract any services for any AHCCCS health plan, provider or Contractor or an entity owning or controlling same, the Contractor shall disclose this relationship prior to accepting any assignment involving such party.

36) DISCLOSURE OF CONFIDENTIAL INFORMATION
The Contractor shall not, without prior written approval from AHCCCSA, either during or after the performance of the services required by this contract, use, other than for such performance, or disclose to any person other than AHCCCSA personnel with a need to know, any information, data, material, or exhibits created, developed, produced, or otherwise obtained during the course of the work required by this contract. This nondisclosure requirement shall also pertain to any information contained in reports, documents, or other records furnished to the Contractor by AHCCCSA.

37) COOPERATION WITH OTHER CONTRACTORS
AHCCCSA may award other contracts for additional work related to this contract and Contractor shall fully cooperate with such other contractors and AHCCCSA employees or designated agents, and carefully fit its own work to such other contractors' work. The Contractor shall not commit or permit any act which will interfere with the performance of work by any other contractor or by AHCCCSA employees.

38) ASSIGNMENT OF CONTRACT AND BANKRUPTCY
This contract is voidable and subject to immediate cancellation by AHCCCSA upon the Contractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or assigning rights or obligations under this contract without the prior written consent of AHCCCSA.

39) OWNERSHIP OF INFORMATION AND DATA
Any data or information system, including all software, documentation and manuals, developed by the Contractor pursuant to this contract, shall be deemed to be owned by AHCCCSA. The Federal government reserves a royalty-free, nonexclusive, and irrevocable license to reproduce, publish, or otherwise use and to authorize others to use for Federal government purposes, such data or information system, software, documentation and manuals. Proprietary software which is provided at established catalog or market prices and sold or leased to the general public shall not be subject to the ownership or licensing provisions of this section.

Data, information and reports collected or prepared by the Contractor in the course of performing its duties and obligations under this contract shall be deemed to be owned by AHCCCSA. The ownership provision is in consideration of the Contractor's use of public funds in collecting or preparing such data, information and reports. These items shall not be used by the Contractor for any independent project of the Contractor or publicized by the Contractor without the prior written permission of AHCCCSA. Subject to applicable state

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and Federal laws and regulations, AHCCCSA shall have full and complete rights to reproduce, duplicate, disclose and otherwise use all such information. At the termination of the contract, the Contractor shall make available all such data to AHCCCSA within 30 days following termination of the contract or such longer period as approved by AHCCCSA, Office of the Director. For purposes of this subsection, the term "data" shall not include member medical records.

Except as otherwise provided in this section, if any copyrightable or patentable material is developed by the Contractor in the course of performance of this contract, the Federal government, AHCCCSA and the State of Arizona shall have a royalty-free, nonexclusive, and irrevocable right to reproduce, publish, or otherwise use, and to authorize others to use, the work for state or Federal government purposes. The Contractor shall additionally be subject to the applicable provisions of 45 CFR Part 74 and 45 CFR Parts 6 and 8.

40) AHCCCSA RIGHT TO OPERATE CONTRACTOR
If, in the judgment of AHCCCSA, the Contractor's performance is in material breach of the contract or the Contractor is insolvent, AHCCCSA may directly operate the Contractor to assure delivery of care to members enrolled with the Contractor until cure by the Contractor of its breach, by demonstrated financial solvency or until the successful transition of those members to other contractors.

If AHCCCS undertakes direct operation of the Contractor, AHCCCS, through designees appointed by the Director, shall be vested with full and exclusive power of management and control of the Contractor as necessary to ensure the uninterrupted care to persons and accomplish the orderly transition of persons to a new or existing Contractor, or until the Contractor corrects the Contract Performance failure to the satisfaction of AHCCCS. AHCCCS shall have the power to employ any necessary assistants, to execute any instrument in the name of the Contractor, to commence, defend and conduct in its name any action or proceeding in which the Contractor may be a party.

All reasonable expenses of AHCCCS related to the direct operation of the Contractor, including attorney fees, cost of preliminary or other audits of the Contractor and expenses related to the management of any office or other assets of the Contractor, shall be paid by the Contractor or withheld from payment due from AHCCCS to the Contractor.

41) AUDITS AND INSPECTIONS
The Contractor shall comply with all provisions specified in applicable AHCCCS Rule R9-22-519, -520 and -521 and AHCCCS policies and procedures relating to the audit of the Contractor's records and the inspection of the Contractor's facilities. The Contractor shall fully cooperate with AHCCCSA staff and allow them reasonable access to the Contractor's staff, subcontractors, members, and records.

At any time during the term of this contract, the Contractor's or any subcontractor's books and records shall be subject to audit by AHCCCSA and, where applicable, the Federal government, to the extent that the books and records relate to the performance of the contract or subcontracts.

AHCCCSA, or its duly authorized agents, and the Federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this contract.

42) LOBBYING
No funds paid to the Contractor by AHCCCSA, or interest earned thereon, shall be used for the purpose of influencing or attempting to influence an officer or employee of any Federal or State agency, a member of the United States Congress or State Legislature, an officer or employee of a member of the United States Congress or State Legislature in connection with awarding of any Federal or State contract, the making of any Federal or State grant, the making of any Federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal or State contract, grant, loan, or cooperative agreement. The Contractor shall disclose if any funds, other than those paid to the Contractor by

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AHCCCSA, have been used or will be used to influence the persons and entities indicated above and will assist AHCCCSA in making such disclosures to CMS.

43) CHOICE OF FORUM
The parties agree that jurisdiction over any action arising out of or relating to this contract shall be brought or filed in a court of competent jurisdiction located in the State of Arizona.

[END OF SECTION E]

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SECTION F: INDEX -PROGRAM REQUIREMENTS AND CONTRACT CLAUSES

A
Accumulated Fund Deficit, 53
Advance Directives, 35
Advances, 53
Ambulatory, 7, 22, 25, 39
Annual Enrollment, 19
Appointment Standards, 44
Auto-Assignment, 18, 19, 20
Auto-Assignment Algorithm, 18, 19, 20

B
BBA, 7, 19, 23, 24, 45, 48, 71, 72, 75
Behavioral Health, 7, 12, 21, 22, 23, 25, 29, 30,
31, 32, 33, 43, 46
Breast and Cervical Cancer, 7, 14, 16, 18, 55, 63
Business Continuity Plan, 70

C
Capitalization, 51
Capitation, 6, 8, 12, 15, 19, 20, 31, 52, 54, 55,
56, 57, 58, 66, 67, 69, 70
Chiropractic, 22
Claims
Clean, 48, 60
Payment, 48, 49
Compensation, 54
Contraceptive, 24
Convalescent Care, 26, 28
Coordination of Care, 30
Copayment, 8, 43, 56, 61, 63, 71
Copayment, 8
Copayments, 63
Cost Avoidance, 61
Cost Sharing, 14, 16, 18, 33, 46, 61, 62, 63, 64, 71
Covered Services, 7, 8, 13, 21, 30
Credentialing, 36, 40
CRS, 8, 21, 22
Cultural Competency, 34
Cure Notice, 70

D
Data Exchange, 65
Dialysis, 21, 23
Disenrollment, 67
Distributions, 53
DME, 9, 21, 26
Dual Eligibles, 46, 64

E
Eligibility
CRS, 22
Determination, 9
Dual, 9, 33
Emergency, 9, 10, 13, 16, 23, 24, 25, 29, 44, 47
Encounter, 9, 32, 45, 46, 48, 55, 56, 60, 66, 67, 69, 70
Enrollment, 7, 9, 17, 19, 20, 67
Annual, 7, 17, 19, 20, 21, 60
Guarantees, 19
Open, 17, 19, 20
EPSDT, 9, 23, 25, 27, 30, 32, 33, 38, 39, 43, 46, 63

F
Family Planning, 9, 16, 18, 24, 33, 46, 54, 63
Fee-for-Service, 9, 19, 21, 26, 50, 61, 62, 63, 66
FFP, 10
Financial Viability Standards, 53
Formulary, 28, 30, 70
FQHC, 9, 45
Freedom to Work, 10, 14, 16, 18, 72

G
Geographic Service Area, 6, 7, 10, 15, 18, 19,
40, 49, 51, 53, 55, 68
Grievance, 39

H
HIFA, 10, 14, 17, 18, 19, 31, 55, 63
HIFA Parents, 10, 17, 18, 19, 55, 63

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HIFA PARENTS, 10, 17, 18, 19, 31, 63
HIPAA, 65, 66
HIV/AIDS, 24, 26, 33, 35, 42, 54, 55, 56
Home Health, 21, 25, 35, 36, 44
Hospice, 25, 35, 71
Hospital Subcontracting, 49

I
IBNR, 10, 15, 21
Identification Cards, 20
Immunizations, 24, 25, 31, 33, 38, 46
Indian Health Service, 10, 16, 17, 19, 21, 25, 29, 31
Inpatient, 9, 23, 25, 26, 28, 29, 30, 32, 40, 42, 44, 56, 58, 59, 60, 61
Investments, 53

K
KidsCare, 10, 14, 17, 18, 22, 31, 55, 63

L
Laboratory, 24, 25, 29, 30, 33, 43, 46
Limited English Proficiency (LEP), 33, 39
Loans, 53

M
Management Services, 7, 11, 29, 30, 47, 50, 51, 74
Maternity, 25, 33, 42, 43, 44, 46
Medicaid in the Public Schools (MIPS), 31
Medical Expense Deduction, 11, 14, 54
Medical Foods, 26
Member Education, 29
Mainstreaming, 20
Surveys, 34
Transition, 21
Midwives, 25, 43

N
Network Management, 41
Non-Contracting Provider, 11, 52
Nurse Practitioners, 7, 25, 42, 43
Nursing Facility, 21, 26, 35, 49, 50, 58, 60, 61
Nutrition, 27

O
Observation, 25
Omission, 11, 65, 66
Optometry, 24
Outpatient, 7, 9, 22, 23, 25, 28, 44, 49

P
Performance Standards, 11, 23, 25, 37, 38, 66
Periodicity Schedule, 23, 25, 30, 38
Pharmacy, 37, 40, 56
Physician Assistants, 7, 25, 42, 43
Physician Incentives, 50
Podiatry, 27
Postpartum Care, 25, 38, 42
Post-stabilization, 24, 27
Pregnancy, 9, 21, 24, 25, 26, 27, 42
Prenatal Care, 25, 26, 33, 39, 44, 57, 62, 63
Prescription Drugs, 6, 28, 44, 65, 71
Prescription Medication, 23, 28, 29, 30, 44, 65
Primary Care Physician, 10, 12, 22, 23, 25, 26,
27, 28, 30, 33, 35, 36, 38, 39, 40, 42, 43, 44, 46, 63, 66
Prior Authorization, 21, 23, 27, 28, 37, 46, 48, 49
Prior Period Coverage, 12, 18, 19, 30, 54, 55, 56, 58, 59, 61, 66
Provider, 11, 12, 41, 42, 45, 46
Provider Manual, 45, 48
Provider Registration, 46

Q
QMB, 12, 18
Quality Management, 31, 32, 33, 36

R
Radiology, 25, 28, 29, 44
Rate Code, 12, 56, 58, 67
RBHA, 12, 23, 29, 30, 33, 46
Referral, 10, 22, 23, 29, 30, 32, 33, 42, 43, 44, 46, 62, 63

Rehabilitation, 22, 26, 28, 29, 61
Reinsurance, 12, 46, 49, 54, 55, 56, 58, 59, 60, 61, 62, 63, 66
Related Party, 12, 49, 53
Reporting Requirements, 66, 67
Respiratory, 28
Reviews, 68
RFP, 11, 12, 20, 24, 55, 69, 71
Risk Sharing, 24, 56
Roster, 18, 67

S
Sanctions, 37, 38, 50, 53, 63, 69, 70, 72
SOBRA, 8, 9, 10, 13, 14, 16, 17, 24, 31, 52, 54, 55, 58
SOBRA Family Planning, 16, 24, 54, 58
SSI, 8, 13, 14, 16, 17, 18, 55, 72
Staff Requirements, 32
Sterilization, 24
Subcontract, 10, 11, 13, 21, 25, 45, 46, 47, 48, 49, 75
Subcontractor, 11, 12, 13, 21, 46, 47, 48, 51, 53, 77, 79
Supplies, 13, 23, 25, 26, 44

T
TANF, 13, 16, 31
Technological Advancement, 70
Third Party, 8, 13, 15, 21, 26, 31, 47, 50, 54, 61, 62, 63, 74
Third Party Liability, 13, 61, 63
Ticket to Work, 10, 16, 18, 72
Title XIX, 7, 8, 9, 10, 11, 14, 16, 17, 18, 19, 22,
23, 25, 29, 30, 31, 45, 54, 55, 56, 58, 59, 63, 72, 75
Title XIX Waiver, 11, 14, 17, 54, 55, 56, 58, 59
Title XXI, 7, 9, 10, 13, 14, 16, 17, 18, 19, 23, 25, 29, 30, 31, 63
Transplants, 21, 23, 28, 59, 60, 71
Transportation, 21, 23, 28, 29, 30, 31, 33, 44, 62, 71
Triage, 29, 30

U
Utilization Management, 32, 33, 37 Vaccine for Children, 31
Vision, 24, 33, 46

[END OF SECTION F]

SECTION G: REPRESENTATIONS and CERTIFICATIONS of OFFEROR

The Offeror must complete all information requested below.

1. CERTIFICATION OF ACCURACY OF INFORMATION PROVIDED
By signing this offer, the Offeror certifies, under penalty of law, that the information provided herein is true, correct and complete to the best of the Offeror's knowledge and belief. The Offeror also acknowledges that, should investigation at any time disclose any misrepresentation or falsification, any subsequent contract may be terminated by AHCCCSA without penalty to or further obligation by AHCCCSA.

2. CERTIFICATION OF NON-COERCION
By signing this offer, the Offeror certifies, under penalty of law, that it has not made any requests or inducements to any provider not to contract with another potential program contractor in relation to this solicitation.

3. CERTIFICATION OF COMPLIANCE -ANTI-KICKBACK / LABORATORY TESTING
By signing this offer, the Offeror certifies that it has not engaged and will not engage in any violation of the Medicare Anti-Kickback or the "Stark I" and "Stark II" laws governing related-entity and compensation there from. If the Offeror provides laboratory testing, it certifies that it has complied with, and has sent to AHCCCSA, simultaneous copies of the information required to be sent to the Centers for Medicare and Medicaid Services.
(See 42 USC Sec.1320a-7b, PL 101-239, PL 101-432, and 42 CFR Sec.411.361.)

4. AUTHORIZED SIGNATORY
Authorized Signatory for ______________________________________________________
					[OFFEROR'S Name]

_____________________________________ _________________________________________
[INDIVIDUAL'S Name] 		      [Title]

is the person authorized to sign this contract on behalf of the Offeror.

5. OFFEROR'S MAILING ADDRESS

AHCCCSA should address all notices relative to this offer to the attention of:

________________________________________________________________________
Name 					Title


________________________________________________________________________
Address 				Telephone Number


________________________________________________________________________
Fax Number 				Email Address


________________________________________________________________________
City 					State 		ZIP

OFFEROR GENERAL INFORMATION (Page 1 of 2)

1. Organization Chart: Attach a copy of the Offeror's staff organization chart, down to the supervisor level, setting forth lines of authority, responsibility and communication which will pertain to this proposal. Provide an overall organizational chart and separate organizational charts for each functional area, which includes the number of current or proposed full-time employees in each area.

2. If other than a governmental agency, when was your organization formed?_______________________

3. License/ Certification: Attach a list of all licenses and certifications
(e. g. federal HMO status or State certifications) your organization maintains. Use a separate sheet of paper listing the license requirement and the renewal dates.

Have any licenses been denied, revoked or suspended within the past 10 years? Yes _____ No _____
If yes, please explain.
________________________________________________________________________________
________________________________________________________________________________

4. Civil Rights Compliance Data: Has any federal or state agency ever made a finding of noncompliance with any civil rights requirements with respect to your program? Yes _____ No_____ If yes, please explain.
________________________________________________________________________________
________________________________________________________________________________

5. Accessibility Assurance: Does your organization provide assurance that no qualified person with a disability will be denied benefits of, or excluded from, participation in a program or activity because the Offeror's facilities (including subcontractors) are inaccessible to, or unusable by, persons with disabilities? (Note: Check local zoning ordinances for accessibility requirements). Yes____ No____ If yes, describe how such assurance is provided or how your organization is taking affirmative steps to provide assurance.
________________________________________________________________________________
________________________________________________________________________________

6. Prior Convictions: List all felony convictions within the past 15 years of any key personnel (i. e., Administrator, Medical Director, financial officers, major stockholders or those with controlling interest, etc.).
Failure to make full and complete disclosure shall result in the rejection of your proposal.
________________________________________________________________________________
________________________________________________________________________________

7. Federal Government Suspension/ Exclusion: Has the Offeror been suspended or excluded from any federal government programs for any reason? Yes_____ No_____ If yes, please explain.
________________________________________________________________________________
________________________________________________________________________________

8. Was an actuarial firm used to assist in developing capitation rates?
Yes_____ No_____
If yes, what is name of the actuarial firm?_____________________________________

OFFEROR GENERAL INFORMATION (Page 2 of 2)

9. Did a firm or organization provide the Offeror with any assistance in making this offer (to include developing capitation rates or providing any other technical assistance)? Yes_____ No_____ If yes, what is the name of this firm or organization?
________________________________________________________________________________
Name
________________________________________________________________________________
Address City State

10. Has the Offeror contracted or arranged for Management Information Systems, software or hardware, for the term of the contract? Yes_____ No_____
If yes, is the Management Information System being obtained from a vendor?
Yes _____ No_____ If yes, please provide the vendor's name, the vendor's background with AHCCCSA, the vendor's background with other HMOs, and the vendor's background with other Medicaid programs.
________________________________________________________________________________
________________________________________________________________________________

FINANCIAL DISCLOSURE STATEMENT (Page 1 of 2)

The Offeror must provide the following information as required by 42 CFR 455.103. This Financial Disclosure Statement shall be prepared as of 12/31/02 or as specified below. However, continuing offerors who have filed the required Financial Disclosure Statement within the last 12 months need not complete this section if no significant changes have occurred since the last filing.

1. Ownership: List the name and address of each person with an ownership or controlling interest, as defined by 42 CFR 455.101, in the entity submitting this offer:

					Percent of
Name 		Address 		Ownership or Control
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

2. Subcontractor Ownership: List the name and address of each person with an ownership or control interest in any subcontractor in which the disclosing entity has direct or indirect ownership of 5% or more:

					Percent of
Name 		Address 		Ownership or Control
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Names of above persons who are related to one another as spouse, parent, child or sibling:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

3. Ownership in Other Entities: List the name of any other entity in which a person with an ownership or control interest in the Offeror entity also has an ownership or control interest:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

FINANCIAL DISCLOSURE STATEMENT (Page 2 of 2)

4. Long-Term Business Transactions: List any significant business transactions, as defined in 42 CFR 455.101, between the Offeror and any wholly-owned supplier or between the Offeror and any subcontractor during the five-year period ending on the Contractor's most recent fiscal year end:

Describe Ownership 	Type of Business 		Dollar Amount
of Subcontractors 	Transaction with Provider 	of Transaction
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

5. Criminal Offenses: List the name of any person who has ownership or control interest in the Offeror, or is an agent or managing employee of the Offeror and has been convicted of a criminal offense related to that person's involvement in any program under Medicare, Medicaid or the Title XIX or Title XXI services program since the inception of those programs:

Name 		Address 			Title
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

6. Creditors: List name and address of each creditor whose loans or mortgages exceed 5% of total Offeror equity and are secured by assets of the Offeror's company.

				Description 	Amount
Name 		Address 	of Debt 	of Security
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

RELATED PARTY TRANSACTIONS (Page 1 of 2)

1. Board of Directors: List the names and addresses of the Board of Directors of the Offeror.
Name/Title 			Address
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

2. Highest-Compensated Management: List names and titles of the 10 highest compensated management personnel including but not limited to the Chief Executive Officer, the Chief Financial Officer, Board Chairman, Board Secretary, and Board Treasurer:

Name 				Title
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

3. Related Party Transactions: Describe transactions between the Offeror and any related party in which a transaction or series of transactions during any one fiscal year exceeds the lesser of $10,000 or 2% of the total operating expenses of the disclosing entity. List property, goods, services and facilities in detail noting the dollar amounts or other consideration for each transaction and the date thereof. Include a justification as to (1) the reasonableness of the transaction, (2) its potential adverse impact on the fiscal soundness of the disclosing entity, and (3) that the transaction is without conflict of interest:

a) The sale, exchange or leasing of any property:

Description of 		Name of Related Party 		Dollar Amount for
Transaction 		and Relationship 		Reporting Period
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Justification:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

RELATED PARTY TRANSACTIONS (Page 2 of 2)

b) The furnishing of goods, services or facilities for consideration:

Description of 		Name of Related Party 		Dollar Amount for
Transaction 		and Relationship 		Reporting Period
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Justification:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

c) Describe all transactions between Offeror and any related party which includes the lending of money, extensions of credit or any investment in a related party. This type of transaction requires review and approval in advance by the Office of the Director:

Description of 		Name of Related Party 		Dollar Amount for
Transaction 		and Relationship 		Reporting Period
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Justification:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

d) List the name and address of any individual who owns or controls more than 10% of stock or that has a controlling interest (i. e., formulates, determines or vetoes business policy decisions):

							Has Controlling
				Owner Or 		Interest?
Name 		Address 	Controller 		Yes/No
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

OFFEROR'S ADMINISTRATIVE FUNCTIONS SUBCONTRACTORS (Page 1 of 1)

The Offeror must identify any organizational or administrative functions (e.g. claims processing, marketing, automated data processing, accounting) or key personnel (e. g. administrator, medical director, chief financial officer, etc.) which are subcontracted.

Subcontractor's Name:___________________________________________________________
Address:________________________________________________________________________
Method Of Payment:______________________________________________________________
Function Performed:_____________________________________________________________

Estimated Value Of Contract:
10/1/03-9/30/04 $______________________
10/1/04-9/30/05 $______________________
10/1/05-9/30/06 $______________________

Subcontractor's Name:___________________________________________________________
Address:________________________________________________________________________
Method Of Payment:______________________________________________________________
Function Performed:_____________________________________________________________

Estimated Value Of Contract:
10/1/03-9/30/04 $______________________
10/1/04-9/30/05 $______________________
10/1/05-9/30/06 $______________________

Subcontractor's Name:___________________________________________________________
Address:________________________________________________________________________
Method Of Payment:______________________________________________________________
Function Performed:_____________________________________________________________

Estimated Value Of Contract:
10/1/03-9/30/04 $______________________
10/1/04-9/30/05 $______________________
10/1/05-9/30/06 $______________________

Subcontractor's Name:___________________________________________________________
Address:________________________________________________________________________
Method Of Payment:______________________________________________________________
Function Performed:_____________________________________________________________

Estimated Value Of Contract:
10/1/03-9/30/04 $______________________
10/1/04-9/30/05 $______________________
10/1/05-9/30/06 $______________________

OFFEROR'S KEY PERSONNEL (Page 1 of 1)

Indicate the names of the persons filling the following positions and the date (month/year) they began, or will begin, their staff assignment. In addition, the Offeror must attach detailed professional resumes (two pages maximum) and job descriptions for all key personnel to include, at a minimum, the following positions. If any of the following positions are filled by employees who do not spend their full time on the AHCCCS program, please describe their other duties. If personnel are not in place, submit minimum qualifications in place of resumes.

POSITION:                          NAME:            STARTING DATE:         # OF HOURS PER
                                                                          WEEK DEDICATED TO
                                                                           AHCCCS PROGRAM
Administrator
-------------------------------------------------------------------------------------------
Medical Director
-------------------------------------------------------------------------------------------
Chief Financial Officer
-------------------------------------------------------------------------------------------
Claims Administrator
-------------------------------------------------------------------------------------------
QM/UM Coordinator
-------------------------------------------------------------------------------------------
Provider Services Manager
-------------------------------------------------------------------------------------------
Member Services Manager
-------------------------------------------------------------------------------------------
Behavioral Health Coordinator
-------------------------------------------------------------------------------------------
Maternal Health/ EPSDT
Coordinator
-------------------------------------------------------------------------------------------
Grievance Coordinator
-------------------------------------------------------------------------------------------
Compliance Officer
-------------------------------------------------------------------------------------------

[END OF SECTION G]

SECTION H: EVALUATION FACTORS AND SELECTION PROCESS

AHCCCSA has established a scoring methodology which is designed to evaluate fairly an offeror's ability to provide cost-effective, high-quality contract services in a managed care setting in accordance with the AHCCCS overall mission and goals. The following factors will be evaluated and weighted in the order listed:

1. Provider Network
2. Capitation
3. Program
4. Organization
5. Extra Credit (optional)

It is anticipated that Capitation and the network development portion of Provider Network will be scored by Geographic Service Area. The remaining submission areas: the network management portion of Provider Network, Program, Organization and Extra Credit, are anticipated to be scored statewide, not specific to any Geographic Service Area (GSA). The scores received for each of the four required components will be weighted separately and combined to derive a final score for the Offeror, by GSA, prior to adding any extra credit earned. Contracts will be awarded to qualified offerors whose proposals are deemed to be most advantageous to the State in accordance with Section I, Paragraph 9, Award of Contract.

In the case of negligible differences between two or more competing proposals for a particular GSA, in the best interest of the state, AHCCCSA may consider the following factors in awarding the contract:

  *an Offeror who is an incumbent health plan and has performed in an adequate manner (in the interest of continuity of care); and/or
  *an Offeror who participates satisfactorily in other lines of AHCCCS business;
   and/or
  *an Offeror's past performance with AHCCCS.

Offerors are encouraged to submit a bid for more than one GSA and/ or for more than just urban GSAs.

AHCCCSA reserves the right to waive immaterial defects or omissions in this solicitation or submitted proposals. The Offeror should note that, if successful, it must meet all AHCCCS requirements, irrespective of what is requested and evaluated through this solicitation. The proposal provided by the Offeror will become part of the contract with AHCCCS.
________________________________________________________________________________
All of the components listed below will be evaluated against relevant statutes, AHCCCSA rules and policies and the requirements contained in this RFP.
The Offeror's Checklist (Attachment K) contains RFP references for each of these items:

1. PROVIDER NETWORK
The provider network will be evaluated and scored with reference to the Offeror's network development and network management. Network development is defined as the process of developing contractual arrangements with a sufficient number of providers capable of delivering all covered services to AHCCCS members in accordance with AHCCCSA standards (e. g., appointment times). AHCCCSA will use contracts and/ or completed Letters of Intent with other required materials to evaluate and score network development. A signed Letter of Intent will receive the same weight and consideration as a signed contract. The Offeror's network will be evaluated by service and by site in each GSA bid by the Offeror. The Offeror should note that Attachment B of this solicitation identifies minimum geographic standards for a provider network.

Network management is defined as the process by which the Offeror certifies, monitors, evaluates and communicates with its network. AHCCCSA anticipates evaluating and scoring the Offeror's submitted materials relative to the following areas:

a. Monitoring and management of network
b. Network communication
c. Capacity analysis, planning and development

2. CAPITATION
The Offeror shall submit initial capitation bids by risk group within a GSA. These initial bids will be evaluated and scored. The lowest bid within each GSA and risk group will receive the maximum allowable points. If a bid is below the actuarial rate range, the bid will be evaluated as if it were at the bottom of the actuarial rate range. No additional points will be given for bids below the actuarial rate range. Conversely, the highest bid (within or above the actuarial rate range) will receive the least number of points.

If AHCCCSA requests best and final offers, these offers will be scored using the same methodology as was used to score the initial bids. The initial bid will be weighted 60% and the final bid 40%.

Offerors should note that AHCCCSA may not offer the opportunity to submit best and final offers.

3. PROGRAM
AHCCCSA will evaluate the Offeror's responsiveness to the requirements of this solicitation and AHCCCSA policies. In particular, it is anticipated that the Offeror's proposal regarding the following will be evaluated:

a. Quality Management
b. Utilization Management
c. Disease Prevention/ Health Maintenance
d. Focused Health Needs
e. Member Services

4. ORGANIZATION
Organization refers to the Offeror's prospective ability to perform the administrative tasks necessary to support the requirements identified in this solicitation. It is anticipated that the following areas will be evaluated:

a. Organization and Staffing
b. Corporate Compliance
c. Grievance and Appeals
d. Claims (includes TPL)
e. Encounters
f. Financial Standards (includes Performance Bond)
g. Liability Management (IBNR and RBUCs)

5. EXTRA CREDIT
The Offeror will have the option of submitting, in its proposal, descriptions of programs/ initiatives it has implemented or will implement within the first year of the contract. These programs/ initiatives should be ones that go beyond the requirements of this RFP. AHCCCSA's purpose in allowing these submissions is to introduce innovations to improve the AHCCCS program. The programs/ initiatives should fit into one of the following three categories:

a. Use of Technology
b. Reduction of Hassle Factors for Providers
c. Community Involvement

The Offeror may submit up to three programs/initiatives, but should be aware that the total of extra credit points is limited, regardless of the number submitted. Offeror's should be aware that the points earned through extra credit responses may be significant enough to determine the outcome of contract awards.

Responses for extra credit will be scored by a group experienced in Medicaid managed care at the national level. Submission of these programs/initiatives is optional. If extra credit is awarded, the proposed programs/ initiatives will be included in the successful Offeror's special terms and conditions to the contract.

[END OF SECTION H]

SECTION I: INSTRUCTIONS TO OFFERORS

TABLE OF CONTENTS

1.  CONTENTS OF OFFEROR'S PROPOSAL.........................................97
2.  PROSPECTIVE OFFERORS' INQUIRIES.......................................104
3.  PROSPECTIVE OFFERORS' CONFERENCE AND TECHNICAL INTERFACE MEETING......105
4.  LATE PROPOSALS........................................................105
5.  WITHDRAWAL OF PROPOSAL ...............................................105
6.  AMENDMENTS TO RFP.....................................................105
7.  ON-SITE REVIEW........................................................105
8.  BEST AND FINAL OFFERS ................................................105
9.  AWARD OF CONTRACT ....................................................107
10. FEDERAL DEADLINE FOR SIGNING CONTRACT.................................108
11. RFP MILESTONE DATES...................................................108
12. AHCCCS BIDDER'S LIBRARY...............................................109
13. OFFEROR'S INABILITY TO MEET REQUIREMENTS..............................109

1. CONTENTS OF OFFEROR'S PROPOSAL
All proposals (original and seven copies) shall be organized with strict adherence to the Offeror's Checklist (Attachment K), as described in this section and submitted using the forms and specifications provided in this RFP. All pages of the Offeror's proposal must be numbered sequentially with documents placed in sturdy 3-inch, 3-ring binders. All responses shall be in 10 point font or larger with borders no less than 1/2". Unless otherwise specified, responses to each submission requirement should be limited to three 81/2" x 11" one sided, single spaced, type written pages. Erasures, interlineations or other modifications in the proposal must be initialed in original ink by the authorized person signing the offer. A policy, brochure, or reference to a policy or manual does not constitute an adequate response. AHCCCSA will not reimburse the Offeror the cost of proposal preparation.

It is the responsibility of the Offeror to examine the entire RFP, seek clarification of any requirement that may not be clear, and check all responses for accuracy before submitting its proposal. The proposal becomes a part of the contract; thus, what is stated in the proposal may be evaluated either during the proposal evaluation process or during other reviews. Proposals may not be withdrawn after the published due date and time.

All proposals will become the property of AHCCCSA. The Offeror may designate certain information to be proprietary in nature by typing the word "proprietary" on top of every page for which nondisclosure is requested.
Final determinations of nondisclosure, however, rest with the AHCCCSA Director. Regardless of such determinations, all portions of the Offeror's proposal, even pages that are proprietary, will be provided to CMS and its evaluation contractor.

All proposals shall be organized according to the following major categories:

I.   General Matters
II.  Provider Network
III. Capitation
IV.  Program
V.   Organization
VI.  Extra Credit

Each section shall be separated by a divider and contain all information requested in this solicitation. Numbering of pages should continue in sequence through each separate section. For example, "Provider Network" would begin with the page number following the last page number in "General Matters". Each section shall begin with a table of contents.

Proposals that are not submitted in conformance with the guidelines described herein will not be considered. References to various sections of the RFP document in Section I and Section K are intended to be of assistance and are not intended to represent all requirements. Other possible resources may be found in the Bidder's Library.

All responses incorporating examples of past performance and/ or outcome data must comply with the following requirements:

*  Incumbents must submit based on their AHCCCS acute care line of business
* New Offerors currently operating as Managed Care Organizations (MCO), must submit all historical information from the same MCO/ line of business
* New Offerors without current managed care operations are not expected to respond to historical submission requirements.

I.   General Matters

See the Offeror's Checklist (Attachment K) for information to be submitted under this section.

II.  Provider Network

The Offeror shall have in place an adequate network of providers capable of meeting contract requirements. Attachment B lists minimum geographic network requirements by GSA. The following specifies the submission requirements.

Required Submissions: Provider Network Development

1. The provider network must be submitted on a 3.5" floppy disk according to the specifications found in Attachment D (2). Supporting signed letters of intent or contracts must be available for review by AHCCCSA, when requested, as evidence of an understanding between the Offerer and provider (See Attachment D (1)). Letters of intent and/ or contracts should NOT be included with the Offerors proposal. AHCCCSA may verify any or all referenced letters of intent or contracts. Do not send letters of intent or contracts to AHCCCSA until instructed to do so.
Reference: Attachment D (1)

2. For each network hospital, provide a list of contracted physicians who have admitting privileges to that facility.
References: Section D, Paragraph 27, Network Development; Attachment B:
Geographic Service Area/Minimum Network Standards

3. Provide a list of network deficiencies in each GSA.
References: Section D, Paragraph 27, Network Development; Attachment B:
Geographic Service Area/Minimum Network Standards

Required Submissions: Provider Network Management

Monitoring and Managing the Network

4. Describe the process of monitoring and managing the provider network for compliance with AHCCCS network standards. Identify the staff involved in the process. (Limit 5 pages)
References: Section D, Paragraph 16, Staff Requirements and Support Services, Paragraph 27, Network Development, Paragraph 29, Network Management, Paragraph 30, Primary Care Provider Standards, Paragraph 31, Maternity Care Provider Standards and Paragraph 33, Appointment Standards

5. Describe how the results obtained through monitoring are used to manage the network and identify how provider issues are communicated within the organization.
Reference: Section D, Paragraph 29, Network Management

Network Communication
6. Explain the provider communication process. Address health plan accessibility to providers (including internal benchmarks), and provider orientation, education and training.
References: Paragraph 27, Network Development and Paragraph 29, Network
Management

7. Describe how provider satisfaction is/ will be assessed. What results were obtained and what changes were implemented after the last assessment?

Capacity Analysis/ Planning and Development
8. Provide a copy of the Offeror's Network Development and Management Plan. (No page limit)
Reference: Section D, Paragraph 27, Network Development (Provider Network Development and Management Plan)

9. Provide a synopsis of the Offerer's Disaster Recovery Plan as it relates to the provider network. (No page limit)
Reference: Section D, Paragraph 73, Business Continuity Plan

III. Capitation
Capitation is a fixed (per member) monthly payment to contractors for the provision of covered services to members. It is an actuarially sound amount to cover expected utilization and costs for the individual risk groups in a risk-sharing managed care environment. The Offeror must demonstrate that the capitation rates proposed are actuarially sound. In general terms, this means that the Offeror who is awarded a contract should be able to keep utilization at or near its proposed levels and that it will be able to contract for unit costs that average at or near the amounts shown on the Capitation Rates Calculation Sheet (CRCS). This requirement also applies to bids submitted in best and final offer rounds.

Prior Period Coverage (PPC) and HIV/ AIDS Supplement rates will be set by AHCCCS' actuaries and not bid by the Contractor. Due to the lack of complete historical data, the Title XIX Waiver Group and HIFA Parents' rates will also be set by AHCCCS' actuaries, rather than bid by the Contractor. See Section D, Paragraph 53, Compensation, for information regarding risk sharing for the Title XIX Waiver Group and PPC time period. All other rate codes, including the Delivery Supplemental Payment, will be subject to competitive bidding.

To facilitate the preparation of its capitation proposals, AHCCCSA will provide each Offeror with a Data Supplement. This data source should not be used as the sole source of information in making decisions concerning the capitation proposal. Each Offeror is solely responsible for research, preparation and documentation of its capitation proposal.

Required Submission: Capitation

10. The Offeror must submit its capitation proposal using the AHCCCSA bid web site. Instructions for accessing and using the web site will be issued by March 1, 2003. The Offeror must have an actuary who is a member of the American Academy of Actuaries certify that the bid submission is actuarially sound. This certification must be done with subsequent submissions in Best and Final Offer rounds (if applicable). The Offeror must also submit hard copy print outs of the web site CRCS. Refer to Section B and Attachment E for more details.

The Offeror must prepare and submit its capitation proposal assuming a $35,000 deductible level for regular reinsurance, for all rate codes, in all counties. AHCCCSA will provide a table of per member per month reinsurance adjustments to be made to capitation rates for those Contractors whose actual deductible level exceeds $35,000.

Capitation rates shall be submitted two ways: first, assuming all medical services are included in the capitation rates, and second, assuming that prescription drugs will be carved out of the capitation rates.
Prescription drugs are defined as "FDA approved legend or over the counter (OTC) products provided upon receipt of a valid prescription order and dispensed by a pharmacist in an outpatient setting."
When bidding with prescription drugs carved out, please factor the impact to the other medical service and administrative categories. AHCCCSA anticipates that in the event that prescription drugs are carved

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out, the entity with which AHCCCSA contracts will provide real time prescription drug data to the health plans in a standard National Council for Prescription Drug Programs (NCPDP) format The Offeror is expected to continue an integrated approach, including the use of prescriptive data, in the management of the member's care.

The Offeror's rate proposal will be deemed by AHCCCSA to include the costs of administrative adjustments required during the term of this contract.
References: Section D, Paragraph 53, Compensation, Paragraph 57, Reinsurance and Paragraph 75, Pending Legislative/Other Issues (Prescription Drugs)

IV. Program

Required Submissions: Program

Quality Management

11. Describe the process the Offeror uses to identify opportunities for quality improvements. In addition, include a description of a recent quality improvement project including initial identification, interventions and results of improvement efforts. (Limit 5 pages)
References: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM) and
Paragraph 24, Performance Standards

12. Describe how peer review is utilized in your organization and incorporated into your quality management process.
Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

13. Describe how quality of care complaints are handled including how they are identified, researched and resolved.
Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

Utilization Management

14. Describe the Offeror's process for monitoring utilization, development of intervention strategies for identified utilization issues and how the effectiveness of these interventions is monitored. Include examples of data and reports used to identify utilization trends. (Limit 5 pages text and no more than 5 sample report attachments)
Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

15. Describe the strategies used for pharmacy management, including the identification and management of members with unusual utilization patterns.
Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

16. Discuss the process for provider profiling including methods, criteria and actions taken based on profiling activities.
Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

17. Describe the process for ensuring consistent application of clinical criteria used in the authorization process for both outpatient and inpatient care.
Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

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18. Describe the Medical Director's role in utilization management activities, including availability to internal and external customers.
Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

Disease Prevention/ Health Maintenance
19. Describe planned health promotion, outreach, monitoring and evaluation of adult preventive services including well woman, well man and adult immunizations.
References: Section D, Paragraph 10, Scope of Services, Paragraph 23, Quality Management and Utilization Management (QM/ UM) and Paragraph 24, Performance Standards

20. Describe planned outreach, monitoring and evaluation strategies for Early and Periodic Screening, Diagnosis and Treatment (EPSDT) and explain how the EPSDT program is integrated within the organization. In addition to overall strategies, address activities aimed at healthy children aged 3 through 6 and adolescents. (Limit 5 pages)
References: Section D, Paragraph 10, Scope of Services, Paragraph 15, Pediatric Immunizations and the Vaccine for Children's Program, Paragraph 23, Quality Management and Utilization Management (QM/UM) and Paragraph 24, Performance Standards

21. Describe strategies, both implemented and those planned for implementation, to improve utilization of dental services to ensure increased member participation and increased provider participation. Include the process used to develop the strategies.
References: Section D, Paragraph 10, Scope of Services and Paragraph 24, Performance Standards

22. Describe how utilization of family planning services for all members is monitored and benchmarked.
References: Section D, Paragraph 10, Scope of Services and Paragraph 23, Quality Management and Utilization Management (QM/UM)

Focused Health Needs

23. Describe how members with special health needs are identified and how the information is used to provide comprehensive case or disease management.
References: Section D, Paragraph 11, Special Health Care Needs and Paragraph 23, Quality Management and Utilization Management (QM/UM)

24. Describe the Offeror's disease management programs, including how outcomes are assessed.
Reference: Section D, Paragraph 23, Quality Management and Utilization Management (QM/UM)

25. Describe how the Offeror ensures culturally competent care and specify how translation services are made available and provided to members with limited English proficiency.
References: Section D, Paragraph 18, Member Information and Paragraph 20, Cultural Competency

26. Describe planned outreach strategies for children with special health care needs and other hard to reach populations. Include the process used to develop the strategies.
References: Section D, Paragraph 10, Scope of Services, Paragraph 11, Special Health Care Needs and Paragraph 23, Quality Management and Utilization Management (QM/UM)

27. Discuss the maternity program and how processes are directed at achieving good birth outcomes.
Response should include, but is not limited to prenatal care entry process, identification and assessment of high-risk maternity patients, case management, outreach and monitoring activities.

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References: Section D, Paragraph 10, Scope of Services, Paragraph 23, Quality
Management and Utilization Management (QM/ UM), Paragraph 24, Performance Standards, Paragraph 31, Maternity Care Provider Standards and Paragraph 33, Appointment Standards

Member Services

28. Describe the member complaint and resolution process, including communications with other departments, benchmarks used and the average speed for resolution of complaints.
References: Section D, Paragraph 18, Member Information, Paragraph 23, Quality Management and Utilization Management (QM/UM), Paragraph 25, Grievance and Request for Hearing Process and Standards and Attachment H (1), Enrollee Grievance System Standards and Process

29. Explain the member communication process, addressing Offeror accessibility to members (including internal benchmarks), the development and distribution of written materials and member orientation and education.
References: Section D, Paragraph 8, Mainstreaming of AHCCCS Members, Paragraph 16, Staffing Requirements and Support Services, Paragraph 18, Member Information and Paragraph 20, Cultural Competency

30. Describe how the Offeror assesses member satisfaction. What changes were implemented after the last assessment?
References: Section D, Paragraph 4, Annual Enrollment Choice, Paragraph 19, Member Surveys, Paragraph 23, Quality Management and Utilization Management (QM/UM), Paragraph 25, Grievance and Request for Hearing Process and Standards and Attachment H (1), Enrollee Grievance System Standards and Process

V. Organization

Organization refers to the Offeror's ability to perform the administrative tasks necessary to support the requirements identified throughout this RFP. The following identifies the submission requirements.

Required Submissions: Organization

Organization and Staffing

31. Describe the Offeror's experience providing similar services to similar populations. Include any experience working with federally funded programs such as Medicare and Medicaid, and with managed care organizations.

32. Describe the organization's various committees. Include the purpose and composition (by title and functional area) of each committee. Describe how committee information flows within the organization.

33. Submit a copy of the organization's Disaster Recovery Plan. (No page limit)
Reference: Section D, Paragraph 73, Business Continuity Plan

Corporate Compliance

34. Describe the role of the Compliance Officer (CO). Identify the CO's major responsibilities, other than those related to corporate compliance, if any. What percentage of time will the CO spend on the AHCCCS program corporate compliance activities?
References: Section D, Paragraph 62, Corporate Compliance

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35. Describe how fraud is detected and reported including, but not limited to, how employees, members and providers will learn about fraud, and the process for reporting (both internally and externally) suspected fraud.
References: Section D, Paragraph 62, Corporate Compliance

Grievance and Appeals

36. Provide a flowchart and written description of the grievance and appeals processes; include both the informal and formal processes and general timeframes. Identify the staff that will be involved at each phase and provide their qualifications.
References: Section D, Paragraph 25, Grievance and Request for Hearing Process and Standards, Attachment H (1), Enrollee Grievance System Standards and Policy and Attachment H (2), Provider Grievance System Standards and Policy

37. Describe the process that will be used to ensure corrective action is taken with respect to deficiencies identified through the grievance system.
References: Section D, Paragraph 25, Grievance and Request for Hearing Process and Standards, Attachment H (1), Enrollee Grievance System Standards and Policy and Attachment H (2), Provider Grievance System Standards and Policy

Claims

38. Describe your claims process including, but not limited to, how timely and accurate claims payments are ensured, the remediation process when the Offeror's standards are not met, how coordination of benefits/TPL is done and how provider claims inquiries are handled.
References: Section D, Paragraph 38, ClaimsPayment System and Paragraph 58, Coordination of Benefits/Third Party Liability

39. What system is used to process claims? Are claims adjudication and payment outsourced from the Offeror's organization?

40. Submit October, November, and December 2002 month end claims aging.

Encounters

41. Describe your encounter submissions process including, but not limited to, how accuracy, timeliness and completeness are ensured and the remediation process when the Offeror's standards are not met.
References: Section D, Paragraph 64, Data Exchange Requirement, Paragraph 65, Encounter Data Reporting and Attachment I, Encounter Submission Requirements

Financial Standards

42. Submit the Offeror's plan for meeting the Performance Bond or Bond Substitute requirement including the type of bond to be posted, source of funding and timeline for meeting the requirement.
References: Section D, Paragraph 46, Performance Bond or Bond Substitute and Paragraph 47, Amount of Performance Bond

43. Submit a plan for meeting the minimum capitalization requirement.
Reference: Section D, Paragraph 45, Minimum Capitalization Requirements

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44. Provide the organization's two most recent audited financial statements.
Include the parent company's most recent statements as well, if applicable. (No page limit)

45. Submit verification of any contributions provided to the Offeror to improve its financial position after the audit (copies of bank statements and deposit slips), if applicable. (No page limit)

46. Provide enrollment figures for the two most recent audited financial statements.

47. Provide the organization's last four unaudited internally prepared quarterly financial statements with preparation dates indicated. (No page limit)

48. Submit financial forecasts for the first three years of the contract starting with October 1, 2003, including a balance sheet and a statement of revenues, expenses and changes in equity in at least the level of detail specified for annual audited financial statements as outlined in the Reporting Guide for Acute Care Contractors with the Arizona Health Care Cost Containment System. Include all assumptions used for the forecasts. (No page limit)

49. Submit financial viability calculations and results for the three-year financial projections.
Reference: Section D, Paragraph 50, Financial Viability Standards/Performance Guidelines

50. Describe the cost allocation plan, if applicable.
Reference: Section D, Paragraph 43, Management Services Subcontractors

Liability Management
51. Describe the Offeror's RBUC/ IBNR calculation methodology.
Reference: Section D, Paragraph 50, Financial Viability Standards/Performance Guidelines

VI. Extra Credit

Optional Submissions: Extra Credit

52. Submit a description of a program/ initiative( s), which goes beyond the requirements of this RFP and fits into one or more of the following categories; Use of Technology, Reduction of Hassle Factors for Providers or Community Involvement. With the description please include actual or anticipated results, how the program/ initiative will be evaluated, and a high level timeline. (Limit of three pages, plus the timeline for each program/initiative submitted. There is a limit of three program/ initiatives that may be submitted.)

2. PROSPECTIVE OFFERORS' INQUIRIES
Any questions related to this solicitation must be directed to Michael Veit, AHCCCSA Contracts and Purchasing. Offerors shall not contact or ask questions of other AHCCCSA staff unless authorized by the Contracting Officer.
Questions shall be submitted on disk, saved as a text file (. txt), along with a hard copy printout, prior to the Prospective Offerors' Conference
(submit by 5: 00 p. m. on February 14, 2003). Offerors must submit inquiries using Microsoft Word. Questions submitted by the deadline above may be addressed at the Prospective Offerors' Conference. The envelope must be marked "RFP Questions-Acute Care". Questions arising during the Conference, or those that cannot be answered at the Prospective Offerors' Conference, will be answered within a reasonable period in writing. Any correspondence pertaining to this RFP must refer to the appropriate page, section and paragraph number.

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3. PROSPECTIVE OFFERORS' CONFERENCE AND TECHNICAL INTERFACE MEETING
A New Offerors' Conference will be held on February 21, 2003, from 8: 30 a. m. until 9: 30, at AHCCCS' 701 E. Jefferson building in the Gold Room on the
3rd Floor. The purpose of this conference will be to orient new offerors to AHCCCS. Continuing offerors are welcome to attend, but the agenda will assume no prior familiarity with the AHCCCS program. From 10: 00 a. m.
to 12: 30 p. m., there will be a Prospective Offerors' conference for all new and continuing offerors. The purpose of this conference is to clarify the contents of this solicitation and to avoid any misunderstandings regarding AHCCCSA requirements. Any doubt as to the contents and requirements of this solicitation or any apparent omission or discrepancy should be presented at this conference. AHCCCSA will then determine the action necessary and issue a written amendment to the solicitation, if appropriate.

Also on February 21, 2003, from 2: 00 p. m. until 5: 00 p. m., a Technical Interface meeting will be held. The purpose of this meeting is to orient prospective offerors to the AHCCCS PMMIS system requirements and to answer any technical questions.

4. LATE PROPOSALS
Late proposals will not be considered.

5. WITHDRAWAL OF PROPOSAL
At any time prior to the proposal due date and time, the Offeror (or designated representative) may withdraw its proposal. Withdrawals must be provided in writing and submitted to Michael Veit, AHCCCSA, Contracts and Purchasing.

6. AMENDMENTS TO RFP
Amendments may be issued subsequent to the issue date of this solicitation. Receipt of solicitation amendments must be acknowledged by signing and returning the signature page of the amendment to Michael Veit, AHCCCS, Contracts and Purchasing.

7. ON-SITE REVIEW
Prior to contract award, all Offerors may be subject to on-site review(s) to determine that an infrastructure is in place that will support the provision of services to the acute population within the GSAs bid.

8. BEST AND FINAL OFFERS
AHCCCSA reserves the right to accept any or all initial offers without further negotiation and may choose not to request a best and final offer (BFO). Offerors are therefore advised to submit their most competitive offers at the outset. However, if it is considered in the best interest of the State, AHCCCSA may issue a written request to all offerors for a best and final offer in a particular geographic service area or areas. The purpose of a BFO request is to allow offerors an opportunity to resubmit bids for rate codes not previously accepted by AHCCCSA. This request will notify them of the date, time and place for the submission of their offers. In addition, AHCCCSA will disclose to each offeror which of its bid rates are acceptable (within or below actuarial rate range), and which are not acceptable (above the actuarial rate range). All offerors whose final bid rates fall below the bottom of the actuarial rate range will have their rates increased to the bottom of that rate range after the final BFO. If an offeror does not submit a notice of withdrawal or a best and final offer, its immediate previous offer will be considered its best and final offer.

All BFOs must be submitted via the AHCCCS website, as well as in accordance with Section B of the RFP.
AHCCCSA will limit the number of BFO rounds if it is in the best interest of the State. Offerors will be

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permitted, within the restrictions and limitations defined below, to adjust upward, a capitation rate for a rate code that was previously accepted to offset the reduction of a capitation rate in another rate code in the first BFO round only. These restrictions and limitations include, but are not limited to:

a. An offeror will be allowed to adjust upward a previously accepted rate code bid only during the first BFO round;

b. The weighted amount of BFO increase cannot exceed the weighted amount of BFO reduction. AHCCCSA will furnish the Offeror, in the Data Supplement, the enrollment percentages, by rate code, by GSA, to be used in determining the weighted amount. Should the weighted amount of the adjustment exceed the weighted amount of the BFO reduction, AHCCCSA shall reject the first BFO and the adjustment (costing the Offeror the loss of the first BFO round in that GSA). Since a rate code can only be adjusted during the first BFO round, the Offeror will lose the opportunity to make an upward capitation adjustment to previously accepted rate code bids in that GSA. For example, assume that SSI w/o Medicare was the rate code where a BFO was needed and the offeror reduced this rate by $10 PMPM. Also assume the SSI w/o Medicare rate code accounted for 9% of the members in the GSA.

   Weighted Average Capitation Reduction -9% X $10.00 = $. 90

   Assume the rate code adjusted upward was TANF and this rate code was
   increased by $2.00 PMPM.    Also assume this rate code accounted for 50% of
   the members in the GSA.

   Weighted Average Capitation Increase -50% X $2.00 = $1.00

   Therefore, the BFO would be rejected because the weighted amount of the BFO adjustment exceeded the weighted amount of the BFO reduction.

c. Offerors will not be allowed to decrease a bid in a BFO round if the initial bid was below the bottom of the rate range. If such a BFO is submitted it will be rejected.

d. If an adjustment during the initial BFO round causes the Offeror to exceed the upper range of any rate code, AHCCCSA will reject the adjustment and return the (adjusted) rate code to the initial capitation rate bid by the Offeror. Since a previously accepted rate code bid can only be adjusted during the first BFO round, the Offeror will lose the opportunity to make an upward capitation adjustment for this rate code.

e. AHCCCSA reserves the sole right to accept or reject any adjustment. The Offeror by submitting an adjustment to a rate code is requesting approval by AHCCCSA; such approval shall not be automatic. If an initial bid is below the bottom of a rate range, it cannot be adjusted downward by the Offeror in a BFO round.

Capitation Rates Offered after the BFOs: As stated above, AHCCCSA may limit the number of BFO rounds. After the final BFO round is complete, provided it is in the best interest of the State, AHCCCSA will cease issuing BFO requests. At this point, should the Offeror have a rate code( s) without an accepted capitation rate, AHCCCSA shall offer a capitation rate to the Offeror. The capitation rate offered should be somewhere in the bottom half of the rate range (specific placement to be determined by AHCCCSA and its actuaries). Note that all rates offered in this manner shall be identical for all offerors in the same GSA and rate code.

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9. AWARD OF CONTRACT
AHCCCSA has determined that the provision of covered services to eligible populations in the Geographic Service Areas as described below will stabilize risk sharing. The Offeror must therefore bid on at least one entire
GSA in order to be considered for a contract award. Although AHCCCSA encourages Offerors to bid on multiple GSAs, AHCCCSA may limit the number of GSA's awarded to any one offeror, if deemed in the best interest of the State. Notwithstanding any other provision of this solicitation, AHCCCSA expressly reserves the right to:

a. Waive any immaterial mistake or informality;
b. Reject any or all proposals, or portions thereof; and/or
c. Reissue a Request for Proposal

If two plans or their parents merge after obtaining contract awards, AHCCCSA retains the right to address each merger issue on an individual basis according to what is deemed in the best interest of the State.

If there are significant compliance issues with a current plan or a plan's contract in a particular county has been previously terminated, AHCCCSA retains the right to address each compliance or termination issue on an individual basis according to what is deemed in the best interest of the State. A new bid proposal may not be accepted until it has been determined that the reason for the significant compliance or termination issue has been resolved and there is a reasonable assurance that it will not recur.

A response to this Request for Proposals is an offer to contract with AHCCCSA based upon the terms, conditions, scope of work and specifications of the RFP. All of the terms and conditions of the contract are contained in this solicitation, solicitation amendments and subsequent contract amendments, if any, signed by the Contracting Officer. Proposals do not become contracts unless and until they are accepted by the Contracting Officer. A contract is formed when the AHCCCSA Contracting Officer signs the award page and provides written notice of the award( s) to the successful offeror( s), and the Offeror accepts any special provisions to the contract and the final rates awarded. AHCCCSA may also, at its sole option, modify any requirements described herein. All offerors will be promptly notified of award.

AHCCCSA reserves the right to specify and/ or modify the number of contracts to be awarded in any GSA. AHCCCSA anticipates awarding contracts as follows:

GSA #: 		County or Counties 			Number of Awards:
================================================================================
2 		Yuma, La Paz 				Maximum of 2
4 		Apache, Coconino, Mohave, and Navajo 	Maximum of 2
6 		Yavapai 				Maximum of 2
8 		Gila, Pinal 				Maximum of 2
10 		Pima, Santa Cruz* 			Maximum of 5
12 		Maricopa 				Maximum of 6
14 		Graham, Greenlee, Cochise 		Maximum of 2

Note: *AHCCCS anticipates awarding up to five contracts in the Pima County portion of the Pima/ Santa Cruz GSA. Contracts will be awarded to two of the five Pima contract awardees in Santa Cruz.

An existing contractor in Maricopa or Pima County who is not awarded a new contract may request to have its enrollment capped and to continue providing services under the terms and condition of this new RFP.
AHCCCSA may, at its sole option, grant or deny such a request. If AHCCCSA approves such an enrollment cap,

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the Contractor would continue to serve its existing members but would not receive any new members. The enrollment cap will not be lifted during the term of this or any subsequent contract period unless one of the following conditions exist:

a. Another contractor is terminated and increased member capacity is needed, or
b. Legislative action creates a sudden and substantial increase in the overall AHCCCS population, or
c. Extraordinary and unforeseen circumstances make such an action necessary and in the best interest of the State.

If an existing contractor is not awarded a new or capped (as mentioned above) contract, an open enrollment will be held, as described in Section D, Paragraph 5 of this document. The costs of this open enrollment shall be shared by each of the Contractors within the pertinent GSA and AHCCCSA.

Subsequent to the award of contracts, in the event of significant non-compliance issues with a Contractor in a particular GSA, AHCCCSA may refer back to the results of the evaluation of this solicitation and select another
Contractor for a particular GSA that is considered to be in the best interest of the State.

Finally, successful bidders should be prepared to submit sample subcontracts for approval as soon as possible after the contract award. AHCCCSA will expedite the approval process.

10. FEDERAL DEADLINE FOR SIGNING CONTRACT
The Center for Medicare and Medicaid Services (CMS) has imposed strict deadlines for finalization of contracts in order to qualify for federal financial participation. This contract, and all subsequent amendments, must be completed and signed by both parties, and must be available for submission to CMS prior to the beginning date for the contract term (October 1, 2003). All public entity Offerors must ensure that the approval of this contract is placed on appropriate agendas well in advance to ensure compliance with this deadline. Any withholding of federal funds caused by the Offeror's failure to comply with this requirement shall be borne in full by the Offeror.

11. RFP MILESTONE DATES
The following is the schedule of events regarding the solicitation process:

Activity 						Date
================================================================================
RFP Issued 						February 3, 2003
Technical Assistance and RFP Questions Due 		February 14, 2003
New Offerors Orientation 				February 21, 2003
Prospective Offerors Conference and Technical
Assistance Session 					February 21, 2003
PMMIS Technical Interface Meeting 			February 21, 2003
RFP Amendment Issued, if necessary 			February 28, 2003
Access to Web-Based Capitation Bid Submission Available March 3, 2003
Second Set of Technical Assistance Questions Due 	March 7, 2003
Second RFP Amendment Issued, if necessary 		March 14, 2003
Proposals Due by 3:00 P. M. 				March 31, 2003
Contracts Awarded 					May 1, 2003
Readiness Reviews Begin 				July 1, 2003
New Contracts Effective 				October 1, 2003

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12. AHCCCS BIDDER'S LIBRARY
The Bidders Library contains critical reference material on AHCCCS policies and performance requirements. References are made throughout this solicitation to material in the Bidder's Library and offerors are responsible for the contents of such referenced material as if they were printed in full herein. All such material is incorporated into the contract by reference.
The Bidder's Library is located at 701 E. Jefferson, Phoenix, AZ. Please contact Michael Veit at (602) 417-4762 for further information or appointment times. Portions of the material contained in the Library are also available on the AHCCCS website at www. ahcccs. state. az. us.

13. OFFEROR'S INABILITY TO MEET REQUIREMENTS
If a potential offeror cannot meet the minimum capitalization requirements, the performance bond requirements, or the minimum network standards described herein, AHCCCSA requests that the potential offeror not submit a bid.

[END OF SECTION I]

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SECTION J: LIST OF ATTACHMENTS

Attachment A: Minimum Subcontract Provisions
Attachment B: Geographic Service Area; Minimum Network Requirements Attachment C: Management Services Subcontractor Statement
Attachment D: Sample Letter of Intent: Network Submission Requirements Attachment E: Instructions for Preparing Capitation Proposal
Attachment F: Periodic Reporting Requirements
Attachment G: Auto-Assignment Algorithm
Attachment H: Grievance System Standards and Policy
Attachment I: Encounter Submission Requirements
Attachment J: EPSDT Schedules
Attachment K: Offeror's Checklist

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ATTACHMENT A: MINIMUM SUBCONTRACT PROVISIONS

[The following provisions must be included verbatim in every subcontract.]

1) ASSIGNMENT AND DELEGATION OF RIGHTS AND RESPONSIBILITIES
No payment due the Subcontractor under this subcontract may be assigned without the prior approval of AHCCCSA. No assignment or delegation of the duties of this subcontract shall be valid unless prior written approval is received from AHCCCSA. (AAC R2-7-305)

2) AWARDS OF OTHER SUBCONTRACTS
AHCCCSA and/ or the Contractor may undertake or award other contracts for additional or related work to the work performed by the Subcontractor and the Subcontractor shall fully cooperate with such other Contractors, subcontractors or state employees. The Subcontractor shall not commit or permit any act which will interfere with the performance of work by any other contractor, subcontractor or state employee. (AAC R2-7-308)

3) CERTIFICATION OF COMPLIANCE-ANTI-KICKBACK AND LABORATORY TESTING
By signing this subcontract, the Subcontractor certifies that it has not engaged in any violation of the Medicare Anti-Kickback statute (42 USC Sec. 1320a-7b) or the "Stark I" and "Stark II" laws governing related-entity referrals (PL 101-239 and PL 101-432) and compensation there from. If the Subcontractor provides laboratory testing, it certifies that it has complied with 42 CFR Sec. 411.361 and has sent to AHCCCSA simultaneous copies of the information required by that rule to be sent to the Health Care Financing Administration. (42 USC Sec. 1320a-7b; PL 101-239 and PL 101-432;
42 CFR Sec. 411.361)

4) CERTIFICATION OF TRUTHFULNESS OF REPRESENTATION
By signing this subcontract, the Subcontractor certifies that all representations set forth herein are true to the best of its knowledge. No payment due the Contractor under this subcontract may be assigned without the prior approval of AHCCCSA. No assignment or delegation of the duties of this subcontract shall be valid unless prior written approval is received from AHCCCSA.

5) CLINICAL LABORATORY IMPROVEMENT AMENDMENTS OF 1988
The Clinical Laboratory Improvement Amendment (CLIA) of 1988 requires laboratories and other facilities that test human specimens to obtain either a CLIA Waiver or CLIA Certificate in order to obtain reimbursement from the Medicare and Medicaid (AHCCCS) programs. In addition, they must meet all the requirements of 42 CFR 493, Subpart A.

To comply with these requirements, AHCCCSA requires all clinical laboratories to provide verification of CLIA Licensure or Certificate of Waiver during the provider registration process. Failure to do so shall result in either a termination of an active provider ID number or denial of initial registration. These requirements apply to all clinical laboratories.

Pass-through billing or other similar activities with the intent of avoiding the above requirements are prohibited. The Contractor may not reimburse providers who do not comply with the above requirements. (CLIA of 1988;
42 CFR 493, Subpart A)

6) COMPLIANCE WITH AHCCCSA RULES RELATING TO AUDIT AND INSPECTION
The Subcontractor shall comply with all applicable AHCCCS Rules and Audit Guide relating to the audit of the Subcontractor's records and the inspection of the Subcontractor's facilities. If the Subcontractor is an inpatient facility, the Subcontractor shall file uniform reports and Title XVIII and Title XIX cost reports with AHCCCSA. (ARS 41-2548; 45 CFR 74.48 (d))

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7) COMPLIANCE WITH LAWS AND OTHER REQUIREMENTS
The Subcontractor shall comply with all federal, State and local laws, rules, regulations, standards and executive orders governing performance of duties under this subcontract, without limitation to those designated within this subcontract. (Requirement for FFP, 42 CFR 434.70)

8) CONFIDENTIALITY REQUIREMENT
Confidential information shall be safeguarded pursuant to 42 CFR Part 431, Subpart F, ARS Sec. 36-107, 36-2903, 41-1959 and 46-135, AHCCCS Rules and Health Insurance Portability and Accountability Act (Public Law 107-
191, 110 Statutes 1936).

9) CONFLICT IN INTERPRETATION OF PROVISIONS
In the event of any conflict in interpretation between provisions of this subcontract and the AHCCCS Minimum Subcontract Provisions, the latter shall take precedence.

10) CONTRACT CLAIMS AND DISPUTES
Contract claims and disputes arising under A.R.S. Sec. Title 36, Chapter 29 shall be adjudicated in accordance with AHCCCS Rules. (A.R.S. Sec. Title 36, Chapter 29; AAC R2-7-916; AAC R9-22-802)

11) ENCOUNTER DATA REQUIREMENT
If the Subcontractor does not bill the Contractor (e. g., Subcontractor is capitated), the Subcontractor shall submit encounter data to the Contractor in a form acceptable to AHCCCSA.

12) EVALUATION OF QUALITY, APPROPRIATENESS, OR TIMELINESS OF SERVICES
The Arizona Health Care Cost Containment System Administration (AHCCCSA) or the U. S. Department of Health and Human Services may evaluate, through inspection or other means, the quality, appropriateness or timeliness of services performed under this subcontract. (ARS 36-2903. C., (8.);
ARS 36-2903.02; AAC 9-22-522)

13) FRAUD AND ABUSE
If the Subcontractor discovers, or is made aware, that an incident of potential fraud or abuse has occurred, the Subcontractor shall report the incident to the prime Contractor as well as to AHCCCSA, Office of Program
Integrity. Incidents involving potential member eligibility fraud should be reported to AHCCCSA, Office of Managed Care, Member Fraud Unit. All other incidents of potential fraud should be reported to AHCCCSA, Office of the Director, Office of Program Integrity. (ARS 36-2918.01;
AAC R9-22-511.)

14) GENERAL INFORMATION
The parties to this contract agree that AHCCCS shall be indemnified and held harmless by the Contractor and Subcontractor for the vicarious liability of AHCCCS as a result of entering into this contract. However, the parties further agree that AHCCCS shall be responsible for its own negligence. Each party to this contract is responsible for its own negligence.

15) INSURANCE
[This provision applies only if the Subcontractor provides services directly to AHCCCS members]

The Subcontractor shall maintain for the duration of this subcontract a policy or policies of professional liability insurance, comprehensive general liability insurance and automobile liability insurance in amounts that meet AHCCCS requirements. The Subcontractor agrees that any insurance protection required by this subcontract, or otherwise obtained by the Subcontractor, shall not limit the responsibility of Subcontractor to indemnify, keep and save harmless and defend the State and AHCCCSA, their agents, officers and employees as provided herein. Furthermore, the Subcontractor shall be fully responsible for all tax obligations, Worker's Compensation Insurance, and all other applicable insurance coverage, for itself and its employees, and AHCCCSA shall have no responsibility or liability for any such taxes or insurance coverage. (45 CFR Part 74)

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16) LIMITATIONS ON BILLING AND COLLECTION PRACTICES
The Subcontractor shall not bill, nor attempt to collect payment directly or through a collection agency from a person claiming to be AHCCCS eligible without first receiving verification from AHCCCSA that the person was ineligible for AHCCCS on the date of service, or that services provided were not AHCCCS covered services. (AAC R9-22-702 and R9-22-201( J))

17) MAINTENANCE OF REQUIREMENTS TO DO BUSINESS AND PROVIDE SERVICES
The Subcontractor shall be registered with AHCCCSA and shall obtain and maintain all licenses, permits and authority necessary to do business and render service under this subcontract and, where applicable, shall comply with all laws regarding safety, unemployment insurance, disability insurance and worker's compensation.

18) NON-DISCRIMINATION REQUIREMENTS
The Contractor shall comply with State Executive Order No. 99-4, which mandates that all persons, regardless of race, color, religion, sex, national origin or political affiliation, shall have equal access to employment opportunities, and all other applicable Federal and state laws, rules and regulations, including the Americans with Disabilities Act and Title VI.
The Contractor shall take positive action to ensure that applicants for employment, employees, and persons to whom it provides service are not discriminated against due to race, creed, color, religion, sex, national origin or disability. (Federal regulations, State Executive order # 99-4 &
AAC R9-22-513)

19) PRIOR AUTHORIZATION AND UTILIZATION REVIEW
The Contractor and Subcontractor shall develop, maintain and use a system for Prior Authorization and Utilization Review that is consistent with AHCCCS Rules and the Contractor's policies. (AAC R9-22-522)

20) RECORDS RETENTION

a. The Contractor shall maintain books and records relating to covered services and expenditures including reports to AHCCCSA and working papers used in the preparation of reports to AHCCCSA. The Contractor shall comply with all specifications for record keeping established by AHCCCSA. All books and records shall be maintained to the extent and in such detail as required by AHCCCS Rules and policies. Records shall include but not be limited to financial statements, records relating to the quality of care, medical records, prescription files and other records specified by AHCCCSA.

b. The Contractor agrees to make available at its office at all reasonable times during the term of this contract and the period set forth in the following paragraphs, any of its records for inspection, audit or reproduction by any authorized representative of AHCCCSA, State or Federal government.

c. The Contractor shall preserve and make available all records for a period of five years from the date of final payment under this contract.

d. If this contract is completely or partially terminated, the records relating to the work terminated shall be preserved and made available for a period of five years from the date of any such termination. Records which relate to grievances, disputes, litigation or the settlement of claims arising out of the performance of this contract, or costs and expenses of this contract to which exception has been taken by AHCCCSA, shall be retained by the Contractor for a period of five years after the date of final disposition or resolution thereof. (45 CFR 74.53; ARS 41-2548)

21) SEVERABILITY
If any provision of these standard subcontract terms and conditions is held invalid or unenforceable, the remaining provisions shall continue valid and enforceable to the full extent permitted by law.

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22) SUBJECTION OF SUBCONTRACT
The terms of this subcontract shall be subject to the applicable material terms and conditions of the contract existing between the Contractor and AHCCCSA for the provision of covered services.

23) TERMINATION OF SUBCONTRACT
AHCCCSA may, by written notice to the Subcontractor, terminate this subcontract if it is found, after notice and hearing by the State, that gratuities in the form of entertainment, gifts, or otherwise were offered or given by the Subcontractor, or any agent or representative of the Subcontractor, to any officer or employee of the State with a view towards securing a contract or securing favorable treatment with respect to the awarding, amending or the making of any determinations with respect to the performance of the Subcontractor; provided, that the existence of the facts upon which the state makes such findings shall be in issue and may be reviewed in any competent court. If the subcontract is terminated under this section, unless the Contractor is a governmental agency, instrumentality or subdivision thereof, AHCCCSA shall be entitled to a penalty, in addition to any other damages to which it may be entitled by law, and to exemplary damages in the amount of three times the cost incurred by the Subcontractor in providing any such gratuities to any such officer or employee. (AAC R2-5-501; ARS 41-2616 C.; 42 CFR 434.6, a. (6))

24) VOIDABILITY OF SUBCONTRACT
This subcontract is voidable and subject to immediate termination by AHCCCSA upon the Subcontractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or upon assignment or delegation of the subcontract without AHCCCSA's prior written approval.

25) WARRANTY OF SERVICES
The Subcontractor, by execution of this subcontract, warrants that it has the ability, authority, skill, expertise and capacity to perform the services specified in this contract.

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ATTACHMENT B: MINIMUM NETWORK STANDARDS
Minimum Network Standards
(By Geographic Service Area)


INSTRUCTIONS:
Contractors shall have in place an adequate network of providers capable of meeting contract requirements. The information that follows describes the minimum network requirements by Geographic Service Area (GSA).
In some GSAs there are required service sites located outside of the geographical boundary of a GSA. The reason for this relates to practical access to care. In certain instances, a member must travel a much greater distance to receive services within their assigned GSA, if the member were not allowed to receive services in an adjoining GSA or state.

Split zip codes occur in some counties. Split zip codes are those which straddle two different counties. Enrollment for members residing in these zip codes is based upon the county and GSA to which the entire zip code has been assigned by AHCCCS. The Contractor shall be responsible for providing services to members residing in the entire zip code that is assigned to the GSA for which the Contractor has agreed to provide services. The split zip codes GSA assignments are as follows:

                 SPLIT BETWEEN         COUNTY ASSIGNED
ZIP CODE         THESE COUNTIES              TO              ASSIGNED GSA
--------      --------------------     ---------------       ------------
 85220         Pinal and Maricopa          Maricopa               12
 85242         Pinal and Maricopa          Maricopa               12
 85292           Gila and Pinal              Gila                  8
 85342        Yavapai and Maricopa         Maricopa               12
 85358        Yavapai and Maricopa         Maricopa               12
 85390        Yavapai and Maricopa         Maricopa               12
 85643         Graham and Cochise          Cochise                14
 85645         Pima and Santa Cruz        Santa Cruz              10
 85943          Apache and Navajo          Navajo                  4
 86336        Coconino and Yavapai         Yavapai                 6
 86351        Coconino and Yavapai         Coconino                4
 86434          Mohave and Yavapai         Yavapai                 6
 86340        Coconino and Yavapai         Yavapai                 6

If outpatient specialty services (OB, family planning, internal medicine and pediatrics) are not included in the primary care provider contract, at least one subcontract is required for each of these specialties in the service sites specified.

In Tucson (GSA 10) and Metropolitan Phoenix (GSA 12), the Contractor must demonstrate its ability to provide PCP, dental and pharmacy services so that members do not have to travel more than 5 miles from their residence. Metropolitan Phoenix is defined on the Minimum Network Standard page specific to GSA # 12.

				-115-
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At a minimum, the Contractor shall have a physician with admitting and treatment privileges with each hospital in its network. Contractors in GSA 10 and/or
GSA 12 must contract with physicians with admitting privileges in at least one hospital in each service district (see specific GSA requirements). Should the Hospital Reimbursement Pilot Program be renewed as discussed in Section D, Paragraph 40, Hospital Subcontracting and Reimbursement, the Contractor shall contract with at least one hospital in each service district.

Provider categories required at various service delivery sites included in the Service Area Minimum Network Standards are indicated as follows:

H  Hospitals
P Primary Care Providers (physicians, certified nurse practitioners and physician assistants)
D  Dentists
Ph Pharmacies

HOSPITALS IN PHOENIX METROPOLITAIN AREA (By service district, by zip code)

DISTRICT 1
85006 	Good Samaritan Regional Medical Center
	St. Luke's Medical Center
85008 	Maricopa Medical Center
85013 	St. Joseph's Hospital & Medical Center
85020 	John C. Lincoln Hospital-North Mountain

DISTRICT 2
85015 	Phoenix Baptist Hospital & Medical Center
85027 	John C. Lincoln Hospital-Deer Valley
85306 	Thunderbird Samaritan Medical Center
85308 	Arrowhead Community Hospital & Medical Center
85351 	Walter O. Boswell Memorial Hospital
85375 	Del E. Webb Memorial Hospital
85031 	Maryvale Hospital Medical Center

DISTRICT 3
85032 	Paradise Valley Hospital
85054 	Mayo Clinic Hospital
85251 	Scottsdale Healthcare-Osborn
85261 	Scottsdale Healthcare-Shea

DISTRICT 4
85201 	Mesa General Hospital Medical Center
	Mesa Lutheran Hospital
85202 	Desert Samaritan Medical Center
85206 	Valley Lutheran Hospital
85224 	Chandler Regional Hospital
85281 	Tempe St. Luke's Hospital

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HOSPITALS IN TUCSON METROPOLITAN AREA (By service district, by zip code)

DISTRICT 1
85719 	University Medical Center
85741 	Northwest Hospital
85745 	Carondelet St. Mary's Hospital

DISTRICT 2
85711 	Carondelet St. Joseph's Hospital
85712 	El Dorado Hospital
	Tucson Medical Center
85713 	Kino Community Hospital

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

Geographic Service Area 2 COUNTIES: LA PAZ AND YUMA
H=Hospital P=Primary Care Physician D=Dentist Ph=Pharmacy

Hospitals
Blythe, CA
Lake Havasu City
Parker
Yuma

Primary Care Providers Blythe, CA
Lake Havasu City
Parker
San Luis
Somerton
Wellton
Yuma

Dentists Blythe, CA
Lake Havasu City
Parker
San Luis
Yuma

Pharmacies Blythe, CA
Lake Havasu City
Parker
Somerton
San Luis
Yuma
[GRAPH]

Geographic Service Area 4
COUNTIES: APACHE, COCONINO, MOHAVE, AND NAVAJO
H=Hospital P=Primary Care Physician D=Dentist Ph=Pharmacy

Hospitals
Bullhead City
Flagstaff
Gallup, NM
Kanab, UT
Kingman
Lake Havasu City
Needles, CA
Page
Payson
Show Low Springerville
St. George, UT
Winslow

Primary Care Providers
Ash Fork/Seligman
Bullhead City Colorado City/Hilldale/ Kanab, UT
Flagstaff
Fort Mohave
Gallup, NM
Holbrook
Kingman
Lake Havasu City
Page
Payson
Sedona
Show Low/Pinetop/Lakeside
Snowflake/Taylor
Springerville/Eager
St. George, UT/Mesquite, NV
St. Johns
Williams
Winslow
[GRAPH]

Geographic Service Area 6
COUNTY: YAVAPI
H=Hospital P=Primary Care Physician D=Dentist Ph=Pharmacy

Hospitals
Cottonwood
Flagstaff
Phoenix
Prescott

Primary Care Providers
Ash Fork/Seligman
Camp Verde
Cottonwood
Phoenix/Wickenburg
Prescott
Prescott Valley
Sedona

Dentists
SAME AS PRIMARY CARE PROVIDERS

Pharmacies
SAME AS PRIMARY CARE PROVIDERS
(except for Ash Fork/Seligman, no pharmacy required)
[GRAPH]

Geographic Service Area 8
H=Hospital P=Primary Care Physician D=Dentist Ph=Pharmacy
COUNTIES: PINAL AND GILA

Hospital
Casa Grande
Globe
Mesa
Payson

Primary Care Providers
Apache Junction
Casa Grande
Coolidge/Florence
Eloy
Globe/Miami/Claypool
Kearney
Mammoth/San Manuel/Oracle
Mesa
Payson

Dentists
Apache Junction
Casa Grande
Coolidge/Florence
Eloy
Globe/Miami/Claypool
Kearney
Mammoth/San Manuel/Oracle
Mesa
Payson

Pharmacies
Apache Junction
Casa Grande
Coolidge/Florence
Globe/Miami/Claypool
Kearney
Mammoth/San Manuel/Oracle
Mesa
Payson
[GRAPH]

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Geographic Service Area 10
H=Hospital P=Primary Care Physician D=Dentist Ph=Pharmacy
COUNTY: PIMA AND SANTA CRUZ

Hospital
Tucson
District 1
Contract Required
District 2
Contract Required
Nogales
Physician(s) w/admit and
treatment privileges required

Primary Care Providers
Ajo
Green Valley
Marana
Nogales
Oro Valley
Tucson
Dentists
SAME AS PRIMARY CARE
PROVIDERS

Pharmacies
SAME AS PRIMARY CARE
PROVIDERS

[GRAPH]

Geographic Service Area 12
H=Hospital P=Primary Care Physician D=Dentist Ph=Pharmacy
COUNTY: MARICOPA

Hospital
Metropolitan Phoenix*
District 1
Contract Required
District 2
Contract Required
District 3
Contract Required
District 4
Contract Required

Primary Care Providers
Buckeye
Cave Creek/Carefree
Gila Bend
Goodyear/Litchfield Park
Metropolitan Phoenix*
Queen Creek
Wickenburg

Dentists
Buckeye/Goodyear/Litchfield Park
Metropolitan Phoenix*
Wickenburg

Pharmacies
Buckeye
Cave Creek/Carefree
Goodyear/Litchfield Park
Metropolitan Phoenix*
Wickenburg

*For Purposes of this RFP, Metropolitan Phoenix encompasses the following:
Apache Junction, Avondale, Chandler, El Mirage, Fountain Hills, Gilbert, Glendale, Mesa, Paradise Valley, Peoria, Phoenix, Scottsdale, Sun City/Sun City West, Surprise, Tempe, Tolleson, and Youngtown. Within this area, distance standards must be met as specified in Attachment B.

[GRAPH]

Geographic Service Area 14
H=Hospital P=Primary Care Physician D=Dentist Ph=Pharmacy
COUNTIES: COCHISE, GRAHAM AND GREENLEE

Hospital
Benson
Bisbee
Douglas
Safford
Sierra Vista
Tucson
Willcox

Primary Care Providers
Benson
Bisbee
Douglas
Morenci/Clifton
Safford
Sierra Vista
Willcox

Dentists
Benson/Willcox
Bisbee
Douglas
Morenci/Clifton
Safford
Sierra Vista

Pharmacies
Benson
Bisbee
Douglas
Morenci/Clifton
Safford/Thatcher
Sierra Vista
Willcox
[GRAPH]

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ATTACHMENT C: MANAGEMENT SERVICES SUBCONTRACTOR STATEMENT

INSTRUCTIONS: A Management Services Subcontractor is defined as a marketing organization or any other organization or person agreeing to perform any administrative function or service for the Contractor specifically related to securing or fulfilling the Contractor's obligations to AHCCCSA. This includes, but is not limited to, third-party administrators, firms or persons who manage operations of the Contractor such as marketing, automatic data processing, claims processing, quality management, utilization management, prior authorization and other management functions.

All Management Services Subcontractors are required to have an annual financial audit. A copy of this audit must be filed with AHCCCSA within 120 days of the Subcontractor's fiscal year end. Failure to file a copy may result in withdrawal of AHCCCSA approval.

Attach to this proposal a signed copy of the Management Subcontract for Contract Year 04 (10/1/03-9/30/04) in addition to all information requested below. If the existing subcontract is for multiple terms, attach the original management subcontract and all amendments. When making attachments to this section, please refer to the question number and the item heading.

				*******

MANAGEMENT SERVICES SUBCONTRACTOR STATEMENT
NAME OF BUSINESS _______________________________________________________________

ADDRESS ______________________ CITY ______________ STATE ____ ZIP_____

PHONE NO. ____________________________________

1. Type of Business (check appropriate box)
[ ] Individual [ ] Partnership [ ] Corporation [ ] Joint Venture [ ] Government
[ ] Other (Describe)

If a corporation, indicate type:________________________________________________

2. Incorporated in the State of:________________________

If incorporated in a state other than Arizona, do you have a certificate to do business in the State of Arizona? Yes_____ No_____.
If yes, type of certificate and with what agency or administration is it filed: _________________________ .

3. Who is your Statutory Agent for the State of Arizona:
Name__________________________________________________Phone_____________________

Address________________________________________Stata:_______________ Zip:_______

4. Parent Company and Employer Identification Number

For the purpose of this RFP, a parent company is defined as one which either owns or controls the activities and basic business policies of the Management Services Subcontractor. To own another company means the parent company must own at least a majority (more than 50%) of the voting rights in the company. To control another company, such ownership is not required; if such company is able to formulate, determine, or veto business policy decisions of the Management Services Subcontractor, such other company is considered the parent company of the Management Services Subcontractor.

Is the Management Services Subcontractor owned or controlled by a parent company as described above? Yes_____ No_____.
If yes, insert in the space below the name and main office address of the parent company.

Name____________________________________________________________________________

Address_______________________________________________ State _________ Zip______

5. Organization Chart
Attach a copy of your staff functional organizational chart, setting forth lines of authority, responsibility and communication which will pertain to this proposal.

6. If other than a government agency, when was your organization formed?________ If your organization is a corporation, attach a list of the names and addresses of the Board of Directors.

7. License/Certification
Attach a list of all licenses and certifications your organization is required to maintain. Use a separate sheet of paper using the following format:

SERVICE COMPONENT 	LICENSE/REQUIREMENT 	RENEWAL DATE

If any licenses have been denied, revoked or suspended within the past 10 years, please explain.

8. Administrative Agents
Is your agency acting as the administrative agent for any other agency organization? Yes____ No____

If yes, describe the relationship in both legal and functional aspects.

9. Civil Rights Compliance Data
Has any federal or state agency ever made a finding of noncompliance with any relevant civil rights requirement with respect to your company?
Yes_____ No_____. If yes, please explain.

10. Prior Convictions
Are there any felony convictions of any key personnel (i.e., Chief Executive Officer, Plan Managers, Financial Officers, major stockholders or those with controlling interest, etc.) within the past 15 years?
Yes_____ No_____. If yes, please explain.

11. Does your company have any ownership or control interest of 5% or more (i.e., able to formulate, determine, vote or influence business policy decisions, etc.) in another organization?
Yes______ No______. If yes, list each organization's name, address and the percentage of ownership and/or control.
						PERCENT OF
NAME 			ADDRESS 		OWNERSHIP OR CONTROL
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
12. Do those who own or control your company have any ownership or control interest of 5% or more (i.e., able to formulate, determine, veto or influence business policy decisions, etc.) in another organization? Yes_____ No_____.
If yes, list each organization's name and address, the percentage of ownership or control, and the names of those with the common ownership or control interest:

						PERCENT OF
NAME 			ADDRESS 		OWNERSHIP OR CONTROL
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

13. Has your company ever been suspended or excluded from any federal program for any reason?
Yes_____ No_____. If yes, please attach explanation.

14. Subcontractor's Customer Description: For each of your principal customers (i.e. one that generates 5% or more of Subcontractor's gross annual revenue), please provide the following information:

a. Customer's name and address
b. Customer's percentage of Subcontractor revenue
c. Percent of Subcontractor's time managing customer
d. Customer's principal business

15. Subcontractor's Personnel Experience Statement
Please provide resumes for all key personnel describing professional experience and education including continuing educational courses taken during the last three years.

16. Subcontractor Controlling Interest Statement

Please provide the name and address of any individuals or organizations with an ownership or controlling interest in the Subcontractor company (i.e., able to formulate, determine or veto business policy decisions, etc.). You may include those whose ownership or control interest is less than 5%.

							PERCENT OF
NAME 			ADDRESS 			OWNERSHIP OR CONTROL
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

17. Subcontractor Financial Statement
a. Is your accounting system based on a cash or accrual method?
   Cash [ ]
   Accrual [ ]
   Other [ ] (Give a brief explanation.)

b. Does your organization prepare an annual financial statement?
   Yes_____ No _____ . If yes, provide a copy of the latest report.

c. Are interim financial statements prepared? Yes_____ No_____.
   If yes, how often are they prepared? ____________________________

Are footnotes and supplementary schedules an integral part of the statements?
   Yes _____ No_____ .

   Provide a copy of the latest statements including all necessary data to support your answers above.

d. Is your organization audited by an independent accounting firm or accountant? Yes_____ No_____. If yes, how often are audits conducted?________________.

   By whom are they conducted? Provide name, address and telephone number and attach a copy of the latest audited financial statements.

e. Do you have any uncorrected audit exceptions? Yes_____ No_____.

   If yes, please explain the action being taken to correct the exceptions.

f. Does your organization have an accounting manual? Yes_____ No_____.
   If no, please explain if you have proper accounting policies and procedures, and how you provide for the dissemination of such accounting policies and procedures within your organization and what controls exist to ensure the integrity of your financial information. The Subcontractor agrees to furnish copies of such written accounting policies and procedures for inspection upon request from AHCCCSA.

g. Are management letters on internal controls issued by the accounting firm? Yes_____ No_____.

   If yes, attach a copy of the management letter from the latest audit. This must be on the auditor's letterhead and theSubcontractor, by its submission, certifies the letter is unaltered.

   If no, please provide a comprehensive description of internal control systems. (You are responsible for instituting adequate procedures against irregularities and improprieties and enforcing adherence to generally accepted accounting principles.)

h. Does your organization have a formal basis to distribute or allocate costs reflected in your financial statement? Yes_____ No_____.
   Please explain principal allocation techniques used or proposed to be used. Indicate the allocation base used for each type of cost allotment.

i. Indicate the types of liability insurance your organization maintains. State the amount of coverage and the name and address of the carrier.

j. Please attach a complete analysis of revenues and expenses by business segment (lines of business) and by geographic area (within Arizona and outside Arizona) for your company or your company's owners.

k. Are there any suits, judgments, tax deficiencies, or claims pending against your organization? Yes_____ No_____.
   If yes, briefly describe each item and indicate the dollar amount, either actual or estimated.

l. In the last 12 months has your firm or organization paid any bonuses, provided any gifts over a dollar value of $500, or in any other way provided a financial reward, over and above salary, to any staff member, board member or other personnel associated with the firm or organization?
   Yes_____ No_____. If yes, describe to whom it was given, the type of reward, its value and source(s) of revenue.

18. Subcontractor's Background Check Information

All Management Services Subcontractors must provide sufficient information concerning key personnel to enable AHCCCSA to conduct background checks. Please provide a list of all key personnel giving the following information for each:

a. Name
b. All other names ever used
c. Social Security Account Number
d. Date of Birth
e. Place of Birth
f. All addresses for the last 10 years
g. Ever suspended from any federal program for any reason? If yes, please explain.

19. Subcontractor Restriction of Competition Statement

In connection with the Management Services Subcontractor's participation in this procurement, the Management Services Subcontractor (to include its employees) to the best of its knowledge and belief:

a. has not disclosed and will not knowingly disclose the prices, or any matter relating to such prices, to any other offeror, subcontractor or competitor;

b. has not attempted and will not make any attempt to induce any other person or firm to submit or not to submit a proposal for the purpose of restricting competition.

_________________________________________________________________________
Management Services Subcontractor Signature

_________________________________________________________________________
Print Name and Title

The Management Services Subcontractor shall insert in the applicable space below, if the Management Services Offeror has no parent company, its own employer's identification number (Federal social security number used on employer's quarterly federal tax return, U.S. Treasury Department Form 941), or, if the Subcontractor has a parent company, the employer's identification number of the parent company.

Management Services Subcontractor
Employer Identification No. ____________________________________________

Parent Company's
Employer Identification No. ____________________________________________

ATTACHMENT D (1): SAMPLE LETTER OF INTENT

The following information is provided as early notification for Offerors' benefit. However, complete instructions regarding this Letter of Intent will be provided when the RFP is released. Do not send completed Letter of Intent to AHCCCSA at this time. Only instructions included in the RFP are considered official.

Letter of Intent Instructions

The following is the mandated format for the Arizona Health Care Cost Containment System, Contract Year Ending 2004, Letter of Intent (LOI).
It is to be used to show a provider's intention to enter into a contract with an Offeror. No alterations or changes are permitted, except for shaded areas, which identify the Offeror. The completed LOI or an executed contract will be acceptable evidence of an Offeror's proposed network. For purposes of the RFP, no scoring distinction will be made between an LOI and executed contracts. If a provider has multiple sites that offer identical services, only one LOI should be signed, with additional service site information (items 1 to 6) attached to the LOI. If services differ between sites, a separate LOI must be obtained for each service site.

If a representative signs an LOI on behalf of a provider, evidence of authority for the representative must be available upon request.

[OFFEROR'S LOGO]
Please do not sign this Letter of Intent unless you seriously intend to enter into negotiations with the health plan mentioned below.

No alterations or changes are permitted, except for shaded areas which identify the Offeror. This letter is subject to verification by the Arizona Health Care Cost Containment System Administration (AHCCCSA).

The provider signing below is willing to enter into contract negotiations with (Offeror's name), for provision of covered services to AHCCCS members enrolled with (Offeror's name). This provider intends to sign a contract with (Offeror's name) if (Offeror's name) is awarded an AHCCCS contract beginning October 1, 2003 in the provider's service area and an acceptable agreement can be reached between the provider and (Offeror's name). Signing this Letter of Intent does not obligate the provider to sign a contract with (Offeror's name) however, please do not sign this Letter of Intent unless you seriously intend to enter into negotiations with the above mentioned health plan.

The following information is furnished by the provider:

1. AHCCCS PROVIDER IDENTIFICATION NUMBER_______________________________________

2. PROVIDER'S PRINTED NAME_____________________________________________________

3. ADDRESS (where services will be provided)___________________________________
_____________________________________________________ZIP CODE__________________

4. COUNTY____________________ 5. TELEPHONE__________________ 6. FAX ___________
___ Please check here if additional service site information is attached to the Letter of Intent

7. CHECK ALL THAT APPLY
___ A. Primary Care Physician
___ Family Practice 				Services ___ EPSDT
___ General Practice 			 		 ___ OB
___ Pediatrics
___ Internal Medicine

___ B. Primary Care Nurse Practitioner
___ Family Practice 				Services: ___ EPSDT
___ Adult 				  		  ___ OB
___ Pediatrics
___ Midwife

___ C. Primary Care Physician's Assistant 	Services: ___ EPSDT
							  ___ OB
___ D. Physician - Specialist - (Specify)_______________________________________
___ E. Hospital

___ F. Urgent Care Facility
___ G. Pharmacy
___ H. Laboratory
___ I. Medical Imaging
___ J. Medically Necessary Transportation
___ K. Nursing Facility
___ L. Dentist
___ M. Therapy (Specify Physical Therapy, Occupational Therapy, Speech,
       Respiratory)____________
___ N. Behavioral Health Provider (Specify)_____________________________________
___ O. Durable Medical Equipment
___ P. Home Health Agency
___ Q. Other (Please Specify)___________________________________________________

8. LANGUAGES SPOKEN BY THE PROVIDER (OTHER THAN ENGLISH)________________________

________________________________________________________________________________

9. NAME OF HOSPITAL(S) WHERE PHYSICIAN HAS ADMITTING PRIVILEGES ________________

________________________________________________________________________________

________________________________________________________________________________


NOTICE TO PROVIDERS: This Letter of Intent will be used by AHCCCSA in its bid evaluation and contract award process. You should only sign this Letter of Intent if you intend to enter into contract negotiations with (Offeror's name) should they receive a contract award. If you are signing on behalf of a physician, please provide evidence of your authority to do so.
Do not return completed Letter of Intent to AHCCCSA. Completed Letter of Intent needs to be returned to (Offeror's name).

10. PROVIDER'S SIGNATURE______________________________________ DATE ____________

11. PRINTED NAME OF SIGNER_____________________________________TITLE____________

[OFFEROR'S LOGO]

ADDITIONAL SERVICE SITES

1. AHCCCS PROVIDER IDENTIFICATION NUMBER________________________________________

2. PROVIDER'S PRINTED NAME______________________________________________________

3. ADDRESS (where services will be provided)____________________________________

_____________________________________________________ZIP CODE___________________

4. COUNTY____________________ 5. TELEPHONE__________________ 6. FAX ____________

3. ADDRESS (where services will be provided)____________________________________

_____________________________________________________ZIP CODE___________________

4. COUNTY____________________ 5. TELEPHONE__________________ 6. FAX ____________

3. ADDRESS (where services will be provided)____________________________________

_____________________________________________________ZIP CODE___________________

4. COUNTY____________________ 5. TELEPHONE__________________ 6. FAX ____________

3. ADDRESS (where services will be provided)____________________________________

_____________________________________________________ZIP CODE___________________

4. COUNTY____________________ 5. TELEPHONE__________________ 6. FAX ____________

ATTACHMENT D (2): NETWORK SUBMISSION REQUIREMENTS

The entire provider network must be submitted on a 3.5" floppy disk in a .dbf format. The disk must be clearly labeled with the Offeror's name and the number of records contained on the disk. The disk must be accompanied by the Provider Network Submission Form found on the last page of this attachment.

The Offeror should note that while the layout and fields for this submission are similar to those of the quarterly Provider Affiliation Transmission, there are differences in the information and fields which are required.

The Offeror's provider network must be submitted to AHCCCSA using the layout and specifications found in this attachment.

DEFINITION OF TERMS
*City
The city where the provider performs services.

*County Code
An AHCCCSA assigned code that identifies a particular county within Arizona or identifies a location as out-of-state.

*EPSDT Indicator
Indicates whether or not the provider performs early and periodic screening, diagnosis and treatment services.

*Language Spoken Code
A code associated with a specific language, other than English, used by the provider.

*OB Indicator
Indicates whether or not the provider delivers obstetric services.

*PCP Indicator
Indicates whether or not the provider is available as a primary care provider to the general membership.

*Provider Type Code
An AHCCCSA assigned code that identifies services that may be rendered by the provider. For example, 07 (Dentist), 08 (Allopathic Physician - MD), 10 (Podiatrist), 19 (Registered Nurse Practitioner), and 31 (Osteopathic Physician - DO).

*Service Provider ID
An AHCCCSA assigned number identifying the provider.

*Service Provider Name
The name of the service provider.

*Specialty Code
AHCCCSA assigned codes that are subsets of the Provider Type Codes.

*Service Street
Address The physical street address where the provider performs services.
PO Boxes must not be used. If a street address does not exist, you may use a physical description/location as long as it would serve to direct members to where care is provided. Providers who are Hospitalists should use the hospital address as their service street address.

*Service City
The city that coincides with the Service Street Address.

*Service ZIP Code
The ZIP code that coincides with the Service Street Address and Service City.

*Provider Contract Status
An AHCCCSA assigned number identifying the provider's contract status.

*Total Record Count
The total number of records submitted by the Offeror.

RULES AND ASSUMPTIONS

*Service Provider ID is required and must be a valid registered AHCCCSA provider. Submit ID numbers for individuals, as opposed to group provider IDs.

*All text should be in upper case.

*A Service Provider with multiple service sites requires a separate record for each service site.

*Service Provider Name is required. Providers which are entities should be identified by the entity name followed by any individual identifier
 (i.e. AAA Pharmacy #111). Providers which are persons should be identified by last name, a forward slash, first name, a space, middle initial followed by a period if applicable (i.e. Smith/John A.).

*Service Street Address is required. To provide a uniform method to abbreviate an address, use the street abbreviations found in the Service Street Address table. Secondary unit abbreviations used in the Service Street
 Address must be taken from the Secondary Unit Abbreviation Table.

*Service City is required.

*Service ZIP Code is required and should be submitted as a 5 digit code.
 All of the following yes/ no indicators must contain a valid 'Y' or 'N' value.

	*PCP Indicator
	*EPSDT Indicator
	*OB Indicator

*Language Spoken Codes must be valid as defined by the Language Spoken Code table (maximum of two language codes are permitted). If no other languages than English are spoken the field should be left blank.

*Specialty Codes must be valid as defined by the Specialty Code table (a maximum of five Specialty Codes are permitted). Specialty Codes are required for the following provider types:

	*07 Dentist
	*08 Allopathic Physician (MD)
	*19 Registered Nurse Practitioner
	*31 Osteopathic Physician (DO)

Specialty Codes are not required for provider types other than those listed above. In cases where Specialty Codes are not required, the field may be left blank. In cases where more fields exist than are necessary for a particular provider, the remaining, unnecessary fields should be left blank.

*Provider Contract Status must be valid as defined by the Provider Contract
 Status Codes table.

---------------------------------------------------------------------------------------------------------------------------
FIELD                                           LENGTH
NAME           FIELD DESCRIPTION               OF FIELD         DEMAND                   REQUIRED INFORMATION
---------------------------------------------------------------------------------------------------------------------------
A            SERVICE PROVIDER ID            6 Characters     Required     An active provider
---------------------------------------------------------------------------------------------------------------------------
B            SERVICE PROVIDER NAME          25 Characters    Required     Name of active provider
---------------------------------------------------------------------------------------------------------------------------
C            SERVICE STREET ADDRESS         25 Characters    Required     See lists of valid abbreviations in this document
---------------------------------------------------------------------------------------------------------------------------
D            SERVICE CITY                   25 Characters    Required     Name of city where services are performed
---------------------------------------------------------------------------------------------------------------------------
E            SERVICE ZIP CODE               5 Characters     Required     5 digit number
---------------------------------------------------------------------------------------------------------------------------
F            COUNTY CODE                    2 Characters     Required     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
G            PCP INDICATOR                  1 Character      Required     'Y' or 'N'
---------------------------------------------------------------------------------------------------------------------------
H            OB INDICATOR                   1 Character      Required     'Y' or 'N'
---------------------------------------------------------------------------------------------------------------------------
I            EPSDT INDICATOR                1 Character      Required     'Y' or 'N'
---------------------------------------------------------------------------------------------------------------------------
J            LANGUAGE CODE 1                2 Characters     Optional     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
K            LANGUAGE CODE 2                2 Characters     Optional     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
L            PROVIDER TYPE CODE             2 Characters     Required     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
M            SPECIALTY CODE 1               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
N            SPECIALTY CODE 2               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
O            SPECIALTY CODE 3               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
P            SPECIALTY CODE 4               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
Q            SPECIALTY CODE 5               3 Characters     Conditional  See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------
R            PROVIDER CONTRACT STATUS       2 Characters     Required     See list of valid codes in this document
---------------------------------------------------------------------------------------------------------------------------

FILE SAMPLE

---------------------------------------------------------------------------------------------------------------------------
A        B                 C            D          E       F    G     H    I    J     K     L    M    N    O    P    Q   R
---------------------------------------------------------------------------------------------------------------------------
010101  AAA PHARMACY #111  222 WEST    PHOENIX     85000   13   N     N    N                03                           01
			   MAIN ST
---------------------------------------------------------------------------------------------------------------------------
020202  SMITH/JOHN A.      111 EAST    TUCSON      85000   19   Y     N    Y    01          08   150  156                02
		           CENTER
---------------------------------------------------------------------------------------------------------------------------
121212  DOE/JANE           333 NORTH   FLAGSTAFF   85000   05   Y     Y    Y    01    15    31   089                    01
			   OAK
---------------------------------------------------------------------------------------------------------------------------

Some field lengths in file sample are not representational of requirements.

SERVICE STREET ABBREVIATIONS
Primary Name	Approved Abbreviation
Avenue 		AVE
Boulevard 	BLVD
Center 		CTR
Circle 		CIR
Court 		CT
Drive 		DR
Expressway 	EXPY
Freeway 	FWY
Highway 	HWY
Junction 	JCT
Lane 		LN
Parkway 	PKWY
Place 		PL
Road 		RD
Roadway 	RDWY
Route 		RT
Square 		SQ
Station 	STA
Street 		ST
Terrace 	TER
Trail 		TRL

SECONDARY UNIT ABBREVIATIONS
Description	Approved Abbreviation
Administration 	ADMN
Annex 		ANX
Apartment 	APT
Branch 		BR
Building 	BLDG
Company 	CO
Convalescent 	CONVAL
Department 	DEPT
Division 	DIV
Floor 		FL
Hospice 	HSPC
Hospital 	HOSP
Laboratory 	LAB
Lobby 		LBBY
Office 		OFC
Room 		RM
Space 		SPC
Suite 		STE
Trailer 	TRLR

COUNTY CODES
CODE	DESCRIPTION
01 	APACHE
03 	COCHISE
05 	COCONINO
07 	GILA
09 	GRAHAM
11 	GREENLEE
13 	MARICOPA
15 	MOHAVE
17 	NAVAJO
19 	PIMA
21 	PINAL
23 	SANTA CRUZ
25 	YAVAPAI
27 	YUMA
29 	LA PAZ
99 	OUT-OF-STATE

LANGUAGE SPOKEN CODES
CODE	DESCRIPTION	AREA OF ORIGIN
01 	SPANISH
02 	ALBANIAN
03 	AMERICAN SIGN LANGUAGE
04 	APACHE
05 	ARABIC
06 	ARMENIAN
07 	BOSNIAN
08 	CHINESE
09 	CROATIAN
10 	CZECH
11 	DANISH
12 	DUTCH
13 	EDO 		NIGERIA
14 	FINNISH
15 	FRENCH
16 	GERMAN
17 	GREEK
18 	GUJARATI 	INDIA
19 	HEBREW
20 	HINDI,INDIAN, EAST INDIAN
21 	HOPI
22 	IRANIAN, PERSIAN, FARSI

CODE	DESCRIPTION	AREA OF ORIGIN
23 	ITALIAN
24 	JAPANESE
25 	KANNADA INDIA
26 	KOREAN
27 	MARATHI 	AFGHANISTAN, BANGLADESH, INDIA, IRAN,
			NEPAL, PAKISTAN, AND SRI LANKA
28 	NAVAJO
29 	NIGERIAN
30 	NORWEGIAN
31 	IGBO 		NIGERIA
32 	POLISH
33 	PORTUGUESE
34 	PUNJABI 	PAKISTAN
35 	ROMANIAN
36 	RUSSIAN
37 	SERBIAN
38 	SINGHALESE 	SRI LANKA
39 	SWEDISH
40 	TAGALOG (FILIPINO)
41 	TAIWANESE
42 	TAMIL 		INDIA
43 	THAI, SIAMESE
44 	TOHONO O'ODHAM
45 	UKRANIAN
46 	URDU, PAKISTANI
47 	VIETNAMESE
48 	YAQUI
49 	YORUBA 		WESTERN AFRICA
99 	OTHER

PROVIDER TYPE CODES
CODE	DESCRIPTION
02 	HOSPITAL
03 	PHARMACY
04 	LABORATORY
05 	URGENT CARE CENTER
07 	DENTIST
08 	MD-PHYSICIAN ALLOPATH
09 	CERTIFIED NURSE-MIDWIFE
12 	CERTIFIED REGISTERED NURSE ANESTHETIST
16 	CHIROPRACTOR
18 	PHYSICIAN'S ASSISTANT
19 	REGISTERED NURSE PRACTITIONER
22 	NURSING HOME
23 	HOME HEALTH AGENCY
28 	NON-EMERGENCY TRANSPORTATION PROVIDERS
30 	DME SUPPLIER
31 	DO-PHYSICIAN OSTEOPATH
35 	HOSPICE
41 	DIALYSIS CLINIC
48 	NUTRITIONIST
62 	AUDIOLOGIST
65 	HOSPITAL OUTPATIENT SURGERY CENTER
69 	OPTOMETRIST
84 	LICENSED MIDWIFE
99 	OTHER

SPECIALTY CODES
CODE DESCRIPTION
010 ALLERGIST/IMMUNOLOGIST
011 ALLERGIST
012 IMMUNOLOGIST
020 ANESTHESIOLOGIST
030 SURGERY-COLON/RECTAL
040 DERMATOLOGIST
050 FAMILY PRACTICE
055 GENERAL PRACTICE
060 INTERNAL MEDICINE
062 CARDIOVASCULAR MEDICINE
063 ENDOCRINOLOGIST
064 GASTROENTEROLOGIST
065 HEMATOLOGIST
066 INFECTIOUS DISEASES
067 NEPHROLOGIST
068 PULMONARY DISEASES
069 RHEUMATOLOGIST
070 SURGERY-NEUROLOGY
075 NEUROLOGIST
076 PEDIATRIC NEUROLOGIST
080 NUCLEAR MEDICINE
082 GERONTOLOGIST
083 PSYCHOLOGIST
084 RN FAMILY NURSE PRACTITIONER
085 RN SCHOOL NURSE PRACTITIONER
086 RN PEDIATRIC NURSE ASSOCIATE
087 RN PEDIATRIC NURSE PRACTITIONER
088 RN GERIATRIC NURSE PRACTITIONER
089 OBSTETRICIAN AND GYNECOLOGIST
090 GYNECOLOGIST
091 OBSTETRICIAN
092 MATERNAL AND FETAL MEDICINE
093 REPRODUCTIVE ENDOCRINOLOGIST
094 RN MIDWIFE
095 WOMEN'S HC/OB-GYN NP
096 NEONATAL NURSE PRACTITIONER
097 RN ADULT NURSE PRACTITIONER
100 OPHTHALMOLOGIST
110 SURGERY-ORTHOPEDIC
120 OTOLARYNGOLOGIST
122 LARYNGOLOGIST
124 OTOLOGIST
125 RHINOLOGIST
150 PEDIATRICIAN
151 PEDIATRIC CARDIOLOGIST
152 PEDIATRIC HEMATOLOGIST

CODE DESCRIPTION
153 SURGERY-PEDIATRIC
154 PEDIATRIC NEPHROLOGIST
155 PEDIATRIC NEONATAL/PERINATAL
156 PEDIATRIC ENDOCRINOLOGIST
157 PEDIATRIC ALLERGIST
158 RADIOLOGY PEDIATRIC
159 PEDIATRIC PULMONARY
160 PHYSICAL MEDICINE/REHABILITATION
161 OSTEOPATHIC MANIPULATIVE THERAPY
165 THERAPIST-SPEECH
166 THERAPIST-OCCUPATIONAL
167 THERAPIST-PHYSICAL
170 SURGERY-PLASTIC
171 SURGERY-PLASTIC, OTOLARYNGOLOGICAL FACIAL
175 ACUPUNCTURIST
176 ADOLESCENT MEDICINE
181 SURGERY-OBSTETRICAL
182 PREVENTIVE MEDICINE
183 OCCUPATIONAL MEDICINE
187 NUTRITIONIST
188 PHARMACOLOGIST
191 PEDIATRIC-PSYCHIATRIST
192 PSYCHIATRIST
195 PSYCHIATRIST AND NEUROLOGIST
200 RADIOLOGY
201 RADIOLOGY-DIAGNOSTIC
205 RADIOLOGY-THERAPEUTIC
210 SURGERY
211 SURGERY-ABDOMINAL
212 SURGERY-CARDIOVASCULAR
213 SURGERY-HAND
214 SURGERY-HEAD AND NECK
215 SURGERY-MAXILLOFACIAL
216 SURGERY-TRAUMA
217 SURGERY-UROLOGICAL
218 SURGERY-VASCULAR
219 SURGERY-GYNECOLOGICAL
220 SURGERY-THORACIC
230 UROLOGIST
241 ONCOLOGIST
250 EMERGENCY MEDICINE
251 CRITICAL CARE MEDICINE
441 SURGERY-OPHTHALMOLOGICAL
484 SURGERY-PODIATRIST
490 IMMUNOHEMATOLOGY
503 PHYSIOLOGICAL TESTING

CODE DESCRIPTION
600 OPTOMETRIST
650 PODIATRIST
714 EYE (LOW VISION SPECIALIST)
798 PHYSICIAN ASSISTANT
800 DENTIST-GENERAL
801 DENTIST-ORTHODONTURE
802 DENTIST-ENDODONTIST
803 DENTIST-ORAL PATHOLOGIST
804 DENTIST-PEDODONTIST
805 DENTIST-PROSTHODONTIST
806 DENTIST-PERIODONTIST
808 DENTIST-ORAL SURGEON
809 DENTIST-ANESTHESIOLOGIST
900 PROCEDURES-ANY CERTIFIED LAB
901 EMERGENCY ROOM PHYSICIANS
925 AUDIOLOGIST
927 CARDIOLOGIST
935 OTORHINOLARYNGOLOGIST (ENT)
943 PEDIATRIC ORTHOPEDIST
950 ORTHOPEDIST
958 GYNECOLOGICAL ONCOLOGY
963 PEDIATRIC HEMATOLOGY-ONCOLOGY
999 OTHER

PROVIDER CONTRACT STATUS CODES
CODE 	PROVIDER CONTRACT STATUS
01 	PROVIDER CURRENTLY CONTRACTED WITH OFFEROR
02 	PROVIDER HAS SIGNED LETTER OF INTENT WITH OFFEROR

PROVIDER NETWORK SUBMISSION FORM

Offeror Name _________________________________________

Total Record Count ___________________________________

This submission includes a network for the following GSA(s)

---------------------------
              Yes      No
---------------------------
GSA 2
---------------------------
GSA 4
---------------------------
GSA 6
---------------------------
GSA 8
---------------------------
GSA 10
---------------------------
GSA 12
---------------------------
GSA 14
---------------------------

ATTACHMENT E: INSTRUCTIONS FOR PREPARING CAPITATION PROPOSAL

All capitation rate bid proposals (including and best and final offers, if applicable) must be submitted to AHCCCSA via the AHCCCS Web Based Capitation Rate Proposal application. A Capitation Rate Calculation Sheet (CRCS) must be completed for every risk group in each Geographic Service Area (GSA) in which the Offeror bids.

The Offeror must also use the Web application to print and submit Section B, Capitation Rates, of the Request for Proposal (RFP). In the event that the Web application bid submission differs from the bid submission included with Section B of the RFP, the bid submitted via the Web application will prevail. The first page of Section B should be the certification that the capitation rates are actuarially sound by an actuary who is a member of the American Academy of Actuaries.

The Web application will present the CRCS bid screens by:

a. Pharmacy expenditures included and without pharmacy expenditures
b. Geographic Service Area (GSA), and
c. Risk Group

The following is a list of the seven GSAs and the fifteen counties associated to each GSA that will be effective 10/1/03.

GSA 	County or Counties
===============================================================================
2 	Yuma, La Paz
4 	Apache, Coconino, Mohave, and Navajo
6 	Yavapai
8 	Gila, Pinal
10 	Pima, Santa Cruz
12 	Maricopa
14 	Graham, Greenlee, Cochise

The following is a listing of the nine risk groups for which capitation rates need to be bid. All nine risk groups apply to each GSA.

1. TANF <1
2. TANF 1-13
3. TANF 14-44 Female
4. TANF 14-44 Male
5. TANF 45+
6. SSI with Medicare
7. SSI without Medicare
8. SOBRA Family Planning
9. Delivery Supplemental Payment

Note: 1931s, KidsCare, SOBRA Children, SOBRA Mothers, and Breast and Cervical Cancer Treatment Program populations are included in TANF risk groups. See the Data Supplement for the roll up of rate codes in the nine risk groups.

Detailed instructions for the Web application will be included within the Web application at the time it becomes available. Instructions will also be made available via a solicitation amendment. These instructions will include general guidelines for the usage of the Web application as well as the following items:

*Process to receive a unique ID and password for the Web application *Application software requirements
*Customer technical support desk phone number

ATTACHMENT F: PERIODIC REPORT REQUIREMENTS

The following table is a summary of the periodic reporting requirements for AHCCCS acute care contractors and is subject to change at any time during the term of the contract. The table is presented for convenience only and should not be construed to limit the Contractor's responsibilities in any manner. "Reporting Guide" refers to the Reporting Guide for Acute Health Care Contractors with the Arizona Health Care Cost Containment System.

--------------------------------------------------------------------------------------------------------------------
                                                                                                         AHCCCS
           REPORT                               WHEN DUE                SOURCE/REFERENCE                 CONTACT:
--------------------------------------------------------------------------------------------------------------------
Monthly Financial                      30 days after the end of    Reporting Guide                   Financial
Reporting Package                      the month, as applicable                                      Manager
--------------------------------------------------------------------------------------------------------------------
Quarterly Financial                    60 days after the end of    Reporting Guide                   Financial
Reporting Package                      each quarter                                                  Manager
--------------------------------------------------------------------------------------------------------------------
Draft Annual Financial                 90 days after the end of    Reporting Guide                   Financial
Reporting Package                      each fiscal year                                              Manager
--------------------------------------------------------------------------------------------------------------------
Final Annual Financial                 120 days after the end of   Reporting Guide                   Financial
Reporting Package                      each fiscal year                                              Manager
--------------------------------------------------------------------------------------------------------------------
Management Services                    120 days after the end of   Reporting Guide                   Financial
Subcontractor Audit Report             the subcontractor's fiscal                                    Manager
(if services >$50,000)                 year
--------------------------------------------------------------------------------------------------------------------
Physician Incentive Plan               To be determined            RFP Section D, Paragraph 42       Financial
(PIP) reporting                                                                                      Manager
--------------------------------------------------------------------------------------------------------------------
Provider Affiliation                   15 days after the end of    PMMIS Provider-to-Health          OMC, Health
Transmission                           each quarter                Plan FTP submission and           Plan Operations
                                                                   processing
--------------------------------------------------------------------------------------------------------------------
Corrected Pended                       Monthly, according to       Encounter Manual                  Encounter
Encounter Data                         established schedule                                          Administrator
--------------------------------------------------------------------------------------------------------------------
New Day Encounter                      Monthly, according to       Encounter Manual                  Encounter
                                       established schedule                                          Administrator
--------------------------------------------------------------------------------------------------------------------
Medical Records for Data               90 days after the request   RFP Attachment I, Encounter       Encounter
Validation                             received from               Submission Requirements           Administrator
                                       AHCCCSA
--------------------------------------------------------------------------------------------------------------------
Quarterly Grievance and                45 days after the end of    RFP Section D, Paragraph 26       Office of Legal
Appeals Report                         each quarter                                                  Assistance
--------------------------------------------------------------------------------------------------------------------
Comprehensive EPSDT                    Annually on December        RFP Section D, Paragraph 24       OMM/CQM
Plan including Dental                  15th
--------------------------------------------------------------------------------------------------------------------
EPSDT Progress Report                  15 days after the end of    AMPM, Chapter 400                 OMM/CQM
including Dental - Quarterly           each quarter
Update
--------------------------------------------------------------------------------------------------------------------
Quarterly Inpatient Hospital           15 days after the end of    State Medicaid Manual and         OMM CSM
Showing                                each quarter                the AMPM, Chapter 1000
--------------------------------------------------------------------------------------------------------------------
Quality Management                     Annually on December        AMPM, Chapter 900                 OMM/CQM
Utilization Management                 15th
Plan and Evaluation
--------------------------------------------------------------------------------------------------------------------
Monthly Pregnancy                      End of the month            AMPM, Chapter 400                 OMM/CQM
Termination Report                     following the pregnancy
                                       termination
--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Maternity Care Plan                      Annually on December         AMPM, Chapter 400                 OMM/CQM
                                         15th
-------------------------------------------------------------------------------------------------------------------------
Semi-annual report of                    30 days after the end of     AMPM, Chapter 400                 OMM/CQM
number of pregnant women                 the 2nd and 4th quarter
who are HIV/AIDS positive                of each contract year
-------------------------------------------------------------------------------------------------------------------------
Provider Network                         45 days after the first day  RFP Section D, Paragraph 27       OMC, Health
Development and                          of a new contract year                                         Plan Operations
Management Plan
-------------------------------------------------------------------------------------------------------------------------
Cultural Competency Plan                 45 days after the first day  AHCCCS Cultural                   OMC, Health
                                         of a new contract year       Competency Policy                 Plan Operations
-------------------------------------------------------------------------------------------------------------------------
Quality Improvement                      Annually on December         AMPM, Chapter 900                 OMM/CQM
Project Proposal                         15th
(initial/baseline year of the
project)
-------------------------------------------------------------------------------------------------------------------------
Quality Improvement                      Annually on December         AMPM, Chapter 900                 OMM/CQM
Project Interim Report                   15th
(intervention/measurement
year(s) of the project)
-------------------------------------------------------------------------------------------------------------------------
Quality Improvement                      Within 180 days of the       AMPM Chapter 900                  OMM/CQM
Project Final Report                     end of the project, as
                                         defined in the project
                                         proposal approved by
                                         AHCCCS OMM
-------------------------------------------------------------------------------------------------------------------------
Provider Fraud/Abuse                     Immediately following        RFP Section D, Paragraph 62       Office of
Report                                   discovery                                                      Program Integrity
                                                                                                        Manager
-------------------------------------------------------------------------------------------------------------------------
Eligible Person                          Immediately following        RFP Section D, Paragraph 62       Office of
Fraud/Abuse Report                       discovery                                                      Program Integrity
                                                                                                        Manager
-------------------------------------------------------------------------------------------------------------------------
Non-Transplant                           Annually, within 30 days     RFP Section D, Paragraph 57       OMC
Catastrophic Reinsurance                 of the beginning of the                                        Reinsurance
covered Diseases                         contract year, enrollment                                      Manager
                                         to the plan, and when
                                         newly diagnosed.
-------------------------------------------------------------------------------------------------------------------------
Prescription Drug                        Monthly, within 45 days      AMPM                              Pharmacy
Utilization Report*                      of month end                                                   Program
                                                                                                        Administrator
-------------------------------------------------------------------------------------------------------------------------

ATTACHMENT G: AUTO-ASSIGNMENT ALGORITHM

Members who do not have the right to choose a Contractor or members who have the right to choose but do not exercise this right, are assigned to a Contractor through an auto-assignment algorithm. The algorithm is a mathematical formula used to distribute members to the various Contractors in a manner that is predictable and consistent with AHCCCSA goals.

The algorithm employs a data table and a formula to assign cases (a case may be a member or a household of members) to Contractors using the target percentages developed. The algorithm data table consists of all the geographic service areas (GSA) in the state, all Contractors serving each GSA, and the target percentages by risk group within each GSA.

The Contractor farthest away from its target percentage within a GSA and risk group, the largest negative difference, is assigned the next case for that GSA. The equation used is:

				(t/T) - P = d

t = The total members assigned to the GSA, per risk group category, for the
    Contractor
T = The total members assigned to the GSA, per risk group category, all
    Contractors combined
P = The target percentage of members per risk group for the Contractor d = The difference

The algorithm is calculated after each assignment to give a new difference for each Contractor. When more than one Contractor has the same difference, and their differences are greater than all other Contractors, the Contractor with the lowest Health Plan I.D. Number will be assigned the case.

Assignment by the algorithm applies to:

1. Members that are newly eligible to the AHCCCS program that did not choose a Contractor within the prescribed time limits.

2. Members whose assigned health plan is no longer available after the member moves to a new GSA and did not choose a new Contractor within the prescribed time limits.

3. Members whose assigned plan is no longer available at the beginning of a contract cycle that did not choose a Contractor within the prescribed time limits.

All Contractors, within a given geographic service area (GSA) and for each risk group, will have a placement in the algorithm and will receive members accordingly. A Contractor with a more favorable target percentage in the algorithm will receive proportionally more members. Conversely, a Contractor with a lower target percentage in the algorithm will receive proportionally fewer members. The algorithm favors Contractors with both lower final bids and awarded rates. The algorithm also favors those Contractors with programs that score higher based on AHCCCSA's evaluation criteria.

For Contractors in the Maricopa and Pima/Santa Cruz GSAs with fewer than 25,000 members statewide, a temporary adjustment will be made to the algorithm formula in order to ensure a minimum membership (see the discussion entitled "Adjustment Methodology for Contractors with Fewer than 25,000 Members" for more information).

Development of the Target Percentages

For the first year of the contract, the algorithm target percentages will be developed using the methodology described below. However, for subsequent years, AHCCCS reserves the right to change the algorithm methodology to assure assignments are made in the best interest of the AHCCCS program and the State.

A Contractor's placement in the algorithm is based upon the following three factors, which are weighted as follows:

-----------------------------------------------------------------------------------------------------
#                                           FACTOR                                          WEIGHTING
-----------------------------------------------------------------------------------------------------
1          The final capitation rate bid submitted by the Contractor. Final bids               30%
           that are below the bottom of the rate range will be assigned to the bottom of the rate range for development of the target percentages.
-----------------------------------------------------------------------------------------------------
2          The Contractor's final awarded rate from AHCCCSA.                                   30%
-----------------------------------------------------------------------------------------------------
3          The Contractor's score on the Program component of the proposal.                    40%
-----------------------------------------------------------------------------------------------------

Points will be assigned to each Contractor by risk group by GSA. Based on the rankings of the final bid rates and the final awarded rates, each Contractor will be assigned a number of points for each of these two components separately as follows:

TABLE FOR FACTORS #1 AND #2

----------------------------------------------------------------------------------------
                                2nd        3rd       4th       5th       6th       7th
NUMBER OF AWARDS    LOWEST     LOWEST     LOWEST    LOWEST    LOWEST    LOWEST    LOWEST
     IN GSA          RATE       RATE       RATE      RATE      RATE      RATE      RATE
----------------------------------------------------------------------------------------
      2               60         40
----------------------------------------------------------------------------------------
      3               44         32         24
----------------------------------------------------------------------------------------
      4               35         28         22        15
----------------------------------------------------------------------------------------
      5               30         25         20        15        10
----------------------------------------------------------------------------------------
      6               26         23         19        15        11         6
----------------------------------------------------------------------------------------
      7               25         20         17        14        11         8        5
----------------------------------------------------------------------------------------

Contractors that have equal bids in a GSA for the same risk group will be given an equal percentage of the points for all of the positions combined.

The third component of the calculation, program scores, will be assigned a number of points based on the Contractor's ranking among the scores. The higher the score, the more points assigned. For this component, points will be assigned as follows:

TABLE FOR FACTOR #3

-----------------------------------------------------------------------------------------
                             2nd        3rd         4th        5th        6th       7th
NUMBER OF     HIGHEST      HIGHEST    HIGHEST     HIGHEST    HIGHEST    HIGHEST   HIGHEST
AWARDS IN     PROGRAM      PROGRAM    PROGRAM     PROGRAM    PROGRAM    PROGRAM   PROGRAM
  GSA          SCORE        SCORE      SCORE       SCORE      SCORE      SCORE     SCORE
-----------------------------------------------------------------------------------------
   2            60            40
-----------------------------------------------------------------------------------------
   3            44            32         24
-----------------------------------------------------------------------------------------
   4            35            28         22         15
-----------------------------------------------------------------------------------------
   5            30            25         20         15         10
-----------------------------------------------------------------------------------------
   6            26            23         19         15         11          6
-----------------------------------------------------------------------------------------
   7            25            20         17         14         11          8         5
-----------------------------------------------------------------------------------------

Contractors that have equal program scores will be given an equal percentage of the points for all of the positions combined.

The points awarded for the three components will be combined as follows to give the target percentage for each Contractor by GSA by risk group:

Final Bid Points (.30) + Awarded Bid Points (.30) + Program Score Points (.40) = TARGET PERCENTAGE
100

Adjustment Methodology for Contractors with Fewer than 25,000 Members

At the beginning of the new contract cycle, the auto-assignment algorithm for the Maricopa and Pima/Santa Cruz GSAs will be adjusted to favor Contractors with fewer than 25,000 members statewide. The adjusted algorithm will be utilized until a target membership of 25,000 members statewide, per Contractor, is reached.

The adjustment will be made to the final percentages developed using the methodology above. A pre-determined percentage, based on the table below, will be added to the affected Contractor(s) and subtracted evenly from the other Contractors.

--------------------------------------------------------------------------------------
                                       PERCENTAGE ADDED
                                              TO             PERCENTAGE TO BE EVENLY
NUMBER OF CONTRACTORS BELOW 25,000         TARGETED         SUBTRACTED FROM REMAINING
   STATEWIDE MINIMUM ENROLLMENT           CONTRACTORS                BIDDERS
--------------------------------------------------------------------------------------
               1                             20%                        20%
--------------------------------------------------------------------------------------
               2                             15%                        30%
--------------------------------------------------------------------------------------
               3                             10%                        30%
--------------------------------------------------------------------------------------

*In the event that there are more than three affected Contractors, AHCCCS will disclose adjustment methodology by July 1, 2003.

In the event that a Contractor only receives an award in rural GSAs, AHCCCS reserves the right to make a temporary adjustment to the auto-assignment target to favor the new Contractor until a minimum enrollment is reached.

AHCCCSA reserves the right to adjust capitation rates for potential changes to the populations risk due to the adjusted algorithm.

ATTACHMENT H (1): ENROLLEE GRIEVANCE SYSTEM STANDARDS AND POLICY

The Contractor shall have a written policy delineating its Grievance System which shall be in accordance with applicable Federal and State laws, regulations and policies, including, but not limited to 42 CFR Part 438 Subpart
F. The Contractor shall provide the Enrollee Grievance System Policy to all providers and subcontractors at the time of contract. The Contractor shall also furnish this information to its enrollees within a reasonable time after the Contractor receives notice of the recipient's enrollment. Additionally, the Contractor shall provide written notification of any significant change in this policy at least 30 days before the intended effective date of the change.

The written information provided to enrollees describing the Grievance System including the grievance process, enrollee rights, grievance system requirements and timeframes, shall be in each prevalent non-English language occurring within the Contractor's service area and in an easily understood language and format. The Contractor shall inform enrollees that oral interpretation services are available in any language, that additional information is available in prevalent non-English languages upon request and how enrollees may obtain this information.

Written documents, including but not limited to the Contractor's Notice of Action, the Notice of Contractor's Appeal/Grievance Resolution, Notice of Contractor Extension for Resolution, and Notice of Contractor Extension of Notice of Action shall be translated in the enrollee's language if information is received by the Contractor, orally or in writing, indicating that the enrollee has a limited English proficiency. Otherwise, these documents shall be translated in the prevalent non-English language(s) or shall contain information in the prevalent non-English language(s) advising the enrollee that the information is available in the prevalent non-English language(s) and in alternative formats along with an explanation of how enrollees may obtain this information. This information must be in large, bold print appearing in a prominent location on the first page of the document.

At a minimum, the Contractor's Grievance System Standards and Policy shall specify:

*That the Contractor shall maintain records of all grievances and appeals.

*Information describing the grievance, appeal, and fair hearing procedures and timeframes describing the right to hearing, the method for obtaining a hearing, the rules which govern representation at the hearing, definitions of "action," "grievance," and "appeal," the right to file grievances and appeals and the requirements and timeframes for filing a grievance or appeal.

*Information explaining that a provider acting on behalf of an enrollee and with the enrollee's written consent, may file an appeal or grievance.

*The availability of assistance in the filing process and the Contractor's toll-free numbers that an enrollee can use to file a grievance or appeal by phone if requested by the enrollee.

*That an enrollee shall be given no less than 20 days (and no more than 90 days) from the date of the Contractor's Notice of Action to file an appeal.

*That the Contractor shall mail a Notice of Action: 1) at least 10 days before the date of a termination, suspension or reduction of previously authorized AHCCCS services (include exception situations, fraud, move out of state);
 2) at the time of any action affecting the claim when there has been a denial of payments; 3) within 14 calendar days from receipt of a request for a standard service authorization which has been denied or reduced unless an extension is in effect; 4) within three working days from receipt of an expedited service authorization request unless an extension is in effect.

*That the Notice of Action must explain: 1) the action the Contractor has taken or intends to take, 2) the reasons for the action, 3) the enrollee's right to file an appeal with the Contractor, 4) the enrollee's right to request a State fair hearing if no exhaustion of the Contractor's appeal process is required,
 5) the procedures for exercising these rights, 6) circumstances when expedited resolution is available and how to request it and 7) the enrollee's right to request continued benefits pending resolution of the appeal, how to request continued benefits and the circumstances under which the enrollee may be required to pay for the cost of these services.

*That the Contractor shall permit both oral and written appeals and grievances and that oral inquiries appealing an action are treated as appeals and are confirmed in writing unless expedited resolution is requested.

*That the Contractor shall acknowledge receipt of each grievance and appeal.

*The definition of a standard appeal and that the Contractor shall resolve standard appeals no later than 45 days from the date of receipt of the appeal.

*The definition of an expedited appeal and that the Contractor shall resolve all expedited appeals not later than three working days from the date the Contractor receives the appeal where the Contractor determines, or the provider in making the request on the enrollee's behalf indicates, that standard resolution timeframe could seriously jeopardize the enrollee's life or health or ability to attain, maintain or regain maximum function.
 The Contractor shall make reasonable efforts to provide oral notice to an enrollee regarding an expedited resolution appeal.

*The standard and expedited resolution timeframes may be extended up to 14 calendar days if the enrollee requests the extension or if the Contractor establishes a need for additional information and that the delay is in the enrollee's interest.

*That if the Contractor extends the timeframe for resolution of a grievance or appeal when not requested by the enrollee, the Contractor shall provide the enrollee with written notice of the reason for the delay.

*That an enrollee may file an appeal of: 1) the denial or limited authorization of a requested service including the type or level of service, 2) the reduction, suspension or termination of a previously authorized service,
 3) the denial in whole or in part of payment for service, 4) the failure to provide services in a timely manner, 5) the failure of the Contractor to comply with the timeframes for dispositions of grievances and appeals and 6) the denial of a rural enrollee's request to obtain services outside the Contractor's network when the Contractor is the only Contractor in the rural area.

*That benefits shall continue only if: 1) the enrollee files an appeal before the later of a) 10 days from the mailing of the Notice of Action or b) the intended date of the Contractor's action, 2) the appeal involves the termination, suspension, or reduction of a previously authorized course of treatment, 3) the services were ordered by an authorized provider, 4) the original period covered by the original authorization has not expired, and 5) the enrollee requests a continuation of benefits.

*That the Contractor continues extended benefits originally provided to the enrollee until any of the following occurs: 1) enrollee withdraws appeal,
 2) enrollee has not specifically requested continued benefits pending a hearing decision within 10 days of MCO/PIHP mailing appeal resolution notice,
 3) State hearing office issues decision adverse to enrollee or 4) time period or service limits of a previously authorized service has been met.

*That for appeals, the Contractor provides the enrollee a reasonable opportunity to present evidence and allegations of fact or law in person and in writing and that the Contractor informs the enrollee of the limited time available in cases involving expedited resolution.

*That for appeals, the Contractor provides the enrollee and his representative the opportunity before and during the appeals process to examine the enrollee's case file including medical records and other documents considered during the appeals process.

*That if the Contractor denies a request for expedited resolution, it must make reasonable efforts to give the enrollee prompt oral notice and follow-up within two calendar days with a written notice of the denial of expedited resolution.

*That the Contractor shall ensure that individuals who make decisions regarding grievance and appeals are individuals not involved in any previous level of review or decision making and that individuals who make decisions regarding: 1) appeals of denials based on lack of medical necessity, 2) a grievance regarding denial of expedited resolution of an appeal or 3) grievances or appeals involving clinical issues are health care professionals as defined in 42 CFR 438.2 with the appropriate clinical expertise in treating the enrollee's condition or disease.

*That the Contractor shall provide written notice of the disposition of each appeal which must contain: 1) the results of the resolution process and the date it was completed, 2) for appeals not resolved wholly in favor of enrollees: a) the enrollee's right to request a State fair hearing and how to do so, b) the right to receive benefits pending the hearing and how to request continuation of benefits and c) information explaining that the enrollee may be held liable for the cost of benefits if the hearing decision upholds the Contractor.

*That if the Contractor's decision is appealed and a request for hearing is filed, the Contractor must ensure that all supporting documentation is received by the AHCCCSA, Office of Legal Assistance, no later than five working days from the date the Contractor receives the verbal or written request from AHCCCSA, Office of Legal Assistance. The file sent by the Contractor must contain a cover letter that includes:

1. Complainant's name
2. Complainant's AHCCCS I.D. number
3. Complainant's address
4. Complainant's phone number (if applicable)
5. date of receipt of grievance or appeal
6. summary of the Contractor's actions undertaken to resolve the grievance and basis of the determination

*The following material shall be included in the file sent by the Contractor:

1. written request of the Complainant asking for the request for hearing
2. copies of the entire file which includes the investigations and/or medical records; and the Contractor's resolution
3. other information relevant to the resolution of the grievance or appeal

*That if the Contractor or the State fair hearing decision reverses a decision to deny, limit or delay services not furnished while the appeal was pending, the Contractor shall authorize or provide the services promptly and as expeditiously as the enrollee's health condition requires.

*That if the Contractor or State fair hearing decision reverses a decision to deny authorization of services and the disputed services were received pending appeal, the Contractor shall pay for those services.

ATTACHMENT H (2): PROVIDER GRIEVANCE SYSTEM STANDARDS AND POLICY

The Contractor shall have in place a written grievance system policy for providers regarding adverse actions taken by the Contractor. The policy shall be in accordance with applicable Federal and State laws, regulations and policies. The grievance policy shall include the following provisions:

a. The grievance policy shall be provided to all subcontractors at the time of contract. For providers without a contract, the grievance policy may be mailed with a remittance advice, provided the remittance is sent within 45 days of receipt of a claim.

b. The grievance policy must specify that all grievances, with the exception of those challenging claim denials, must be filed with the Contractor no later than 60 days from the date of the adverse action. Grievances challenging claim denials must be filed in writing with the Contractor no later that 12 months from the date of service, 12 months after the date of eligibility posting or within 60 days after the date of a timely claim submission, whichever is later.

c. Specific individuals are appointed with authority to require corrective action and with requisite experience to administer the grievance process.

d. A log is maintained for all grievances containing sufficient information to identify the Complainant, date of receipt, nature of the grievance and the date the grievance is resolved. Separate logs must be maintained for provider and member grievances

e. Within five working days of receipt, the Complainant is informed by letter that the grievance has been received.

f. Each grievance is thoroughly investigated using the applicable statutory, regulatory, contractual and policy provisions, ensuring that facts are obtained from all parties.

g. All documentation received and mailed by the Contractor during the grievance process is dated upon receipt.

h. All grievances are filed in a secure designated area and are retained for five years following the Contractor's decision, the Administration's decision, judicial appeal or close of the grievance, whichever is later.

i. A copy of the Contractor's decision will be either hand-delivered or delivered by certified mail to all parties whose interest has been adversely affected by the decision. The decision shall be mailed to all other individuals by regular mail. The date of the decision shall be the date of personal delivery or, if mailed, the postmark date of the mailing. The decision must include and describe in detail, the following:

1. the nature of the grievance
2. the issues involved
3. the reasons supporting the Contractor's decision, explained in easy to understand terms for members, including references to applicable statute, rule, applicable contractual provisions, policy and procedure
4. the Complainant's right to request a hearing by filing the request for hearing to the Contractor no later than 30 days after the date of the Contractor's decision.

j. If the Contractor's decision is appealed and a request for hearing is filed, the Contractor must ensure that all supporting documentation is received by the AHCCCSA, Office of Legal Assistance, no later than five working days from the date the Contractor receives the verbal or written request from AHCCCSA, Office of Legal Assistance. The file sent by the Contractor must contain a cover letter that includes:

1. Complainant's name
2. Complainant's AHCCCS ID number
3. Complainant's address

4. Complainant's phone number (if applicable)
5. the date of receipt of grievance
6. a summary of the Contractor's actions undertaken to resolve the grievance and basis of the determination

k. The following material shall be included in the file sent by the Contractor:

1. written request of the Complainant asking for the request for hearing
2. copies of the entire file which includes the investigations and/or medical records; and the Contractor's decision
3. other information relevant to the resolution of the grievance

ATTACHMENT I: ENCOUNTER SUBMISSION REQUIREMENTS

The Contractor will be assessed sanctions for noncompliance with encounter submission requirements. AHCCCSA may also perform special reviews of encounter data, such as comparing encounter reports to the Contractor's claims files. Any findings of incomplete or inaccurate encounter data may result in the imposition of sanctions or requirement of a corrective action plan.

Pended Encounter Corrections

The Contractor must resolve all pended encounters within 120 days of the original processing date. Sanctions will be imposed according to the following schedule for each encounter pended for more than 120 days unless the pend is due to AHCCCSA error:

0-120 days   121-180 days  181-240 days   241-360 days   361 + days
No sanction  $ 5 per month $ 10 per month $ 15 per month $ 20 per month

"AHCCCSA error" is defined as a pended encounter, which (1) AHCCCSA acknowledges to be the result of its own error, and (2) requires a change to the system programming, an update to the database reference table, or further research by AHCCCSA. AHCCCSA reserves the right to adjust the sanction amount if circumstances warrant.

When the Contractor notifies AHCCCSA, in writing, that the resolution of a pended encounter depends on AHCCCSA rather than the Contractor, AHCCCSA will respond in writing within 30 days of receipt of such notification. The AHCCCSA response will report the status of each pending encounter problem or issue in question.

Pended encounters will not qualify as AHCCCSA errors if AHCCCSA reviews the Contractor's notification and asks the Contractor to research the issue and provide additional substantiating documentation, or if AHCCCSA disagrees with the Contractor's claim of AHCCCSA error. If a pended encounter being researched by AHCCCSA is later determined not to be caused by AHCCCSA error, the Contractor may be sanctioned retroactively.

Before imposing sanctions, AHCCCSA will notify the Contractor, in writing, of the total number of sanctionable encounters pended more than 120 days. Pended encounters shall not be deleted by the Contractor as a means of avoiding sanctions for failure to correct encounters within 120 days. The Contractor shall document deleted encounters and shall maintain a record of the deleted CRNs with appropriate reasons indicated. The Contractor shall, upon request, make this documentation available to AHCCCSA for review.

Encounter Validation Studies

Per CMS requirement, AHCCCSA will conduct encounter validation studies of the Contractor's encounter submissions, and sanction the Contractor for noncompliance with encounter submission requirements. The purpose of encounter validation studies is to compare recorded utilization information from a medical record or other source with the Contractor's submitted encounter data. Any and all covered services may be validated as part of these studies. Encounter validation studies will be conducted at least yearly.

AHCCCSA may revise study methodology, timelines, and sanction amounts based on agency review or as a result of consultations with CMS. The Contractor will be notified in writing of any significant change in study methodology.

AHCCCSA will conduct two encounter validation studies. Study "A" examines non-institutional services (form HCFA 1500 encounters), and Study "B" examines institutional services (form UB-92 encounters).

AHCCCSA will notify the Contractor in writing of the sanction amounts and of the selected data needed for encounter validation studies. The Contractor will have 90 days to submit the requested data to AHCCCSA. In the case of medical records requests, the Contractor's failure to provide AHCCCSA with the records requested within 90 days may result in a sanction of $1,000 per missing medical record. If AHCCCSA does not receive a sufficient number of medical records from the Contractor to select a statistically valid sample for a study, the Contractor may be sanctioned up to 5% of its annual capitation payment.

The criteria used in encounter validation studies may include timeliness, correctness, and omission of encounters. These criteria are defined as follows:

Timeliness: The time elapsed between the date of service and the date that the encounter is received at AHCCCS. All encounters must be received by AHCCCSA no later than 240 days after the end of the month in which the service was rendered, or the effective date of enrollment with the Contractor, whichever is later. For all encounters for which timeliness is evaluated, a sanction per encounter error extrapolated to the population of encounters may be assessed if the encounter record is received by AHCCCSA more than 240 days after the date determined above. It is anticipated that the sanction amount will be $1.00 per error extrapolated to the population of encounters; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

Correctness: A correct encounter contains a complete and accurate description of AHCCCS covered services provided to a member. A sanction per encounter error extrapolated to the population of encounters may be assessed if the encounter is incomplete or incorrectly coded. It is anticipated that the sanction amount will be $1.00 per error extrapolated to the population of encounters; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

Omission of data: An encounter not submitted to AHCCCSA or an encounter inappropriately deleted from AHCCCSA's pending encounter file or historical files in lieu of correction of such record. For Study "A" and for Study "B", a sanction per encounter error extrapolated to the population of encounters may be assessed for an omission. It is anticipated that the sanction amount will be $5.00 per error extrapolated to the population of encounters for Study "A" and $10.00 per error extrapolated to the population of encounters for Study "B"; however, sanction amounts may be adjusted if AHCCCSA determines that encounter quality has changed, or if CMS changes sanction requirements. The Contractor will be notified of the sanction amount in effect for the studies at the time the studies begin.

For encounter validation studies, AHCCCSA will select all approved and pended encounters to be studied no earlier than 240 days after the end of the month in which the service was rendered. Once AHCCCSA has selected the Contractor's encounters for encounter validation studies, subsequent encounter submissions for the period being studied will not be considered.

AHCCCSA may review all of the Contractor's submitted encounters, or may select a sample. The sample size, or number of encounters to be reviewed, will be determined using statistical methods in order to accurately estimate the Contractor's error rates. Error rates will be calculated by dividing the number of errors found by the number of encounters reviewed.
A 95% confidence interval will be used to account for limitations caused by sampling. The confidence interval shows the range within which the true error rate is estimated to be. If error rates are based on a sample, the error rate used for sanction purposes will be the lower limit of the confidence interval.

Encounter validation methodology and statistical formulas are provided in the AHCCCS Encounter Data Validation Technical Document, which is available in the Bidders Library. This document also provides examples, which illustrate how AHCCCSA determines study sample sizes, error rates, confidence intervals, and sanction amounts.

Written preliminary results of all encounter validation studies will be sent to the Contractor for review and comment. The Contractor will have a maximum of 30 days to review results and provide AHCCCSA with additional documentation that would affect the final calculation of error rates and sanctions. AHCCCSA will examine the Contractor's documentation and may revise study results if warranted. Written final results of the study will then be sent to the Contractor and communicated to CMS, and any sanctions will be assessed.

The Contractor may file a written challenge to sanctions assessed by AHCCCSA not more than 35 days after the Contractor receives final study results from AHCCCSA. Challenges will be reviewed by AHCCCSA and a written decision will be rendered no later than 60 days from the date of receipt of a timely challenge. Sanctions shall not apply to encounter errors successfully challenged. A challenge must be filed on a timely basis and a decision must be rendered by AHCCCSA prior to filing a grievance and request for hearing pursuant to Article 8 of AHCCCS Rules. Sanction amounts will be deducted from the Contractor's capitation payment.

Encounter Corrections

Contractors are required to submit replacement or voided encounters in the event that claims are subsequently corrected following the initial encounter submission. This includes corrections as a result of inaccuracies identified by fraud and abuse audits or investigations conducted by AHCCCSA or the Contractor. Contractors shall refer to the Encounter Reporting User Manual for instructions regarding submission of corrected encounters.

ATTACHMENT J: EPSDT PERIODICITY SCHEDULE

AHCCCS EPSDT PERIODICITY SCHEDULE

======================================================================================================================
                                             INFANCY                          EARLY CHILDHOOD         MIDDLE CHILDHOOD
                          -------------------------------------------    --------------------------   ----------------
                           new  2-4  by 1   2    4     6     9     12    15    18    24    3     4     5     6     8
     PROCEDURES           born  day   mo   mo    mo    mo    mo    mo    mo    mo    mo    yr    yr    yr    yr    yr
----------------------------------------------------------------------------------------------------------------------
History Initial/Interval   x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Height & Weight            x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Head Circumference         x     x    x     x    x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Blood Pressure                                                                             x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Nutritional Assessment     x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Vision**
----------------------------------------------------------------------------------------------------------------------
Hearing**/Speech
----------------------------------------------------------------------------------------------------------------------
Dev./Behavioral Assess.    x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Physical Examination       x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Immunization             <-x----------->    x    x     x           <-----x------>                <-----x----->
----------------------------------------------------------------------------------------------------------------------
Tuberculin Test                                                    +     +     +     +     +     +     +     +     +
----------------------------------------------------------------------------------------------------------------------
Hematocrit/Hemoglobin                 <----------------------x->
----------------------------------------------------------------------------------------------------------------------
Urinalysis                                                                                             x
----------------------------------------------------------------------------------------------------------------------
Lead Screen
----------------------------------------------------------------------------------------------------------------------
    Verbal                                             x     x           x     x           x     x     x     x
----------------------------------------------------------------------------------------------------------------------
    Blood                                                          x                 x     x*    x*    x*    x*
----------------------------------------------------------------------------------------------------------------------
Anticipatory Guidance      x     x    x     x    x     x     x     x     x     x     x     x     x     x     x     x
----------------------------------------------------------------------------------------------------------------------
Dental Referral**
======================================================================================================================

========================================================================
                                             ADOLESCENCE
                             -------------------------------------------
                             10    12    14    16    18
     PROCEDURES              yr    yr    yr    yr    yr   20+up to 21 yr
------------------------------------------------------------------------
History Initial/Interval     x     x     x     x     x          x
------------------------------------------------------------------------
Height & Weight              x     x     x     x     x          x
------------------------------------------------------------------------
Head Circumference
------------------------------------------------------------------------
Blood Pressure               x     x     x     x     x          x
------------------------------------------------------------------------
Nutritional Assessment       x     x     x     x     x          x
------------------------------------------------------------------------
Vision**
------------------------------------------------------------------------
Hearing**/Speech
------------------------------------------------------------------------
Dev./Behavioral Assess.      x     x     x     x     x          x
------------------------------------------------------------------------
Physical Examination         x     x     x     x     x          x
------------------------------------------------------------------------
Immunization                   <---x------>
------------------------------------------------------------------------
Tuberculin Test              +     +     +     +     +          +
------------------------------------------------------------------------
Hematocrit/Hemoglobin              <-----x--------------------------->
------------------------------------------------------------------------
Urinalysis                         <-----x--------------------------->
------------------------------------------------------------------------
Lead Screen
------------------------------------------------------------------------
    Verbal
------------------------------------------------------------------------
    Blood
------------------------------------------------------------------------
Anticipatory Guidance        x     x     x     x     x          x
------------------------------------------------------------------------
Dental Referral**
========================================================================

These are minimum requirements. If at any time other procedures, tests, etc. are medically indicated, the physician is obligated to perform them. If a child comes under care for the first time at any point on the schedule, or if any items are not accomplished at the suggested age, the schedule should be brought up to date at the earliest possible time.

Key: x = to be completed   + = to be performed for members at risk when
                               indicated.

<----x----> = the range during which a service may be provided, with the x indicating the preferred age.

* Members not previously screened who fall within this range (36 to 72 months of age) must have a blood lead screen performed.

**  See separate schedule for detail.

*** If American Academy of Pediatrics guidelines are used for the screening schedule and/or more screenings are medically necessary, those additional interperiodic screenings will be covered

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                           DENTAL PERIODICITY SCHEDULE

=============================================================================================================================
             MONTHS                                                     YEARS
-----------------------------------------------------------------------------------------------------------------------------
           Birth thru 36
              months											               20+ up
Procedure               3    4    5    6    7    8    9    10    11    12    13    14    15    16    17    18    19    to 21
----------------------------------------------------------------------------------------------------------------------------
Dental          +       x    x    x    x    x    x    x    x     x     x     x     x     x     x     x     x     x       x
Referral
=============================================================================================================================

REFERRALS FOR ROUTINE DENTAL VISITS SHOULD BEGIN AT AGE THREE (3). EARLIER INITIAL DENTAL EVALUATIONS MAY BE APPROPRIATE FOR SOME CHILDREN. SUBSEQUENT EXAMINATIONS AS PRESCRIBED BY DENTIST.

KEY:  + = BIRTH TO 36 MONTHS IF INDICATED

      x = TO BE COMPLETED

		ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
			VISION PERIODICITY SCHEDULE

=============================================================================================================================
                                      MONTHS                                                     YEARS
-----------------------------------------------------------------------------------------------------------------------------
            New   2 - 4  by 1
Procedure   born   Days   mo   2    4    6   9    12    15    18    24    3*  4    5   6    8    10    12   14    16    18
-----------------------------------------------------------------------------------------------------------------------------
Vision +++   S      S     S    S    S    S   S    S     S     S     S     O   O    O   S    S    O     O    S     S     O
=============================================================================================================================

============================
            YEARS
----------------------------
	    20+ up
	    to 21 yr
----------------------------
Vision +++  S
============================

THESE ARE MINIMUM REQUIREMENTS: IF AT ANY TIME OTHER PROCEDURES, TESTS, ETC. ARE MEDICALLY INDICATED, THE PHYSICIAN IS
OBLIGATED TO PERFORM THEM.

KEY:  S  =SUBJECTIVE, BY HISTORY

      O  =OBJECTIVE, BY A STANDARD TESTING METHOD

      *  =IF THE PATIENT IS UNCOOPERATIVE, RESCREEN IN 6 MONTHS.

    +++  =MAY BE DONE MORE FREQUENTLY IF INDICATED OR AT INCREASED RISK.

                   ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM
                     HEARING AND SPEECH PERIODICITY SCHEDULE

=============================================================================================================================
                                      MONTHS                                                     YEARS
-----------------------------------------------------------------------------------------------------------------------------
            New   2 - 4  by 1
Procedure   born   Days   mo   2    4    6   9    12    15    18    24   3    4    5   6    8    10    12   14    16    18
-----------------------------------------------------------------------------------------------------------------------------
Hearing/    S/0     S     S    S    S    S   S    S     S     S     S    O    O    O   S    S    O     O    S     S     O
Speech +++
=============================================================================================================================

============================
            YEARS
----------------------------
	    20+ up
	    to 21 yr
----------------------------
Hearing/
Speech +++  S
============================

THESE ARE MINIMUM REQUIREMENTS: IF AT ANY TIME OTHER PROCEDURES, TESTS, ETC. ARE MEDICALLY INDICATED, THE PHYSICIAN IS
OBLIGATED TO PERFORM THEM.

KEY:  S  =SUBJECTIVE, BY HISTORY

      O  =OBJECTIVE, BY A STANDARD TESTING METHOD

      * =ALL CHILDREN, INCLUDING NEWBORNS, MEETING RISK CRITERIA FOR HEARING LOSS SHOULD BE OBJECTIVELY SCREENED.

    +++  =MAY BE DONE MORE FREQUENTLY IF INDICATED OR AT INCREASED RISK

ATTACHMENT K: OFFEROR'S CHECKLIST

Offerors must submit all items below, unless otherwise noted. In the column titled "Offeror's Page #", the Offeror must enter the appropriate page numbers from its proposal where the AHCCCS Evaluation Panel may find the Offeror's response to that requirement.

I.       GENERAL MATTERS

-------------------------------------------------------------------------------
                 SUBJECT:                         REFERENCE    OFFEROR'S PAGE #
-------------------------------------------------------------------------------
Offeror's signature page                         (Front page)        N/A
-------------------------------------------------------------------------------
Offeror's Checklist (this attachment)                N/A
-------------------------------------------------------------------------------
Completion of all items in Section G of the RFP   Section G
-------------------------------------------------------------------------------

NOTE: The "Reqmt. #" shown below in Parts II, III, IV and V refers to the numbered submission requirements outlined in Section I, Paragraph 1 of this RFP.

II.      PROVIDER NETWORK

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Provider Network Development       1.     Attachment D (1)
------------------------------------------------------------------------------
                                   2.     Paragraph 27, Attachment
                                          B
------------------------------------------------------------------------------
                                   3.     Paragraph 27, Attachment
                                          B
------------------------------------------------------------------------------
Provider Network Management:
------------------------------------------------------------------------------
Monitoring and Managing            4.     Paragraph 16, 27, 29, 30,
                                          31, 33
------------------------------------------------------------------------------
                                   5.     Paragraph 29
------------------------------------------------------------------------------
Network Communication              6.     Paragraph 27, 29
------------------------------------------------------------------------------
                                   7.     N/A
------------------------------------------------------------------------------
Capacity Analysis/Planning and     8.     Paragraph 27
Development
------------------------------------------------------------------------------
                                   9.     Paragraph 73
------------------------------------------------------------------------------

III.     CAPITATION

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Capitation                         10.    Paragraph 53, 57, 75,
                                          Section B, Attachment E
------------------------------------------------------------------------------

IV.      PROGRAM

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Quality Management                 11.    Paragraph 23, 24
------------------------------------------------------------------------------
                                   12.    Paragraph 23
------------------------------------------------------------------------------
                                   13.    Paragraph 23
------------------------------------------------------------------------------
Utilization Management             14.    Paragraph 23
------------------------------------------------------------------------------
                                   15.    Paragraph 23
------------------------------------------------------------------------------
                                   16.    Paragraph 23
------------------------------------------------------------------------------
                                   17.    Paragraph 23
------------------------------------------------------------------------------
                                   18.    Paragraph 23
------------------------------------------------------------------------------
Disease Prevention/Health          19.    Paragraph 10, 23, 24
Maintenance
------------------------------------------------------------------------------
                                   20.    Paragraph 10, 15, 23, 24
------------------------------------------------------------------------------
                                   21.    Paragraph 10, 24
------------------------------------------------------------------------------
                                   22.    Paragraph 10, 23
------------------------------------------------------------------------------
Focused Health Needs               23.    Paragraph 11, 23
------------------------------------------------------------------------------
                                   24.    Paragraph 23
------------------------------------------------------------------------------
                                   25.    Paragraph 18, 20
------------------------------------------------------------------------------
                                   26.    Paragraph 10, 11, 23
------------------------------------------------------------------------------
                                   27.    Paragraph 10, 23, 24, 31,
                                          33
------------------------------------------------------------------------------
Member Services                    28.    Paragraph 18, 23, 25,
                                          Attachment H (1)
------------------------------------------------------------------------------
                                   29.    Paragraph 8, 16, 18, 20
------------------------------------------------------------------------------
                                   30.    Paragraph 4, 19, 23, 25,
                                          Attachment H (1)
------------------------------------------------------------------------------

V.       ORGANIZATION

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Organization and Staffing          31.    N/A
------------------------------------------------------------------------------
                                   32.    N/A
------------------------------------------------------------------------------
                                   33.    Paragraph 73
------------------------------------------------------------------------------
Corporate Compliance               34.    Paragraph 62
------------------------------------------------------------------------------
                                   35.    Paragraph 62
------------------------------------------------------------------------------
Grievance and Appeals              36.    Paragraph 25, Attachment
                                          H (1), Attachment H (2)
------------------------------------------------------------------------------
                                   37.    Paragraph 25, Attachment
                                          H (1), Attachment H (2)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Claims                             38.    Paragraph 38, 58
------------------------------------------------------------------------------
                                   39.    N/A
------------------------------------------------------------------------------
                                   40.    N/A
------------------------------------------------------------------------------
Encounters                         41.    Paragraph 64, 65,
                                          Attachment I
------------------------------------------------------------------------------
Financial Standards                42.    Paragraph 46, 47
------------------------------------------------------------------------------
                                   43.    Paragraph 45
------------------------------------------------------------------------------
                                   44.    N/A
------------------------------------------------------------------------------
                                   45.    N/A
------------------------------------------------------------------------------
                                   46.    N/A
------------------------------------------------------------------------------
                                   47.    N/A
------------------------------------------------------------------------------
                                   48.    N/A
------------------------------------------------------------------------------
                                   49.    Paragraph 50
------------------------------------------------------------------------------
                                   50.    Paragraph 43
------------------------------------------------------------------------------
Liability Management               51.    Paragraph 50
------------------------------------------------------------------------------

VI.      EXTRA CREDIT


------------------------------------------------------------------------------
                                                SECTION D
                                              PARAGRAPH #S AND       OFFEROR'S
          SUBJECT:              REQMT. #        ATTACHMENTS            PAGE #
------------------------------------------------------------------------------
Optional Submissions:
------------------------------------------------------------------------------
Extra Credit                       52.              N/A
------------------------------------------------------------------------------

[END OF CHECKLIST]